                                [RELIASTAR LOGO]

                  ReliaStar Life Insurance Company of New York
                               1000 Woodbury Road
                            Woodbury, New York 11797
                     -------------------------------------

                                 SELECTQLIFE NY
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                                       OF
                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

     ReliaStar Life Insurance Company of New York is offering the flexible premium variable life insurance policy (SelectQLife NY) described in this prospectus. ReliaStar designed the Policy to provide (1) a death benefit payable when the insured person dies; and (2) maximum flexibility regarding premium payments and death benefits. Subject to certain restrictions, Policy owners may:

     - vary the frequency and amount of premium payments;

     - increase or decrease the level of death benefits payable under the policy; and

     - allocate premiums to:

          -- the Fixed Account, an account that provides a minimum specified rate of interest; and

          -- Sub-Accounts of ReliaStar Life Insurance Company of New York
             Variable Life Separate Account I, a Variable account allowing you to invest in certain portfolios of the following Funds:


AIM Variable Insurance Funds
The Alger American Fund
Fidelity Variable Insurance Products Fund
Fidelity Variable Insurance Products Fund II
Janus Aspen Series
Neuberger Berman Advisers Management Trust
OCC Accumulation Trust
Pilgrim Variable Products Trust
Putnam Variable Trust


     If you allocate net premiums to Sub-Accounts of ReliaStar Life Insurance Company of New York Variable Life Separate Account I, the amount of the Policy's death benefit may, and the total value attributed to a Policy will, vary to reflect the investment performance of the Sub-Accounts you select.

     The Policy's purpose is to provide insurance protection for the beneficiary. ReliaStar does not claim that investing in the Policy is in any way similar or comparable to a systematic investment plan or a mutual fund.

     Generally, the Policy will remain in force as long as the cash surrender value (that is, the amount that ReliaStar would pay if you surrender the Policy) is sufficient to pay certain monthly charges. However, under certain circumstances the Policy provides a death benefit guarantee that allows the Policy to remain in force without regard to the cash surrender value. See "Death Benefit Guarantee."

     Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not Federally insured by the Federal Deposit Insurance Corporation or any other government agency.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. CALL 1-800-456-6965 TO OBTAIN A CURRENT PROSPECTUS FOR ANY OF THE FUNDS. A CURRENT PROSPECTUS FOR EACH OF THE FUNDS MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

     THE DATE OF THIS PROSPECTUS IS MAY 1, 2000.

DEFINITIONS.................................................    5
PART 1. SUMMARY
  The Policy................................................    7
  Free Look Rights..........................................    8
  Premium Payments..........................................    8
  The Variable Account......................................    8
  The Fixed Account.........................................    8
  The Funds.................................................    8
  Charges Against the Accumulation Value....................   11
  Charges Upon Lapse or Total Surrender of the Policy.......   11
  Surrenders................................................   11
  Partial Withdrawals.......................................   11
  Loans.....................................................   11
  Transfers.................................................   12
  Death Benefit Overview....................................   12
  Adjusting the Death Benefit...............................   12
  Death Benefit Guarantee...................................   12
  Lapse.....................................................   12
  Taxation of Death Benefit Proceeds........................   12
  Taxation of the Policy....................................   13
PART 2. DETAILED INFORMATION
  ReliaStar Life Insurance Company of New York..............   13
  The Policies..............................................   13
     Deductions and Charges.................................   13
     Premium Expense Charge.................................   14
     Monthly Deduction......................................   14
       Cost of Insurance....................................   14
       Monthly Administrative Charge........................   14
       Monthly Mortality and Expense Risk Charge............   15
       Optional Insurance Benefit Charges...................   15
     Surrender Charge.......................................   15
     Partial Withdrawal and Transfer Charges................   16
     Modification of Charges................................   16
     Investment Advisory Fees and Other Fund Expenses.......   17
     Fund Expenses..........................................   17
  The Variable Account......................................   18
     Investments of the Variable Account....................   19
     Performance Information................................   19
  Death Benefit.............................................   20
     Death Benefit Options..................................   20
       Level Amount Option..................................   20
       Variable Amount Option...............................   21
     Which Death Benefit Option to Choose...................   22
  Requested Changes in Face Amount..........................   22
     Increases..............................................   22
     Decreases..............................................   22
     Effect of Requested Changes in Face Amount.............   22
  Insurance Protection......................................   23
  Changing the Death Benefit Option.........................   24
  Accelerated Benefit Rider.................................   24

  Payment and Allocation of Premiums........................   25
     Issuing the Policy.....................................   25
       Coverage.............................................   25
       Minimum Initial Premium..............................   25
     Allocating Premiums....................................   25
       Crediting Net Premiums...............................   25
       Refunding Premiums...................................   26
     Amount and Timing of Premiums..........................   26
     Planned Periodic Premiums..............................   26
     Paying Premiums by Mail................................   27
  Death Benefit Guarantee...................................   27
     Requirements for the Death Benefit Guarantee...........   27
  Accumulation Value........................................   28
  Illustration of Policy Benefits...........................   29
  Specialized Uses of the Policy............................   29
  Policy Lapse and Reinstatement............................   29
     Lapse..................................................   29
     Reinstatement..........................................   30
  Surrender Benefits........................................   30
     Total Surrender........................................   30
     Partial Withdrawal.....................................   30
       Effect of Partial Withdrawal.........................   31
  Transfers.................................................   31
     Telephone/Fax Instructions.............................   32
     Dollar Cost Averaging Service..........................   32
     Portfolio Rebalancing Service..........................   33
     Transfer Limits........................................   33
     Transfer Charges.......................................   33
  Policy Loans..............................................   33
     General................................................   33
     Immediate Effect of Policy Loans.......................   34
     Effect on Investment Performance.......................   34
     Effect on Policy Coverage..............................   34
     Interest...............................................   35
     Repayment of Loan Amount...............................   35
     Tax Considerations.....................................   35
  Free Look and Conversion Rights...........................   35
     Free Look Rights.......................................   35
     Conversion Rights......................................   35
       General Option.......................................   35
     Additional Information on the Investments of the
      Variable Account......................................   36
       Investment Limits....................................   36
       Addition, Deletion, or Substitution of Investments...   36
  Voting Rights.............................................   37
     Disregarding Voting Instructions.......................   37
  Benefits at Age 95........................................   38
  General Provisions........................................   38
     Ownership..............................................   38
     Proceeds...............................................   38
     Beneficiary............................................   38
     Postponement of Payments...............................   39
     Settlement Options.....................................   39
       Interest on Settlement Options.......................   39

     Incontestability.......................................   40
     Misstatement of Age and Sex............................   40
     Suicide................................................   40
     Termination............................................   40
     Amendment..............................................   40
     Reports................................................   41
       Annual Statement.....................................   41
       Projection Report....................................   41
       Other Reports........................................   41
     Dividends..............................................   41
     Collateral Assignment..................................   41
     Optional Insurance Benefits............................   41
       Accelerated Benefit Rider............................   41
       Accidental Death Benefit Rider.......................   41
       Additional Insured Rider.............................   41
       Waiver of Monthly Deduction Rider....................   41
       Cost of Living Increase Rider........................   41
       Total Disability Specified Premium Rider.............   41
  Federal Tax Matters.......................................   42
     Introduction...........................................   42
     Tax Status of the Policy...............................   42
     Tax Treatment of Policy Benefits.......................   42
       In General...........................................   42
       Modified Endowment Contracts.........................   42
       Distributions from Modified Endowment Contracts......   43
       Distributions from Policies That Are Not Modified
        Endowment Contracts.................................   43
       Policy Loans.........................................   43
       Multiple Policies....................................   43
     Taxation of ReliaStar Life Insurance Company of New
      York..................................................   43
     Possible Changes in Taxation...........................   44
     Other Considerations...................................   44
     Legal Developments Regarding Employment-Related Benefit
      Plans.................................................   44
  Distribution of the Policies..............................   44
  Management................................................   45
     Directors and Officers.................................   45
  State Regulation..........................................   48
  Legal Proceedings.........................................   48
  Bonding Arrangements......................................   49
  Legal Matters.............................................   49
  Experts...................................................   49
  Registration Statement Contains Further Information.......   49
  Financial Statements......................................   49
  Appendices................................................  A-1

     THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS CONSTITUTES AN OFFERING OR SOLICITATION ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING OR SOLICITATION MAY LAWFULLY BE MADE.

     RELIASTAR HAS NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE POLICY OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE ACCOMPANYING FUND PROSPECTUSES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS.

DEFINITIONS

ACCUMULATION VALUE. The total value attributable to a specific Policy, which equals the sum of the Variable Accumulation Value (the total of the values in each Sub-Account of the Variable Account) and the Fixed Accumulation Value (the value in the Fixed Account). See "Accumulation Value" at page 28 and Appendix B.

AGE. The Insured's age at the last birthday determined as of the beginning of each Policy Year.

CASH SURRENDER VALUE. The Accumulation Value less any Surrender Charge, Loan
     Amount and unpaid Monthly Deductions.

CASH VALUE. The Accumulation Value less any Surrender Charge.

CODE. Internal Revenue Code of 1986, as amended.

DEATH BENEFIT. The amount determined under the applicable Death Benefit Option.
     We will reduce the proceeds payable to the beneficiary upon the Insured's death by any Loan Amount and any unpaid Monthly Deductions. See "Death Benefit" at page 20.

DEATH BENEFIT GUARANTEE. A feature of the Policy guaranteeing that the Policy will not lapse during the Death Benefit Guarantee Period specified in your Policy if, on each Monthly Anniversary, the total premiums paid on the Policy, less any partial withdrawals and any Loan Amount, equals or exceeds the total required Minimum Monthly Premium payments specified in your Policy. See "Death Benefit Guarantee" at page 27.

DEATH BENEFIT OPTION. Either of two death benefit options available under the Policy (the Level Amount Option and the Variable Amount Option). See "Death Benefit -- Death Benefit Options" at page 20.

FACE AMOUNT. The minimum Death Benefit under the Policy as long as the Policy remains in force. See "Death Benefit" at page 20.

FIXED ACCOUNT. ReliaStar Life Insurance Company of New York's assets other than those allocated to the Variable Account or any other separate account. See Appendix A.

FIXED ACCUMULATION VALUE. The value attributable to a specific Policy based upon amounts in the Fixed Account. Unlike the Variable Accumulation Value, the Fixed Accumulation Value will not reflect the investment performance of the Funds. See "Accumulation Value" at page 28 and Appendix B.

FUNDS. Any open-end management investment company (or portfolio thereof) or unit investment trust (or series thereof) in which a Sub-Account invests. See "Investments of the Variable Account" at page 19.

INSURED. The person upon whose life we issue the Policy.

ISSUE DATE. The date insurance coverage under a Policy begins.

LOAN AMOUNT. The sum of all unpaid Policy loans including unpaid interest due thereon. See "Policy Loans" at page 33.

MINIMUM MONTHLY PREMIUM. A monthly premium amount that we determine when we issue the Policy. Your Policy will specify this amount. See "Death Benefit Guarantee" at page 27.

MONTHLY ANNIVERSARY. The same date in each succeeding month as the Policy Date.
     If the Monthly Anniversary falls on a date other than a Valuation Date, then the Monthly Anniversary will be the next Valuation Date. The first Monthly Anniversary is on the Policy Date.

MONTHLY DEDUCTION. A monthly charge that we deduct from the Accumulation Value of the Policy. See "Deductions and Charges -- Monthly Deduction" at page 14.

NET PREMIUM. The premium you pay less a Premium Expense Charge.

PLANNED PERIODIC PREMIUM. The scheduled premium you select of a level amount at a fixed interval. The Policy will show the initial Planned Periodic Premium you select. See "Payment and Allocation of Premiums -- Planned Periodic Premiums" at page 26.

POLICY. SelectQLife NY, the flexible premium variable life insurance policy described in this prospectus.

POLICY ANNIVERSARY. The same date in each succeeding year as the Policy Date. If the Policy Anniversary falls on a date other than a Valuation Date, the Policy Anniversary will be the next Valuation Date.

POLICY DATE. The date shown on your Policy that ReliaStar uses to determine
     Policy Years, Policy Months, Monthly Anniversaries and Policy
     Anniversaries.

POLICY MONTH. A one-month period beginning on a Monthly Anniversary.

POLICY YEAR. A 12-month period beginning on a Policy Anniversary.

PREMIUM EXPENSE CHARGE. An amount (currently 5%) ReliaStar deducts from each premium payment, resulting in the Net Premium. See "Deductions and Charges -- Premium Expense Charge" at page 14.

RATE CLASS. A group of Insureds we determine based on our expectation that they will have similar mortality experience.

SEC. Securities and Exchange Commission.

SIGNATURE GUARANTEE. A guarantee of your signature by a member firm of the New
     York, American, Boston, Midwest, Philadelphia, or Pacific Stock Exchange, or by a commercial bank which is a member of the Federal Deposit Insurance Corporation, or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. that has entered into an appropriate agreement with us.

SUB-ACCOUNT. A sub-division of the Variable Account that invests exclusively in the shares of a specified Fund.

SURRENDER CHARGE. A charge imposed upon total surrender or lapse of the Policy during the first 15 Policy Years and the first 15 years following any requested increase in Face Amount. See "Deductions and Charges -- Surrender Charge" at page 15.

SURRENDER CHARGE WHOLE LIFE PREMIUM. An amount used in calculating the Premium
     Related Surrender Charge Reduction. The Surrender Charge Whole Life Premium will equal the amount obtained by dividing the Face Amount or the amount of a requested increase, as the case may be, by $1,000, and multiplying the result by the applicable factor from Appendix D. See "Deductions and Charges -- Surrender Charge" at page 15.

UNIT VALUE. The unit measure by which we determine the value of the Policy's interest in each Sub-Account. See Appendix B.

VALUATION DATE. Each day the New York Stock Exchange is open for business except for days that a Sub-Account's corresponding Fund does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Rev. Dr. Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; July Fourth; Labor Day; Thanksgiving Day; and Christmas Day. See Appendix B.

VALUATION PERIOD. The period beginning at the close of business on a Valuation
     Date and ending at the close of business on the next Valuation Date. See Appendix B.

VARIABLE ACCOUNT. ReliaStar Life Insurance Company of New York Variable Life
     Separate Account I, a separate investment account we established to receive and invest Net Premiums paid under the Policy and other variable life insurance policies that we issue. See "The Variable Account" at page 18.

VARIABLE ACCUMULATION VALUE. The value attributable to a specific Policy based upon amounts in the Variable Account. See "Accumulation Value" at page 28 and Appendix B.

WE, US, OUR, THE COMPANY, OR RELIASTAR. ReliaStar Life Insurance Company of New
     York.

YOU, YOUR. The Policy owner as designated in the application for the Policy or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy owner. A collateral assignee is not the Policy owner.

PART 1. SUMMARY

     This is a brief summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information.

THE POLICY

     SelectQLife NY is a flexible premium variable life insurance contract with death benefits, cash, values, and other features of traditional life insurance contracts. The Policies are:

     - "flexible premium" because you do not have to pay premiums according to a fixed schedule: and

     - "variable" because Accumulation Values and, under certain circumstances, the Death Benefit, will increase and decrease based on the investment performance of the Funds corresponding to the Sub-Accounts to which you allocate your premium payments.

     Under current Federal tax law, as long as the Policy qualifies as life insurance, Accumulation Value increases will be subject to the same Federal income tax treatment as traditional life insurance cash values. Therefore, any increases should accumulate on a tax deferred basis until you request a distribution. See "Federal Tax Matters -- Tax Status of the Policy." The following chart outlines the various features, charges and expenses of the Policies. Additional detailed information pertaining to charges and expenses is contained in this Summary and in "Deductions and Charges."

                                   FLOW CHART

FREE LOOK RIGHTS             -  If you return the Policy to us by midnight of
                                the 20th day after you receive it, we will send you a refund of all premiums paid, unless otherwise stipulated by state law. See "Free
                                Look and Conversion Rights -- Free Look Rights."

PREMIUM PAYMENTS             -  You choose when to pay and how much to pay.
                             -  We may refuse to accept any premium less than
                                $25.
                             -  You cannot pay additional premiums after age 95.
                             -  We may refuse any premium that would disqualify
                                your Policy as life insurance under Section 7702 of the Code.
                             -  You may pay enough premiums to maintain the
                                Death Benefit Guarantee in order to keep the Policy in force during at least the first several Policy Years. See "Death Benefit
                                Guarantee" and "Payment and Allocation of Premiums -- Amount and Timing of Premiums."
                             -  We deduct a Premium Expense Charge (5.00% of
                                each premium payment) and credit the remaining premium (the Net Premium) to the Variable
                                Account or the Fixed Account according to your instructions. See "Deductions and
                                Charges -- Premium Expense Charge."

THE VARIABLE ACCOUNT
(RELIASTAR
  LIFE INSURANCE COMPANY OF
  NEW YORK VARIABLE LIFE
  SEPARATE ACCOUNT I)        -  ReliaStar Life Insurance Company of New York
                                Variable Life Separate Account I is one of our separate accounts and consists of several
                                Sub-Accounts. We only invest premiums from our variable life insurance policies in the Variable
                                Account.
                             -  We invest any Net Premiums you allocate to each
                                Sub-Account in shares of the Fund related to that Sub-Account.
                             -  Variable Accumulation Value will vary with the
                                investment performance of the Funds and the charges deducted from the Variable Accumulation
                                Value. See "Accumulation Value."

THE FIXED ACCOUNT            -  Consists of all of our assets other than those
                                in our separate accounts (including the Variable
                                Account).
                             -  We credit interest of at least 4% per year on
                                any amounts you allocate to the Fixed Account.
                             -  We may, in our sole discretion, credit interest
                                in excess of 4%. See Appendix A, "The Fixed
                                Account."

THE FUNDS                    -  You can instruct ReliaStar to place your Net
                                Premium in, or transfer to, up to 17 of 34 investment portfolios over the lifetime of your Policy.

     The following chart lists the currently available Funds and outlines certain of their important characteristics.


                                INVESTMENT FUNDS

----------------------------------------------------------------------------------------------------------------------
                                                                                            GROWTH
                                                 ADVISER/          MONEY      FIXED           &
  FUND GROUP               FUND                 SUBADVISER         MARKET     INCOME        INCOME      INTERNATIONAL

----------------------------------------------------------------------------------------------------------------------
     AIM              AIM V.I. Dent                A I M
   Variable            Demographic            Advisors, Inc./
  Insurance            Trends Fund          H.S. Dent Advisors,
    Funds                                          Inc.
 Houston, TX
----------------------------------------------------------------------------------------------------------------------
Alger American    Alger American Growth         Fred Alger
New York, N.Y.          Portfolio            Management, Inc.
                  ---------------------------------------------------------------------------------------------------
                      Alger American            Fred Alger
                    Leveraged All Cap        Management, Inc.
                        Portfolio
                  ---------------------------------------------------------------------------------------------------
                  Alger American MidCap         Fred Alger
                     Growth Portfolio        Management, Inc.
                  ---------------------------------------------------------------------------------------------------
                   Alger American Small         Fred Alger
                      Capitalization         Management, Inc.
                        Portfolio
----------------------------------------------------------------------------------------------------------------------
   Fidelity                VIP              Fidelity Management
Investments(R)        Equity-Income         & Research Company
Boston, Mass.      Portfolio -- Initial                                                       X
                          Class
                  ---------------------------------------------------------------------------------------------------
                        VIP Growth          Fidelity Management
                       Portfolio --         & Research Company
                      Initial Class
                  ---------------------------------------------------------------------------------------------------
                                                                                X
                           VIP              Fidelity Management
                       High Income          & Research Company
                       Portfolio --
                      Initial Class
                  ---------------------------------------------------------------------------------------------------
                                                                    X
                           VIP              Fidelity Management
                       Money Market         & Research Company
                   Portfolio -- Initial
                          Class
                  ---------------------------------------------------------------------------------------------------
                   VIP II Contrafund(R)     Fidelity Management
                   Portfolio -- Initial     & Research Company
                          Class
                  ---------------------------------------------------------------------------------------------------
                                                                                              X
                          VIP II            Fidelity Management
                  Index 500 Portfolio --    & Research Company
                      Initial Class
                  ---------------------------------------------------------------------------------------------------
   Fidelity               VIP II            Fidelity Management
Investments(R)    Investment Grade Bond     & Research Company
     is a          Portfolio -- Initial
  registered              Class
 trademark of
  FMR Corp.                                                                     X
----------------------------------------------------------------------------------------------------------------------
    Janus              Aspen Series            Janus Capital
Denver, Colo.           Aggressive              Corporation
                     Growth Portfolio
                  ---------------------------------------------------------------------------------------------------
                   Aspen Series Growth         Janus Capital
                        Portfolio               Corporation
                  ---------------------------------------------------------------------------------------------------
                                                                                                              X
                       Aspen Series            Janus Capital
                   International Growth
                        Portfolio
                  ---------------------------------------------------------------------------------------------------
                                                                                                              X
                  Aspen Series Worldwide       Janus Capital
                     Growth Portfolio           Corporation
----------------------------------------------------------------------------------------------------------------------

--------------  -----------------------------------------------------------------------------------

                                         AGGRESSIVE                               PRIMARY
  FUND GROUP      BALANCED      GROWTH     GROWTH        OBJECTIVE(S)           INVESTMENTS
--------------  -----------------------------------------------------------------------------------
     AIM                                               Long-term growth        Securities of
   Variable                                               of capital        companies that are
  Insurance                                                                  likely to benefit
    Funds                                                                      from changing
 Houston, TX                      X                                            demographic,
                                                                               economic and
                                                                             lifestyle trends
--------------  -----------------------------------------------------------------------------------
Alger American                                         Long-term capital     Equity securities
New York, N.Y.                 X                         appreciation       of large companies
                -----------------------------------------------------------------------------------
                  --------------------------------------------------------------------------------------
                                            X
                                                       Long-term capital     Equity securities
                                                         appreciation       of companies of any
                                                                                   size
                -----------------------------------------------------------------------------------
                  ----------------------------------------------------------------------------------------------
                               X
                                                       Long-term capital     Equity securities
                                                         appreciation       within the range of
                                                                             S&P(R) MidCap 400
                                                                                   Index
                -----------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------------------------
                                            X
                                                       Long-term capital     Equity securities
                                                         appreciation       within the range of
                                                                              Russell(R) 2000
                                                                             Growth or S&P(R)
                                                                               SmallCap 600
                                                                                  Indexes
--------------  -----------------------------------------------------------------------------------
   Fidelity                                               Reasonable         Income-producing
Investments(R)                                           income; also        equity securities
Boston, Mass.                                              considers             and debt
                                                         potential for          obligations
                                                            capital
                                                         appreciation
                -----------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------------------------
                                  X
                                                            Capital            Common stocks
                                                         appreciation
                -----------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------------------------
                                                         High current        Income-producing
                                                            income           debt securities,
                                                                             preferred stocks
                                                                              and convertible
                                                                            securities, with an
                                                                            emphasis on lower-
                                                                               quality debt
                                                                                securities
                -----------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------------------------
                                                         High current          U.S. dollar-
                                                       income consistent     denominated money
                                                       with preservation     market securities
                                                        of capital and
                                                           liquidity
                -----------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------------------------
                                  X
                                                            Capital            Securities of
                                                         appreciation         companies whose
                                                                             value the adviser
                                                                              believes is not
                                                                            fully recognized by
                                                                                the public
                -----------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------------------------
                                                       Total return that     Common stocks of
                                                        corresponds to            S&P 500
                                                        that of S&P 500
                                                             Index
                -----------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------------------------
   Fidelity                                              High current        Investment-grade
Investments(R)                                         income consistent    intermediate fixed
     is a                                              with preservation     income securities
  registered                                              of capital
 trademark of
  FMR Corp.
--------------  -----------------------------------------------------------------------------------
    Janus                                              Long-term growth       Nondiversified
Denver, Colo.                               X             of capital        portfolio of common
                                                                                  stocks
                -----------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------------------------
                                  X
                                                       Long-term capital    Diversified common
                                                            growth                stocks
                -----------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------------------------
                                                       Long-term capital        Foreign and
                                                            growth            domestic common
                                                                                  stocks
                -----------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------------------------
                                                       Long-term capital        Foreign and
                                                            growth            domestic common
                                                                                  stocks
--------------  -----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                            GROWTH
                                                 ADVISER/          MONEY      FIXED           &
  FUND GROUP               FUND                 SUBADVISER         MARKET     INCOME        INCOME      INTERNATIONAL

----------------------------------------------------------------------------------------------------------------------
  Neuberger        Advisers Management       Neuberger Berman
    Berman        Trust Limited Maturity     Management Inc./
New York, N.Y.        Bond Portfolio         Neuberger Berman,             X
                                                    LLC
                  ---------------------------------------------------------------------------------------------------
                   Advisers Management       Neuberger Berman
                      Trust Partners         Management Inc./
                        Portfolio            Neuberger Berman
                                                    LLC
                  ---------------------------------------------------------------------------------------------------
                   Advisers Management       Neuberger Berman
                      Trust Socially         Management Inc./
                   Responsive Portfolio      Neuberger Berman,
                                                    LLC
----------------------------------------------------------------------------------------------------------------------
     OCC          OCC Accumulation Trust      OpCap Advisors
New York, N.Y.       Equity Portfolio
                  ---------------------------------------------------------------------------------------------------
                                                                                                       X
                  OCC Accumulation Trust      OpCap Advisors
                      Global Equity
                        Portfolio
                  ---------------------------------------------------------------------------------------------------
                  OCC Accumulation Trust      OpCap Advisors
                    Managed Portfolio
                  ---------------------------------------------------------------------------------------------------
                  OCC Accumulation Trust      OpCap Advisors
                   Small Cap Portfolio
----------------------------------------------------------------------------------------------------------------------
   Pilgrim          Pilgrim VP Growth             Pilgrim
Phoenix, Ariz.        Opportunities          Investments, Inc.
                        Portfolio
                  ---------------------------------------------------------------------------------------------------
                   Pilgrim VP Growth +            Pilgrim
                     Value Portfolio           Investments,
                                            Inc./Navellier Fund
                                             Management, Inc.
                  ---------------------------------------------------------------------------------------------------
                                                                           X
                  Pilgrim VP High Yield           Pilgrim
                        Portfolio            Investments, Inc.
                  ---------------------------------------------------------------------------------------------------
                                                                                                       X
                        Pilgrim VP                Pilgrim
                   International Value         Investments,
                        Portfolio              Inc./Brandes
                                                Investment
                                              Partners, L.P.
                  ---------------------------------------------------------------------------------------------------
                                                                                         X
                   Pilgrim VP MagnaCap            Pilgrim
                        Portfolio            Investments, Inc.
                  ---------------------------------------------------------------------------------------------------
                    Pilgrim VP MidCap             Pilgrim
                      Opportunities          Investments, Inc.
                        Portfolio
                  ---------------------------------------------------------------------------------------------------
                   Pilgrim VP Research            Pilgrim
                      Enhanced Index           Investments,
                        Portfolio            Inc./J.P. Morgan
                                                Investment
                                              Management Inc.
                  ---------------------------------------------------------------------------------------------------
                   Pilgrim VP SmallCap            Pilgrim
                      Opportunities          Investments, Inc.
                        Portfolio
----------------------------------------------------------------------------------------------------------------------
    Putnam         Putnam VT Growth and      Putnam Investment
 Investments,      Income Fund -- Class      Management, Inc.
     Inc.               IA Shares
Boston, Mass.                                                                            X
                  ---------------------------------------------------------------------------------------------------
                      Putnam VT New          Putnam Investment
                  Opportunities Fund --      Management, Inc.
                     Class IA Shares
                  ---------------------------------------------------------------------------------------------------
                    Putnam VT Voyager        Putnam Investment
                     Fund -- Class IA        Management, Inc.
                          Shares
----------------------------------------------------------------------------------------------------------------------

--------------  -----------------------------------------------------------------------------------

                                         AGGRESSIVE                               PRIMARY
  FUND GROUP      BALANCED      GROWTH     GROWTH        OBJECTIVE(S)           INVESTMENTS
--------------  -----------------------------------------------------------------------------------
  Neuberger                                             Highest current          Short-to-
    Berman                                             income consistent     intermediate term
New York, N.Y.                                         with low risk to      investment-grade
                                                         principal and        debt securities
                                                         liquidity and
                                                       secondarily total
                                                            return
                -----------------------------------------------------------------------------------

                               X
                                                        Capital growth       Common stocks of
                                                                              medium-to-large
                                                                              capitalization
                                                                                 companies
                -----------------------------------------------------------------------------------

                               X
                                                       Long-term capital     Common stocks of
                                                            growth          companies that meet
                                                                            both financial and
                                                                              social criteria
--------------  -----------------------------------------------------------------------------------
     OCC                                               Long-term capital       Securities of
New York, N.Y.                 X                         appreciation           undervalued
                                                                                 companies
                -----------------------------------------------------------------------------------

                                                       Long-term capital    Global investments
                                                         appreciation            in equity
                                                                                securities
                -----------------------------------------------------------------------------------

                X
                                                       Growth of capital      Common stocks,
                                                                              bonds and cash
                                                                                equivalents
                -----------------------------------------------------------------------------------

                                         X
                                                            Capital          Equity securities
                                                         appreciation       of companies under
                                                                                $1 billion
--------------  -----------------------------------------------------------------------------------
   Pilgrim                                             Long-term capital     Common stocks of
Phoenix, Ariz.                 X                            growth          large cap, mid cap
                                                                               or small cap
                                                                                 companies
                -----------------------------------------------------------------------------------

                                         X
                                                            Capital          Equity securities
                                                       appreciation from
                                                        investing in a
                                                          diversified
                                                         portfolio of
                                                       equity securities
                -----------------------------------------------------------------------------------

                                                         High current        High-yield bonds
                                                       yield and capital
                                                         appreciation
                -----------------------------------------------------------------------------------

                                                       Long-term capital       International
                                                         appreciation            equities
                -----------------------------------------------------------------------------------

                                                        Capital growth         Common stocks
                -----------------------------------------------------------------------------------

                               X
                                                       Long-term capital     Common stocks of
                                                         appreciation         mid-sized U.S.
                                                                                 companies
                -----------------------------------------------------------------------------------

                               X
                                                       Long-term capital       Common stocks
                                                         appreciation
                -----------------------------------------------------------------------------------

                               X
                                                       Long-term capital       Common stocks
                                                         appreciation
--------------  -----------------------------------------------------------------------------------
    Putnam                                              Capital growth         Value stocks
 Investments,                                             and current
     Inc.                                                   income
Boston, Mass.
                -----------------------------------------------------------------------------------

                               X
                                                       Long-term capital       Growth stocks
                                                         appreciation
                -----------------------------------------------------------------------------------

                                         X
                                                            Capital            Growth stocks
                                                         appreciation
--------------  -----------------------------------------------------------------------------------

     For each Fund's expenses, see "Investment Advisory Fees and Other Fund Expenses."

CHARGES AGAINST THE ACCUMULATION VALUE

     The Accumulation Value of the Policy is subject to the Monthly Deduction charges. Except for the Monthly Mortality and Expense Risk Charge, we will deduct the Monthly Deduction each month from both the Fixed Accumulation Value and the Variable Accumulation Value on a proportionate basis depending on their relative Accumulation Values at that time. We will deduct the Monthly Mortality and Expense Risk Charge on a proportionate basis from each Sub-Account of the Variable Account depending on their relationship to the Variable Accumulation Value at that time. See "Deductions and Charges -- Monthly Deduction."

The Monthly Deduction includes:

     - A charge for the cost of insurance -- varies based on the Insured's sex, Age, Rate Class and Face Amount.

     - Monthly Administrative Charge -- currently $7.50 per month and guaranteed not to exceed the product of $5.00 and the ratio (not to exceed 2.00) of
       (a) the Consumer Price Index (for all urban households) for the preceding September to (b) the Consumer Price Index for September 1985.

     - Monthly Mortality and Expense Risk Charge -- currently equal to .60 of 1% (.60%) of the Variable Accumulation Value and guaranteed not to exceed .90 of 1% (.90%) of the Variable Accumulation Value.

     - Any charges for optional insurance benefits -- vary depending upon the benefit(s) selected.

CHARGE UPON LAPSE OR TOTAL SURRENDER OF THE POLICY

     - We assess a Surrender Charge if your Policy lapses or if you surrender the Policy during the first 15 Policy Years (or during the first 15 years following a Face Amount increase).

     - We will determine the maximum Surrender Charge for the initial Face Amount and any requested increases in Face Amount on the Policy Date and on the effective date of any such requested increase.

     - The Surrender Charge for the initial Face Amount will depend on the initial Face Amount, the Insured's Age on the Policy Date, and the Insured's sex and Rate Class.

     - You do not pay this charge if the Policy remains in force during the entire relevant 15-year period. See "Deductions and Charges -- Surrender Charge."

SURRENDERS           - In general, you will receive the Cash Surrender Value if you surrender the Policy.
                     - To determine the Cash Surrender Value, we reduce your
                      Accumulation Value by the Surrender Charge, if any, and any Loan Amount and unpaid Monthly Deductions. See "Surrender Benefits -- Total Surrender."

PARTIAL WITHDRAWALS  - Once each Policy Year after the first Policy Year, you can withdraw part of your Cash Surrender Value.
                     - You will not incur a Surrender Charge, but partial
                      withdrawals are subject to a processing charge (currently $10, guaranteed not to exceed $25). See "Surrender Benefits -- Partial Withdrawal."

LOANS                - After the first Policy Year, you can borrow up to 100% of your Policy's Cash Value less any existing Loan Amount.
                     - Interest is payable in advance for each Policy Year and
                      accrues daily at an effective annual rate that will not
                      exceed 5.66%.
                     - After the 10th Policy Year, we currently charge interest at an annual rate of 3.85% on the portion of your Loan Amount that is not in excess of (1) the Accumulation Value, less (2) the total of all premiums paid net of all partial withdrawals. We will charge interest at an annual rate of 5.66% on any excess of this amount.

TRANSFERS            - Currently, you can transfer all or part of your
                      Accumulation Value among the investment options.
                     - We currently do not limit the number of transfers per
                      Policy Year. We reserve the right to limit you to 12 transfers per year.
                     - There are certain restrictions on transfers from the
                      Fixed Account.
                     - We currently assess a charge of $25 for each transfer in excess of 24 transfers per Policy Year. See "Transfers."

DEATH BENEFIT OVERVIEW

     You may choose one of two Death Benefit Options:

     - Level Amount Option -- whereby the Death Benefit until Age 95 is the greater of the Face Amount or the corridor percentage of Accumulation Value; or

     - Variable Amount Option -- whereby the Death Benefit until Age 95 is equal to the greater of the Face Amount plus the Accumulation Value, or the corridor percentage of Accumulation Value.

     The Death Benefit until Age 95 under the Level Amount Option and the Variable Amount Option will never be less than the Face Amount as long as the Policy is in force and there is no Loan Amount or unpaid Monthly Deductions.

     We will reduce the proceeds payable upon the death of the Insured under any Death Benefit Option by any Loan Amount and any unpaid Monthly Deductions.

     Under certain circumstances, you may receive a part of the Death Benefit when the Insured has been diagnosed as having a terminal illness. See "Death Benefit -- Accelerated Benefit Rider."

ADJUSTING THE DEATH BENEFIT

     Although we reserve the right to limit Face Amount increases and decreases during the first two Policy Years, you have flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount. You cannot decrease the Face Amount below the Minimum Face Amount shown in the Policy. Any increase in the Face Amount may require additional evidence of insurability satisfactory to us and will result in additional charges. See "Death Benefit -- Requested Changes in Face Amount."

     Generally, you may also change the Death Benefit Option at any time after the second Policy Year. See "Death Benefit -- Changing the Death Benefit Option."

     See "Death Benefit -- Insurance Protection" for a discussion of available techniques to adjust the amount of insurance protection to satisfy changing insurance needs.

DEATH BENEFIT GUARANTEE

     If you meet the requirements for the Death Benefit Guarantee, we will not lapse your Policy during the Death Benefit Guarantee Period even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction that is due. See "Death Benefit Guarantee."

LAPSE

     If the Death Benefit Guarantee is not in effect, the Policy will lapse if the Cash Surrender Value is less than the Monthly Deduction due and if you do not make a sufficient payment during the grace period of 61 days. See "Policy Lapse and Reinstatement."

TAXATION OF DEATH BENEFIT PROCEEDS

     Under current Federal tax law, as long as the Policy qualifies as life insurance, the Death Benefit under the Policy will be subject to the same Federal income tax treatment as proceeds of traditional life insurance.

Therefore, the Death Benefit should not be taxable income to the beneficiary. See "Federal Tax Matters -- Tax Status of the Policy."

TAXATION OF THE POLICY

     The Company intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Code. Under certain circumstances, a Policy could be treated as a "modified endowment contract." The Company will monitor Policies and will attempt to notify an owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract. See "Federal Tax Matters" for further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract.

     A Policy lapse, surrender, partial withdrawal or loan may have adverse tax consequences in certain circumstances. See "Federal Tax Matters."

PART 2. DETAILED INFORMATION

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

     ReliaStar Life Insurance Company of New York is a stock life insurance company incorporated under the laws of the State of New York in 1917. We are a wholly-owned subsidiary of ReliaStar Financial Corp. We offer individual life insurance and annuities. Our home office is located at 1000 Woodbury Road, Suite 102, P.O. Box 9004, Woodbury, New York 11797.

     From time to time, we may publish in advertisements, sales literature, and reports the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. They should not be considered as bearing on the investments held in the Variable Account. Each year the A.M. Best Company reviews the financial status of many insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. We have been assigned a rating of A+ by A.M. Best, which is a rating assigned to companies demonstrating superior overall performance and a very strong ability to meet obligations to Policy holders over a long period. Such ratings do not reflect the investment in the Variable Account.

     ReliaStar is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE POLICIES

     The Policies are flexible premium variable life insurance contracts with death benefits, cash values, and other features of traditional life insurance contracts.

DEDUCTIONS AND CHARGES

     We deduct certain charges in connection with the Policy to compensate us for (1) providing the insurance benefits of the Policy (including any riders),
(2) administering the Policy, (3) assuming certain risks in connection with the Policy, and (4) incurring expenses in distributing the Policy.

     We deduct some of these charges from each premium payment. We deduct certain other charges monthly from both the Fixed Account and the Variable Account, or from the Variable Account only. We also assess a charge for each partial withdrawal and a charge for each transfer in excess of 24 transfers per Policy Year.

     We may realize a profit on one or more of these charges, such as the Mortality and Expense Risk Charge. We may use any such profits for any proper corporate purpose, including, among other things, payments of sales expenses.

     The Surrender Charge usually exceeds the Accumulation Value in the early Policy Years. This occurs because the Surrender Charge is usually more than the accumulated Minimum Monthly Premiums less Policy charges in the early Policy Years.

PREMIUM EXPENSE CHARGE

     We deduct the Premium Expense Charge from each premium payment. The Premium Expense Charge equals 5.00% of each premium payment. The amount remaining after we deduct the Premium Expense Charge is called the Net Premium.

MONTHLY DEDUCTION

     We deduct the charges described below from the Accumulation Value of the Policy on a monthly basis. The total of these charges is called the Monthly Deduction.

     We will deduct the Monthly Deduction on each Monthly Anniversary from the Fixed Account and the Sub-Accounts of the Variable Account on a proportionate basis depending on their relative Accumulation Values at that time. For purposes of determining these proportions, we reduce the Fixed Accumulation Value by the Loan Amount. Because the Cost of Insurance portion of the Monthly Deduction can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

     If the Cash Surrender Value is not sufficient to cover the Monthly Deduction on a Monthly Anniversary, the Policy may lapse. See "Death Benefit Guarantee" and "Policy Lapse and Reinstatement."

     COST OF INSURANCE. We will determine the monthly Cost of Insurance by multiplying the applicable Cost of Insurance rate or rates by the net amount at risk under the Policy. The net amount at risk under the Policy for a Policy Month is (1) the Death Benefit at the beginning of the Policy Month divided by
1.004074 (which reduces the net amount at risk, solely for purposes of computing the Cost of Insurance, by taking into account assumed monthly earnings at an annual rate of 5%), less (2) the Accumulation Value at the beginning of the Policy Month (reduced by any charges for rider benefits). As a result, the net amount at risk may be affected by changes in the Accumulation Value or in the Death Benefit.

     The Rate Class of an Insured may affect the Cost of Insurance. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in a standard Rate Class will have a lower Cost of Insurance than an Insured in a Rate Class with higher mortality risks.

     If there is an increase in the Face Amount and the Rate Class applicable to the increase is different from that for the initial Face Amount or any prior requested increases in Face Amount, the net amount at risk will be calculated separately for each Rate Class. For purposes of determining the net amount at risk for each Rate Class, we will first assume the Accumulation Value to be part of the initial Face Amount. If the Accumulation Value is greater than the initial Face Amount, it will then be assumed to be part of each increase in order, starting with the first increase.

     We base Cost of Insurance rates on the sex, Age, Policy Year and Rate Class(es) of the Insured. The actual monthly Cost of Insurance rates will reflect our expectations as to future experience. They will not, however, be greater than the guaranteed Cost of Insurance rates shown in the Policy, which are based on the Commissioner's 1980 Standard Ordinary Mortality Tables for smokers or nonsmokers, respectively.

     MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct an administrative charge of $7.50 which is guaranteed not to exceed the product of $5.00 and the ratio (not to exceed 2.00) of (a) the Consumer Price Index (for all urban households) for the preceding September to (b) the Consumer Price Index for September 1985.

     MONTHLY MORTALITY AND EXPENSE RISK CHARGE. We currently anticipate that each month we will deduct this charge at an annual rate of .60 of 1% (.60%) of the Variable Accumulation Value but in no event will it exceed .90 of 1% (.90%). The mortality and expense risk we assume is that our Cost of Insurance charges and other expense charges are not sufficient to cover our costs of death benefits, and any other expenses incurred in issuing and administering the Policies.

     OPTIONAL INSURANCE BENEFIT CHARGES. Each month we deduct charges for any optional insurance benefits added to the Policy by rider. See "General Provisions -- Optional Insurance Benefits."

SURRENDER CHARGE

     During the first 15 years the Policy is in force and the first 15 years following a requested increase in the Face Amount, there is a Surrender Charge if you surrender the Policy or the Policy lapses. We will determine the maximum Surrender Charge for the initial Face Amount or any requested increase in Face Amount on the Policy Date or on the effective date of any requested increase. The Surrender Charge remains level for the first five years in the relevant 15 year period, and then reduces in equal monthly increments until it becomes zero at the end of 15 years. Thus, if the Policy remains in force during the entire relevant 15-year period, you do not pay the Surrender Charge. The Surrender Charge will vary depending on the Insured's Age, sex, and Rate Class on the Policy Date or on the effective date of an increase in Face Amount. The maximum amount of the Surrender Charge is $37.30 per $1,000 of Face Amount for a female Insured at Issue Age 65.

     The Surrender Charge for the initial Face Amount or any requested increase in Face Amount is determined by multiplying (1) the applicable Surrender Charge per $1,000 of Face Amount from Appendix C by (2) the initial Face Amount or the Face Amount of the increase, as applicable, and by (3) the applicable percentage from the Surrender Charge Percentage Table below, and then dividing this amount by 1000. Then the Surrender Charge is reduced by the Premium Related Surrender Charge Reduction.

     The Premium Related Surrender Charge Reduction will apply only to the Surrender Charge for the initial Face Amount when the cumulative premiums are less than the Surrender Charge Whole Life Premium. The Premium Related Surrender Charge Reduction will be zero when the cumulative premiums equal or exceed the Surrender Charge Whole Life Premium. The Premium Related Surrender Charge Reduction also will be zero for any requested increase in Face Amount. The Premium Related Surrender Charge Reduction for the initial Face Amount is calculated by multiplying 70% by the excess of (i) the Surrender Charge Whole Life Premium over (ii) the cumulative premiums. The Surrender Charge Whole Life premium is calculated by multiplying (i) the applicable Surrender Charge Whole Life premium per $1000 of Face Amount from Appendix D by (ii) the initial Face Amount, and then dividing by 1000.

     Example. The following example illustrates how we determine the Surrender Charge. Assume that a male nonsmoker, Age 35 buys a Policy with an initial Face Amount of $100,000 and surrenders the Policy during the third Policy Year at which time he has paid cumulative premiums of $2,000.

     Based on these assumptions the Surrender Charge will be the result of multiplying (1) $16.20 (from Appendix C for a male nonsmoker Age 35) by (2) $100,000 (the initial Face Amount) and by (3) 100% (the applicable percentage from the Surrender Charge Percentage Table), and then dividing by 1000, which results in a Surrender Charge of $1,620 ($16.20 x $100,000 x 100% / 1000).

     The Surrender Charge Whole Life Premium is determined by multiplying (i) $11.64 (from Appendix D for a male nonsmoker Age 35) by (ii) $100,000 (the initial Face Amount), and then dividing by 1000, which results in a Surrender Charge Whole Life Premium of $1,164 ($11.64 x $100,000 / 1000). The Surrender Charge Whole Life Premium of $1,164 is less than the cumulative premium of $2,000, so the Premium Related Surrender Charge Reduction is zero.

     The additional Surrender Charge for requested increases in Face Amount will be calculated in the same manner as illustrated in the example above, except that the Premium Related Surrender Charge is zero for requested increases in Face Amount.

                       SURRENDER CHARGE PERCENTAGE TABLE

  IF SURRENDER OR LAPSE OCCURS       THE FOLLOWING PERCENTAGE OF THE
IN THE LAST MONTH OF POLICY YEAR    SURRENDER CHARGE WILL BE PAYABLE:
--------------------------------    ---------------------------------
          1 through 5                             100%
                6                                  90%
                7                                  80%
                8                                  70%
                9                                  60%
               10                                  50%
               11                                  40%
               12                                  30%
               13                                  20%
               14                                  10%
          15 and later                              0%

For requested increases, years are measured from the date of the increase.

The percentages reduce equally for each Policy Month during the years shown. For example, during the seventh Policy Year, the percentage reduces equally each month from 90% at the end of the sixth Policy Year to 80% at the end of the seventh Policy Year.

PARTIAL WITHDRAWAL AND TRANSFER CHARGES

     We currently make no charge for the first 24 transfers in Policy Year and assess a $10 charge for each partial withdrawal. These charges are guaranteed not to exceed $25 per transfer in excess of twelve transfers per Policy Year, or $25 per partial withdrawal, for the duration of the Policy. The transfer charge will not be imposed on transfers that occur as a result of Policy loans, the exercise of conversion rights, the Dollar Cost Averaging or Portfolio Rebalancing Service, or automatic withdrawals.

MODIFICATION OF CHARGES

     ReliaStar may modify any of the charges under the Policy, as well as the minimum Face Amount set forth in this Prospectus, because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to our policyholders or those of affiliated insurance companies, or sales to employees or clients of members of our affiliated group of insurance companies. The amount of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Policy owners and owners of all other policies funded by the Variable Account.

INVESTMENT ADVISORY FEES AND OTHER FUND EXPENSES

     Because the Variable Account purchases shares of the Funds, the net asset value of the Variable Account's investments will reflect the investment advisory fees and other expenses incurred by the Funds. Set forth below is information provided by each Fund on its total 1999 annual expenses as a percentage of the Fund's average net assets. See the prospectuses for the Funds for more information concerning these expenses.

FUND EXPENSES
(BEFORE WAIVERS)

                                                                                        TOTAL INVESTMENT
                                                              MANAGEMENT     OTHER        FUND ANNUAL
                           FUND                                  FEE        EXPENSES        EXPENSES
                           ----                               ----------    --------    ----------------
AIM V.I. Dent Demographic Trends Funds (a)................       0.85%        0.55%           1.40%
Alger American Growth Portfolio (a).......................       0.75%        0.04%           0.79%
Alger American Leveraged All Cap Portfolio (a)............       0.85%        0.08%           0.93%
Alger American MidCap Growth Portfolio (a)................       0.80%        0.05%           0.85%
Alger American Small Capitalization Portfolio (a).........       0.85%        0.05%           0.90%
Fidelity VIP Equity-Income Portfolio -- Initial Class (a)
  (b).....................................................       0.48%        0.09%           0.57%
Fidelity VIP Growth Portfolio -- Initial Class (a) (b)....       0.58%        0.08%           0.66%
Fidelity VIP High Income Portfolio -- Initial Class (a)...       0.58%        0.11%           0.69%
Fidelity VIP Money Market Portfolio -- Initial Class......       0.18%        0.09%           0.27%
Fidelity VIP II Contrafund(R) Portfolio -- Initial Class
  (a) (b).................................................       0.58%        0.09%           0.67%
Fidelity VIP II Index 500 Portfolio -- Initial Class (a)
  (b).....................................................       0.24%        0.10%           0.34%
Fidelity VIP II Investment Grade Bond Portfolio -- Initial
  Class (a)...............................................       0.43%        0.11%           0.54%
Janus Aspen Aggressive Growth Portfolio (a) (c)...........       0.65%        0.02%           0.67%
Janus Aspen Growth Portfolio (a) (c)......................       0.65%        0.02%           0.67%
Janus Aspen International Growth Portfolio (a) (c)........       0.65%        0.11%           0.76%
Janus Aspen Worldwide Growth Portfolio (a) (c)............       0.65%        0.05%           0.70%
Neuberger Berman Advisers Management Trust Limited
  Maturity Bond Portfolio (a).............................       0.65%        0.11%           0.76%
Neuberger Berman Advisers Management Trust Partners
  Portfolio (a)...........................................       0.80%        0.07%           0.87%
Neuberger Berman Advisers Management Trust Socially
  Responsive Portfolio (a) (d)............................       0.85%        8.19%           9.04%
OCC Accumulation Trust Equity Portfolio (a) (e)...........       0.80%        0.11%           0.91%
OCC Accumulation Trust Global Equity Portfolio (a) (e)....       0.80%        0.30%           1.10%
OCC Accumulation Trust Managed Portfolio (a) (e)..........       0.77%        0.06%           0.83%
OCC Accumulation Trust Small Cap Portfolio (a) (e)........       0.80%        0.09%           0.89%
Pilgrim VP Trust Growth Opportunities Portfolio (f) (g)...       0.75%        0.34%           1.09%
Pilgrim VP Trust Growth + Value Portfolio (f).............       0.75%        0.22%           0.97%
Pilgrim VP Trust High Yield Bond Portfolio (f)............       0.75%        0.36%           1.11%
Pilgrim VP Trust International Value Portfolio (f)........       1.00%        0.52%           1.52%
Pilgrim VP Trust MagnaCap Portfolio (f) (g)...............       0.75%        0.34%           1.09%
Pilgrim VP Trust MidCap Portfolio (f) (g).................       0.75%        0.34%           1.09%
Pilgrim VP Trust Research Enhanced Index Portfolio (f)....       0.75%        0.51%           1.26%
Pilgrim VP Trust SmallCap Opportunities Portfolio (f).....       0.75%        0.34%           1.09%
Putnam VT Growth and Income Fund -- Class IA Shares.......       0.46%        0.04%           0.50%
Putnam VT New Opportunities Fund -- Class IA Shares.......       0.54%        0.05%           0.59%
Putnam VT Voyager Fund -- Class IA Shares.................       0.53%        0.04%           0.57%

---------------
(a) The Company or its affiliates may receive compensation from an affiliate or affiliates of certain of the Funds based upon an annual percentage of the average net assets held in that Fund by the Company and by certain of the Company's insurance company affiliates. These amounts are intended to compensate the

    Company or the Company's affiliates for administrative, record keeping, and in some cases distribution, and other services provided by the Company and its affiliates to Funds and/or the Funds' affiliates. Payments of such amounts by an affiliate or affiliates of the Funds do not increase the fees paid by the Funds or their shareholders. The percentage paid may vary from one Fund company to another.

(b) A portion of the brokerage commissions that certain Portfolios pay was used to reduce Portfolio expenses. In addition, certain Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Fidelity VIP Equity-Income Portfolio, 0.65% for Fidelity VIP Growth Portfolio; 0.28% for Fidelity VIP II Index 500 Portfolio; and 0.65% for Fidelity VIP II Contrafund(R) Portfolio.

(c) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, International Growth and Worldwide Growth Portfolios. All expenses are stated without the effect of any expense offset arrangements.

(d) Neuberger Berman Management Inc. ("NBMI") has undertaken to reimburse the Socially Responsive Portfolio for certain operating expenses, including the compensation of Neuberger Berman Advisers Management Trust and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed in the aggregate, 1.50% of the average daily net asset value of the Socially Responsive Portfolio. Expenses were 1.53% for the fiscal period ending December 31, 1999, after reimbursement. There can be no assurance that this policy will be continued after May 1, 2001. See "Expense Limitation" in the Socially Responsive Portfolio prospectus for further information.

(e) Management Fees reflect effective management fees after taking into effect any waiver. Other Expenses are shown before expense offsets afforded the Portfolios. Total Portfolio Expenses for the Equity, Small Cap and Managed Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of expense offsets) do not exceed 1.00% of average daily net assets. Total Portfolio Expenses for the Global Equity Portfolio are limited to 1.25% of average daily net assets (net of expense offsets).

(f) The investment adviser to the Pilgrim Variable Products Trust has agreed to reimburse the Growth + Value Portfolio and High Yield Bond Portfolio for any expenses in excess of 0.80% of each Portfolio's average daily net assets. It has also agreed to reimburse the SmallCap Opportunities Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MagnaCap Portfolio, and MidCap Opportunities Portfolio for amounts in excess of 0.90%. It has agreed to reimburse International Value Portfolio for amounts in excess of 1.00%. After the investment adviser's expense reimbursements, the Total Fund Annual Expenses that were paid by each Portfolio during its fiscal year ended December 31, 1999 were: Growth + Value Portfolio: 0.80%; High Yield Bond Portfolio: 0.80%; International Value Portfolio: 1.00%; Research Enhanced Index Portfolio: 0.89%; SmallCap Opportunities Portfolio:
    0.90%. Expense reimbursements are voluntary. There is no assurance of ongoing reimbursement.

(g) This portfolio had not commenced operations as of December 31, 1999 and, therefore, these expenses are estimated.

THE VARIABLE ACCOUNT

     On March 23, 1982, we established the ReliaStar Life Insurance Company of New York Variable Life Separate Account I as one of our separate accounts pursuant to the laws of the State of New York. The Variable Account:

     - will receive and invest the Net Premiums paid and allocated to it under this Policy;

     - currently receives and invests net premiums for other classes of flexible premium variable life insurance policies we issue and may do so for additional classes in the future;

     - meets the definition of a "separate account" under the Federal securities laws; and

     - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account, us, or the Funds.

     We own the Variable Account's assets. However, New York law provides that we cannot charge the Variable Account with liabilities arising out of any other business we may conduct. We are required to maintain assets which are at least equal to the reserves and other liabilities of the Variable Account. We may transfer assets which exceed these reserves and liabilities to our general account (the Fixed Account).

INVESTMENTS OF THE VARIABLE ACCOUNT

     There are currently 34 investment options (Funds) available under the Variable Account. However, we only permit you to participate in a maximum of 17 investment options over the lifetime of your Policy. The Summary and "Additional Information on the Investments of the Variable Account" section describe the Funds currently offered. You also should read the Funds' prospectuses for more detailed information, particularly because several of the Funds and portfolios may have objectives that are quite similar. Please call the telephone number listed on the first page of this Prospectus to request a Fund's prospectus. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE(S).

PERFORMANCE INFORMATION

     Performance information for the Sub-Accounts of the Variable Account and the Funds available for investment by the Variable Account may appear in advertisements, sales literature, or reports to Policy owners or prospective purchasers. Such performance information for the Sub-Accounts will reflect deductions of Fund expenses and be adjusted to reflect the Mortality and Expense Risk Charge, but will not reflect deductions for the cost of insurance or the Surrender Charge. We will accompany quotations of performance information for the Funds by performance information for the Sub-Accounts. Performance information for the Funds will take into account all fees and charges at the Fund level, but will not reflect any deductions from the Variable Account. Performance information reflects only the performance of a hypothetical investment during a particular time period in which the calculations are based. We may provide performance information showing total returns and average annual total returns for periods prior to the date a Sub-Account commenced operation. We will calculate such performance information based on the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the level of charges at the Variable Account level that were in effect at the inception of the Sub-Accounts.

     We may also provide individualized hypothetical illustrations of Accumulation Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for Fund expenses and Policy and Variable Account charges, including the Monthly Deduction, Premium Expense Charge and the Surrender Charge. We will base these hypothetical illustrations on the actual historical experience of the Funds as if the Sub-Accounts had been in existence and a Policy issued for the same periods as those indicated for the Funds.

     We may compare performance of the Sub-Accounts and/or the Funds in advertisements and sales literature:

     - to other variable life insurance issuers in general

     - to the performance of particular types of variable life insurance policies investing in mutual funds

     - to investment series of mutual funds with investment objectives similar to each of the Sub-Accounts, whose performance is reported by Lipper Analytical Services, Inc. and Morningstar, Inc. (independent services that monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis), or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's, and Fortune.

     - to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrial, which are widely used measures of stock market performance

     We may also compare the performance of each Sub-Account to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

DEATH BENEFIT

     If the Insured dies while the Policy is in force, we will pay the Death Benefit reduced by any Loan Amount and unpaid Monthly Deductions. This amount is called the proceeds. We may pay all or part of the proceeds in cash to your beneficiaries or under one or more of the settlement options we offer. See "General Provisions -- Settlement Options."

DEATH BENEFIT OPTIONS

     The policy provides two Death Benefit Options as shown below. You choose the Death Benefit Option on the application for the Policy. Subject to certain limitations, you can change the Death Benefit Option after issuance of the Policy. See "Death Benefit -- Change in Death Benefit Option."

     LEVEL AMOUNT OPTION. (OPTION A.) The Death Benefit is the greater of the current Face Amount of the Policy or the Corridor Percentage of Accumulation Value on the Valuation Date on or next following the date of the Insured's death. Under the Level Amount Option, the Death Benefit will remain level unless the corridor percentage of Accumulation Value exceeds the current Face Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies.

     ILLUSTRATION OF LEVEL AMOUNT OPTION. For purposes of this illustration, assume that the Insured is under Age 40, and that there is no Loan Amount. Under the Level Amount Option, a Policy with a $100,000 Face Amount will generally have a $100,000 Death Benefit. However, because the Death Benefit must be equal to or be greater than 250% of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to the Accumulation Value above $40,000 will increase the Death Benefit by $250. Thus, if the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy owner with an Accumulation Value of $50,000 will be entitled to a Death Benefit of $125,000 ($50,000 X 250%); an Accumulation Value of $75,000 will yield a Death Benefit of $187,500 ($75,000 X 250%); and an Accumulation Value of $100,000 will yield a Death Benefit of $250,000 ($100,000 X 250%).

     Similarly, as long as the Accumulation Value exceeds $40,000, each dollar taken out of the Accumulation Value will reduce the Death Benefit by $250. If, for example, the Accumulation Value is reduced from $75,000 to $70,000 because of partial withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $187,500 to $175,000. If at any time, however, the Accumulation Value multiplied by the corridor percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

     The corridor percentage becomes lower as the Insured's Age increases. If the current Age of the Insured in the illustration above were, for example, 50 (rather than under Age 40), the corridor percentage would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Accumulation Value exceeded approximately $54,055 (rather than $40,000), and each $1 then added to or taken from the Accumulation Value would change the Death Benefit by $1.85 (rather than $2.50).

                           CORRIDOR PERCENTAGE TABLE

   INSURED'S        CORRIDOR         INSURED'S        CORRIDOR         INSURED'S        CORRIDOR
    AGE ON        PERCENTAGE OF       AGE ON        PERCENTAGE OF       AGE ON        PERCENTAGE OF
PREVIOUS POLICY   ACCUMULATION    PREVIOUS POLICY   ACCUMULATION    PREVIOUS POLICY   ACCUMULATION
  ANNIVERSARY         VALUE         ANNIVERSARY         VALUE         ANNIVERSARY         VALUE
---------------   -------------   ---------------   -------------   ---------------   -------------
40 or younger          250%             54               157%           68                 117%
      41               243              55               150            69                 116
      42               236              56               146            70                 115
      43               229              57               142            71                 113
      44               222              58               138            72                 111
      45               215              59               134            73                 109
      46               209              60               130            74                 107
      47               203              61               128          75-90                105
      48               197              62               126            91                 104
      49               191              63               124            92                 103
      50               185              64               122            93                 102
      51               178              65               120            94                 101
      52               171              66               119            95                 100
      53               164              67               118

     VARIABLE AMOUNT OPTION. (Option B.) The Death Benefit is equal to the greater of the current Face Amount plus the Accumulation Value of the Policy, or the corridor percentage of the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. Under the Variable Amount Option, the amount of the Death Benefit will always vary as the Accumulation Value varies.

     ILLUSTRATION OF VARIABLE AMOUNT OPTION. For purposes of this illustration, assume that the Insured is under Age 40 and that there is no Loan Amount. Under the Variable Amount Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, for example, a Policy with an Accumulation Value of $20,000 will have a Death Benefit of $120,000 ($100,000 + $20,000); an Accumulation Value of $40,000 will yield a Death Benefit of $140,000 ($100,000 + $40,000). The Death Benefit, however, must be at least 250% of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds approximately $66,667, the Death Benefit will be greater than the Face Amount plus the Accumulation Value. Each additional dollar of the Accumulation Value above $66,667 will increase the Death Benefit by $250. Thus, if the Accumulation Value exceeds $66,667 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy owner with an Accumulation Value of $75,000 will be entitled to a Death Benefit of $187,500 ($75,000 X 250%); an Accumulation Value of $100,000 will yield a Death Benefit of $250,000 ($100,000 X 250%); and an Accumulation Value of $125,000 will yield a Death Benefit of $312,500 ($125,000 X 250%).

     Similarly, any time the Accumulation Value exceeds $66,667, each dollar taken out of the Accumulation Value will reduce the Death Benefit by $250. If, for example, the Accumulation Value is reduced from $75,000 to $70,000 because of partial withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $187,500 to $175,000. If at any time, however, the Accumulation Value multiplied by the corridor percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit will be the current Face Amount plus the Accumulation Value of the Policy.

     The corridor percentage becomes lower as the Insured's Age increases. If the current Age of the Insured in the illustration above were, for example, 50 (rather than under 40), the corridor percentage would be 185%. The amount of the Death Benefit would be the sum of the Accumulation Value plus $100,000 unless the Accumulation Value exceeded approximately $117,647 (rather than $66,667), and each $1 then added to or taken from the Accumulation Value would change the Death Benefit by $1.85 (rather than $2.50).

WHICH DEATH BENEFIT OPTION TO CHOOSE

     If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose the Variable Amount Option. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulation Value and lower cost of insurance charges, you should choose the Level Amount Option.

REQUESTED CHANGES IN FACE AMOUNT

     Subject to certain limitations, you may request an increase or decrease in the Face Amount. No increase or decrease in the Face Amount will be permitted during the first Policy Year.

     INCREASES. For an increase in the Face Amount, you must submit a written request to us. We may also require additional evidence of insurability satisfactory to us. The effective date of the increase will be the Monthly Anniversary on or next following our approval of the increase. The increase may not be less than $5,000. We will currently permit increases to the Insured's Age
75. We will deduct any charges associated with the increase (the increases in the Cost of Insurance and the Surrender Charge upon lapse or total surrender -- see "Effect of Requested Changes in Face Amount" below) from the Accumulation Value, whether or not you pay an additional premium in connection with the increase. You will be entitled to limited conversion rights with respect to requested increases in Face Amount. See "Free Look and Conversion Rights."

     DECREASES. For a decrease in the Face Amount, a written request must also be submitted to us. Any decrease in the Face Amount will be effective on the Monthly Anniversary on or next following our receipt of a written request. The Face Amount remaining in force after any requested decrease may not be less than the Minimum Face Amount shown in the Policy. Under our current rules, the Minimum Face Amount is $25,000, but we reserve the right to establish a different Minimum Face Amount in the future. If, following a decrease in Face Amount, the Policy would no longer qualify as life insurance under Federal tax law (see "Federal Tax Matters -- Tax Status of the Policy"), we will limit the decrease to the extent necessary to meet these requirements.

     For purposes of determining the Cost of Insurance, decreases in the Face Amount will be applied to reduce the current Face Amount in the following order:

     (1)  The Face Amount provided by the most recent increase;

     (2)  The next most recent increases successively; and

     (3)  The Face Amount when the Policy was issued.

     By reducing the current Face Amount in this manner, the Rate Class applicable to the most recent increase in Face Amount will be eliminated first, then the Rate Class applicable to the next most recent increase, and so on, for the purposes of calculating the Cost of Insurance. This assumption will affect the Cost of Insurance under the Policy only if different Rate Classes have been applied to the current Face Amount. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk (for example, a 200% Rate Class or a 300% Rate Class). In an otherwise identical Policy, an Insured in the standard Rate Class will have a lower Cost of Insurance than an Insured in a substandard Rate Class with higher mortality risks. See "Deductions and Charges -- Monthly Deduction."

     For example, assume that the initial Face Amount was $50,000 with a standard Rate Class, and that successive increases of $25,000 (at a Rate Class of 200%) and $50,000 (at a Rate Class of 300%) were added. If a decrease of $50,000 or less is requested, the amount of insurance at a 300% Rate Class will be reduced first. If a decrease of more than $50,000 is requested, the amount at a 300% Rate Class will be eliminated, and the excess over $50,000 will next reduce the amount of insurance at a 200% Rate Class.

     EFFECT OF REQUESTED CHANGES IN FACE AMOUNT. An increase or decrease in Face Amount will affect the Monthly Deduction because the Cost of Insurance depends upon the Face Amount. The charge for certain optional insurance benefits may also be affected. See "Deductions and Charges -- Monthly Deduction." An increase in the Face Amount will increase the Surrender Charge, but a decrease in the Face Amount will not reduce the Surrender Charge. The Surrender Charge is, however, imposed only upon lapse or total surrender of the Policy and not upon a requested decrease in Face Amount. See "Deductions and Charges -- Surrender Charge."

     An increase in the Face Amount will increase the Minimum Monthly Premium as of the effective date of the increase. Therefore, additional premium payments may be required to maintain the Death Benefit Guarantee. A decrease in the Face Amount will reduce the Minimum Monthly Premium as of the effective date of the decrease. See "Death Benefit Guarantee."

     The additional Surrender Charge on a requested increase in the Face Amount will reduce the Cash Surrender Value (which is the Accumulation Value less any Surrender Charge, Loan Amount and unpaid Monthly Deductions). If the resulting Cash Surrender Value is not sufficient to cover the Monthly Deduction, the Policy may lapse unless the Death Benefit Guarantee is in effect. See "Policy Lapse and Reinstatement -- Lapse" and "Death Benefit Guarantee."

INSURANCE PROTECTION

     As your insurance needs change, you may increase or decrease the pure insurance protection provided by the Policy (that is, the difference between the Death Benefit and the Accumulation Value) in one of several ways. These ways include

     - increasing or decreasing the Face Amount of insurance, changing the level of premium payments, and,

     - making a partial withdrawal under the Policy.

     Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

     - AN INCREASE IN THE FACE AMOUNT (which is generally subject to underwriting approval -- see "Death Benefit -- Requested Changes in Face Amount") will likely increase the amount of pure insurance protection, depending on the amount of Accumulation Value and the resultant corridor percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

     - A DECREASE IN THE FACE AMOUNT will, subject to the corridor percentage limitations (see "Death Benefit -- Death Benefit Options"), decrease the pure insurance protection without reducing the Accumulation Value. If the Face Amount is decreased, the Cost of Insurance charges generally will decrease as well. (Note that the Surrender Charge will not be reduced. See "Deductions and Charges -- Surrender Charge.")

     - A CHANGE IN THE LEVEL OF PREMIUM can have a variety of effects as follows.

       Under the Level Amount Option, until the corridor percentage of Accumulation Value exceeds the Face Amount, (a) an increased level of premium payments will reduce the amount of pure insurance protection, and
       (b) a reduced level of premium payments will increase the amount of pure insurance protection.

       Under the Variable Amount Option, until the corridor percentage of Accumulation Value exceeds the Face Amount plus the Accumulation Value, the level of premium payments will not affect the amount of pure insurance protection. (However, both the Accumulation Value and the Death Benefit will be increased if premium payments are increased, and reduced if premium payments are reduced.)

       Under any Death Benefit Option, if the Death Benefit is the corridor percentage of Accumulation Value, then (a) an increased level of premium payments will increase the amount of pure insurance protection (subject to underwriting approval -- see "Payment and Allocation of Premiums -- Amount and Timing of Premiums"), and (b) a reduced level of premium payments will reduce the pure insurance protection.

     - A PARTIAL WITHDRAWAL will reduce the Death Benefit. See "Surrender Benefits -- Partial Withdrawal." However, it has a limited effect on the amount of pure insurance protection and charges under the Policy, because the decrease in the Death Benefit is usually equal to the amount of Accumulation Value withdrawn. The primary use of a partial withdrawal is to withdraw Accumulation Value. Furthermore, it results in a reduced amount of Accumulation Value and increases the possibility that the Policy will lapse.

     You should consider the techniques described in this section for changing the amount of pure insurance protection under the Policy (for example, changing the Face Amount, making a partial withdrawal, and changing the amount of premium payments) together with the other restrictions and considerations described elsewhere in this prospectus.

CHANGING THE DEATH BENEFIT OPTION

     After the first two Policy Years and at least two years after any increase in Face Amount, you may change the Death Benefit Option once each Policy Year. You must submit a written request to change the Death Benefit Option. A change in the Death Benefit Option will also change the Face Amount. If the Death Benefit Option is changed from the Level Amount Option to the Variable Amount Option, the Face Amount will be decreased by an amount equal to the Accumulation Value on the effective date of the change. You cannot change from the Level Amount Option to the Variable Amount Option if the resulting Face Amount would fall below the minimum Face Amount (currently $25,000).

     If you request to change the Death Benefit Option from the Variable Amount Option to the Level Amount Option, we will increase the Face Amount by an amount equal to the Policy's Accumulation Value on the effective date of the change.

     An increase or decrease in Face Amount resulting from a change in the Death Benefit Option will affect the future Monthly Deductions because the Cost of Insurance depends upon the Face Amount. A change in the Face Amount resulting from a change in the Death Benefit Option may also affect the charge for certain optional insurance benefits. See "Deductions and Charges -- Monthly Deduction." However, a Face Amount change resulting from a Death Benefit Option change will not affect the Surrender Charge.

     Changes in the Death Benefit Option do not currently require additional evidence of insurability.

ACCELERATED BENEFIT RIDER

     Under certain circumstances, the Accelerated Benefit Rider allows a Policy owner to accelerate benefits from the Policy that we otherwise would pay upon the Insured's death. The benefit may vary state-by-state and you should consult your registered representative as to whether and to what extent the rider is available in a particular state and on any particular Policy. Generally, we will provide an Accelerated Benefit if the Insured has a terminal illness that will result in the death of the Insured within 12 months as certified by a physician. The Accelerated Benefit will not be more than 50% of the amount that would be payable at the death of the Insured. The Accelerated Benefit will first be used to pay off any outstanding Policy loans and interest due. The remainder of the Accelerated Benefit will be paid in a lump sum to the Policy owner. Limitations, as described in the Accelerated Benefit Rider, may apply.

     We will establish a lien against the Policy for the amount of the Accelerated Benefit plus an administrative charge, plus interest on the lien. We will first use any proceeds from the Policy to repay this lien. We will reduce your access to the Cash Value by the amount of the lien. We also will reduce the proceeds payable to the beneficiary by the amount of the lien. We may assess an administrative charge of up to $300 at the time we pay the Accelerated Benefit. The Accelerated Benefit will not affect the premium payable on the Policy. Receipt of a benefit under the Accelerated Benefit Rider may give rise to Federal or state income tax. Consult a competent tax advisor for further information.

     The above information is not a complete summary of the Rider. All of the terms and provisions of the Accelerated Benefit Rider are set forth in the Rider, and you should refer to the Rider in order to fully ascertain its benefits and limitations.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUING THE POLICY

     An individual applying for a Policy must complete an application and personally deliver it to our licensed agent. We will generally only issue a Policy to an applicant Age 75 or less who supplies evidence of insurability satisfactory to us. The minimum Face Amount is currently $25,000, but we reserve the right to specify a different minimum Face Amount in the future for issuing a new Policy. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason permitted by law.

     COVERAGE. Coverage under a Policy begins on the later of the Issue Date or the date we receive at least the minimum initial premium (see immediately following section). In general, if the applicant pays at least the minimum initial premium with the application, the Issue Date will be the later of the date of the application or the date of any medical examination required by our underwriting procedures. However, if underwriting approval has not occurred within 45 days after we receive the application or if you authorize premiums to be paid by bank account monthly deduction, the Issue Date will be the date of underwriting approval.

     If you authorize premiums to be paid by government allotment, the Issue Date generally will be, subject to our underwriting approval, the first day of the month in which we receive the first Minimum Monthly Premium through government allotment, whether or not a Minimum Monthly Premium is collected with the application. If a Minimum Monthly Premium is collected with the application, it will be allocated to the Sub-Accounts of the Variable Account and the Fixed Account on the Valuation Date next following the Issue Date.

     MINIMUM INITIAL PREMIUM. The minimum initial premium is three Minimum Monthly Premiums. See "Death Benefit Guarantee." If, however, you authorize premiums to be paid by bank account monthly deduction or government allotment, we will accept one Minimum Monthly Premium together with the required authorization forms. The Minimum Monthly Premium is specified in the Policy and determines the payments required to maintain the Death Benefit Guarantee.

ALLOCATING PREMIUMS

     You choose the initial allocation of your Net Premiums (your gross premiums less the Premium Expense Charge) to the Fixed Account and the Sub-Accounts of the Variable Account on the application for the Policy. You may change the allocation at any time by notifying us in writing. Changes will not be effective until the date we receive your request and will only affect premiums we receive on or after that date. The premium allocation may be 100% to the Fixed Account or the Sub-Accounts or divided among the Fixed Account and the Sub-Accounts in whole percentage points totaling 100%. We reserve the right to adjust any allocation to eliminate fractional percentages. Changing the Net Premium allocation will not affect the allocation of existing Accumulation Value.

     CREDITING NET PREMIUMS. We will credit Net Premiums on the latest of the following dates:

     -  The Valuation Date following the date of underwriting approval.

     -  The Valuation Date on or next following the Policy Date.

     - The Valuation Date on or next following the date we have received at least the required minimum initial premium payment.

     - In the case of Policies issued under government allotment programs, the Valuation Date next following the Issue Date.

     Until the date on which Net Premiums are credited as described above, we will hold premium payments in our General Account. No interest will be earned on these premium payments during this period of time.

     REFUNDING PREMIUMS. We will return all premiums paid without interest if any of the following occur:

     -  We send notice to the applicant that the insurance is declined.

     -  The applicant refuses an offer for an alternative policy.

     - The applicant does not supply required medical exams or tests within 30 days of the date of the application.

     - The applicant returns the Policy under the limited free look right. See "Free Look and Conversion Rights -- Free Look Rights."

AMOUNT AND TIMING OF PREMIUMS

     The amount and frequency of premium payments will affect the Accumulation Value, the Cash Surrender Value, and how long the Policy will remain in force (including affecting whether the Death Benefit Guarantee is in effect -- see "Death Benefit Guarantee"). After the initial premium, you may determine the amount and timing of subsequent premium payments within the following restrictions:

     - In most cases, we will require that you pay cumulative premiums sufficient to maintain the Death Benefit Guarantee to keep the Policy in force during at least the first several Policy Years. See "Death Benefit Guarantee."

     -  We may choose not to accept any premium less than $25.

     - We reserve the right to limit the amount of any premium payment. In general, during the first Policy Year we will not accept total premium payments in excess of $250,000 on the life of any Insured, whether such payments are received on a Policy or on any other insurance policy issued by us or our affiliates. Also, we will not accept any premium payment in excess of $50,000 on any Policy after the first Policy Year. We may waive any of these premium limitations.

     - We may require additional evidence of insurability satisfactory to us if any premium would increase the difference between the Death Benefit and the Accumulation Value (that is, the net amount at risk). A premium payment would increase the net amount at risk if at the time of payment the Death Benefit would be based upon the applicable corridor percentage of Accumulation Value. See "Death Benefit -- Death Benefit Options."

     - In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium payments allowed for life insurance under Section 7702 of the Code. If at any time you pay a premium which would result in total premiums exceeding the current maximum premiums allowed, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any part of the premium in excess of that amount, and we will not accept further premiums until allowed by the current maximum premium limitations.

     - You may pay additional premiums (other than Planned Periodic Premiums) at any time while the Policy is in force. We may limit the number and amount of these additional payments.

     - If you want to make a large premium payment under this Policy, and you wish to avoid Modified Endowment Contract classification, you may contact us in writing before making the payment and we will tell you the maximum amount which can be paid into the Policy. See "Federal Tax Matters -- Tax Status of the Policy."

PLANNED PERIODIC PREMIUMS

     You may choose a Planned Periodic Premium schedule which indicates a preference as to future amounts and frequency of payment. You may pay Planned Periodic Premiums annually, semi-annually, quarterly or, if you choose, you can pay the Planned Periodic Premiums by bank account monthly deduction or government allotment.

     Your Policy will show the amount and frequency of your initial Planned Periodic Premium. You may change the Planned Periodic Premium at any time by written request. We may limit the amount of any increase if such an increase would result in planned periodic premiums that are larger than (a) the maximum premium we would accept under the terms of the Amount and Timing of Premium Payments provision in the Policy or (b) the planned periodic premium which would total more than $50,000 per year. Failure to make any Planned Periodic Premium payment will not, however, necessarily result in lapse of the Policy. On the other hand, making Planned Periodic Premium payments will not guarantee that the Policy remains in force. See "Death Benefit Guarantee" and "Policy Lapse and Reinstatement."

PAYING PREMIUMS BY MAIL

     Planned Periodic Premiums and Unscheduled Additional Premiums may be paid to the Company by mailing them to:

    ReliaStar Life Insurance Company of New York
     NW 7353
     P.O. Box 1450
     Minneapolis, Minnesota 55485-7353

DEATH BENEFIT GUARANTEE

     If you meet the requirements described below, we guarantee that we will not lapse the Policy even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction that is due. This feature of the Policy is called the "Death Benefit Guarantee." The Death Benefit Guarantee expires at the Insured's Age 65 or five Policy Years if longer.

     In general, the two most significant benefits from the Death Benefit Guarantee are as follows:

     - First, during the early Policy Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Policy. See "Policy Lapse and Reinstatement." This occurs because the Surrender Charge usually exceeds the Accumulation Value in these years. In this regard, you should consider that if you request an increase in Face Amount, an additional Surrender Charge would apply for the 15 years following the increase, which could create a similar possibility of lapse as exists during the early Policy Years.

     - Second, to the extent the Cash Surrender Value declines due to poor investment performance, or due to an additional Surrender Charge after a requested increase, the Cash Surrender Value may not be sufficient even in later Policy Years to cover the Monthly Deduction, so that the Death Benefit Guarantee may also be necessary in later Policy Years to avoid lapse of the Policy.

     Thus, even though the Policy permits premium payments that are less than the Minimum Monthly Premiums, you may lose the significant protection provided by the Death Benefit Guarantee by paying less than the Minimum Monthly Premiums.

REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE

     The Death Benefit Guarantee will be in effect if the sum of all premiums paid minus any partial withdrawals and any loans are equal to or greater than the sum of the Minimum Monthly Premiums since the Policy Date. You must satisfy the requirements for the Death Benefit Guarantee as of each Monthly Anniversary, even though you do not have to pay premiums monthly.

     EXAMPLE: The Policy Date is January 1, 2000. The Minimum Monthly Premium is $100 per month. No Policy loans or partial withdrawals are taken and no Face Amount changes have occurred.

     Case 1. You pay $100 each month. The Death Benefit Guarantee is maintained.

     Case 2. You pay $1,000 on January 1, 2000. The $1,000 maintains the Death Benefit Guarantee without your paying any additional premiums for the next 10 months (through October 31, 2000). However, you must pay at least $100 by November 1, 2000 to maintain the Death Benefit Guarantee through November 30, 2000.

     We will determine (and the Policy will indicate) the amount of the initial Minimum Monthly Premium at issuance of the Policy. The initial Minimum Monthly Premium will depend upon the Insured's sex, Age at issue, Rate Class, optional insurance benefits added by rider, and the initial Face Amount.

     The following Policy changes may change the Minimum Monthly Premium:

     - A requested increase or decrease in the Face Amount. See "Death Benefit -- Requested Changes in Face Amount."

     - A change in the Death Benefit Option. See "Death Benefit -- Changing the Death Benefit Option."

     - The addition or termination of a Policy rider. See "General Provisions -- Optional Insurance Benefits."

     We will notify you in writing of any changes in the Minimum Monthly
Premium.

     If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, we will send you notice of the premium payment required to maintain it. If we do not receive the required premium payment within 61 days from the date of our notice, the Death Benefit Guarantee will terminate. THE DEATH BENEFIT GUARANTEE CANNOT BE REINSTATED.

     Even if the Death Benefit Guarantee terminates, the Policy will not necessarily lapse. For a discussion of the circumstances under which the Policy may lapse, see "Policy Lapse and Reinstatement."

ACCUMULATION VALUE

     The Accumulation Value of the Policy (that is, the total value attributable to a specific Policy in the Variable Account and the Fixed Account) is equal to the sum of the Variable Accumulation Value (the amount attributable to the Variable Account) plus the Fixed Accumulation Value (the amount attributable to the Fixed Account). You should distinguish the Accumulation Value from the Cash Surrender Value that would actually be paid to you upon total surrender of the Policy, which is the Accumulation Value less any Surrender Charge, Loan Amount and unpaid Monthly Deductions. See "Surrender Benefits -- Total Surrender." You should also distinguish the Accumulation Value from the Cash Value, which determines the amount available for Policy loans, and is the Accumulation Value less any Surrender Charge. See "Policy Loans."

     The Variable Accumulation Value will generally vary daily and will increase or decrease to reflect the investment performance of the Funds in which Sub-Accounts of the Variable Account have been invested.

     We will increase the Variable Accumulation Value by:

     -  any Net Premiums credited to the Variable Account, and

     -  any transfers from the Fixed Account.

     We will reduce the Variable Accumulation Value by:

     -  the Monthly Deduction attributable to the Variable Account,

     -  partial withdrawals from the Variable Account,

     - any transfer and partial withdrawal charges attributable to the Variable Account, and

     - any amounts transferred from the Variable Account to the Fixed Account (including amounts transferred from the Variable Account to the Fixed Account as security for Policy loans -- see "Policy Loans").

     We will increase the Fixed Accumulation Value by:

     -  any Net Premiums credited to the Fixed Account,

     - any interest credited to the Fixed Account (determined at our discretion, but guaranteed not to be less than 4%), and

     - any amounts transferred from the Variable Account to the Fixed Account (including amounts transferred to the Fixed Account as security for Policy loans -- see "Policy Loans").

     We will reduce the Fixed Accumulation Value by:

     -  the Monthly Deduction attributable to the Fixed Account,

     -  partial withdrawals from the Fixed Account,

     - any transfer and partial withdrawal charges attributable to the Fixed Account, and

     -  any amounts transferred from the Fixed Account to the Variable Account.

     See Appendix B for a detailed discussion of the calculation of Accumulation Value.

ILLUSTRATION OF POLICY BENEFITS

     In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time.

     We have also filed an example of such illustration as an exhibit to the registration statement referred to on page 49 of this Prospectus. This form of illustration is available to you upon request and is incorporated herein by reference.

SPECIALIZED USES OF THE POLICY

     Because the Policy provides for an accumulation of Cash Surrender Value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the Sub-Accounts to which Accumulation Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulation Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulation Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Sub-Account investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. See "Federal Tax Matters."

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Unlike traditional life insurance policies, the failure to make a Planned Periodic Premium will not by itself cause the Policy to lapse (terminate). If the Death Benefit Guarantee is not in effect, the Policy will lapse only if, as of any Monthly Anniversary, the Cash Surrender Value is less than the Monthly Deduction due, and a grace period of 61 days expires without a sufficient premium payment.

     During the early Policy Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that premium payments sufficient to maintain the Death Benefit Guarantee will be required to avoid lapse. See "Death Benefit Guarantee."

     The Policy does not lapse, and the insurance coverage continues, until the expiration of a 61-day grace period which begins on the date we send you written notice indicating that the Cash Surrender Value is less than the Monthly Deduction due. Our written notice will indicate the amount of the payment required to avoid lapse. If you do not make a sufficient premium payment within the grace period, then the Policy will lapse without value.

     If the Insured dies during the grace period, the proceeds payable will equal the amount of the Death Benefit on the Valuation Date on or next following the date of the Insured's death, reduced by any Loan Amount and any unpaid Monthly Deductions.

     If the Death Benefit Guarantee is in effect, we will not lapse the Policy. See "Death Benefit Guarantee."

     REINSTATEMENT. Reinstatement means putting a lapsed Policy back in force. You may reinstate a lapsed Policy by written request any time within five years after it has lapsed if it has not been surrendered for its Cash Surrender Value.

     To reinstate the Policy and any riders, you must submit evidence of insurability satisfactory to us and you must pay a premium large enough such that the Net Premium is as large as the sum of the Surrender Charge after reinstatement, plus the Monthly Deductions for the date of reinstatement and the following Monthly Anniversary.

     The Death Benefit Guarantee cannot be reinstated. See "Death Benefit Guarantee."

SURRENDER BENEFITS

     Subject to certain limitations, you may make a total surrender of the Policy or a partial withdrawal of the Policy's Cash Surrender Value by sending us a written request. We will determine the amount available for a total surrender or partial withdrawal at the end of the Valuation Period when we receive your written request. Generally, we will pay any amounts from the Variable Account upon total surrender or partial withdrawal within seven days after we receive your written request. We may postpone payments, however, in certain circumstances. See "General Provisions -- Postponement of Payments."

TOTAL SURRENDER

     You may surrender the Policy at any time for its Cash Surrender Value by making a written request. The Cash Surrender Value is the Accumulation Value of the Policy reduced by any Surrender Charge, Loan Amount and unpaid Monthly Deductions. If the Cash Surrender Value at the time of a surrender exceeds $25,000, the written request must include a Signature Guarantee. An illustration of Accumulation Values, Surrender Charges, Cash Surrender Values, and Death Benefits assuming different levels of premium payments and investment returns for selected Ages and Face Amounts is available upon your request. An example of an illustration has been filed as an exhibit to the registration statement.

PARTIAL WITHDRAWAL

     After the first Policy Year, you may also withdraw part of the Cash Surrender Value by sending us a written request. If the amount being withdrawn exceeds $25,000, then the written request must include a Signature Guarantee. We currently allow only one partial withdrawal in any Policy Year. We currently make a $10 charge for each partial withdrawal. We guarantee that this charge will not exceed $25 for each partial withdrawal. See "Deductions and Charges -- Partial Withdrawal and Transfer Charges." The amount of any partial withdrawal must be at least $500 and, during the first 15 Policy Years, may not be more than 20% of the Cash Surrender Value on the date we receive your written request. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Unless you specify a different allocation, we make partial withdrawals from the Fixed Account and the Sub-Accounts of the Variable Account on a proportionate basis based upon the Accumulation Value. We will determine these proportions at the end of the Valuation Period during which we receive your written request.

For purposes of determining these proportions, we first subtract any outstanding Loan Amount from the Fixed Accumulation Value.

     EFFECT OF PARTIAL WITHDRAWAL. We will reduce the Accumulation Value by the amount of any partial withdrawal. We will also reduce the Death Benefit by the amount of the withdrawal, or, if the Death Benefit is based on the corridor percentage of Accumulation Value (see "Death Benefit -- Death Benefit Options"), by an amount equal to the corridor percentage times the amount of the partial withdrawal.

     If the Level Amount Option is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. When increases in the Face Amount have occurred previously, we reduce the current Face Amount by the amount of the partial withdrawal in the following order:

     (1) The Face Amount provided by the most recent increase;

     (2) The next most recent increases successively; and

     (3) The Face Amount when the Policy was issued.

     (This assumption also applies to requested decreases in Face Amount -- see "Death Benefit -- Requested Changes in Face Amount.") Thus, partial withdrawals may affect the way in which the Cost of Insurance is calculated and the amount of pure insurance protection under the Policy. See "Death Benefit -- Requested Changes in Face Amount," "Deductions and Charges -- Monthly Deduction" and "Death Benefit -- Insurance Protection."

     We do not allow a partial withdrawal if the Face Amount after a partial withdrawal would be less than the Minimum Face Amount (currently $25,000).

     If the Variable Amount Option is in effect, a partial withdrawal does not affect the Face Amount.

     A partial withdrawal may also cause the termination of the Death Benefit Guarantee because we deduct the amount of the partial withdrawal from the total premiums paid in calculating whether you have paid sufficient premiums in order to maintain the Death Benefit Guarantee.

     Like partial withdrawals, Policy loans are a means of withdrawing funds from the Policy. See "Policy Loans." A partial withdrawal or a Policy loan may have tax consequences depending on the circumstances of such withdrawal or loan. See "Federal Tax Matters -- Tax Status of the Policy."

TRANSFERS

     You may transfer all or part of the Variable Accumulation Value between the Sub-Accounts or to the Fixed Account subject to any conditions the Funds whose shares are involved may impose. You must make your transfer request in writing unless you have completed a telephone transfer authorization form. You may also direct us to automatically make periodic transfers under the Dollar Cost Averaging or Portfolio Rebalancing services as described below.

     To transfer all or part of the Variable Accumulation Value from a Sub-Account, we redeem Accumulation Units and reinvest their values in other Sub-Accounts, or the Fixed Account, as you direct in your request. We will effect transfers, and determine all values in connection with transfers, at the end of the Valuation Period during which we receive your request, except as otherwise specified for the Dollar Cost Averaging or Portfolio Rebalancing services. With respect to future Net Premium payments, however, your current premium allocation will remain in effect unless (1) you have requested the Portfolio Rebalancing service, or (2) you are transferring all of the Variable Accumulation Value from the Variable Account to the Fixed Account in exercise of conversion rights. See "Free Look and Conversion Rights -- Conversion Rights."

     Transfers from the Fixed Account to the Variable Account are subject to the following additional restrictions:

     - your transfer request must be postmarked no more than 30 days before or after the Policy Anniversary in any year and only one transfer is permitted during this period,

     - the Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount,

     - you may only transfer up to 50% of the Fixed Accumulation Value, less any Loan Amount, unless the balance, after the transfer, would be less than $1,000, in which event you may transfer the full Fixed Accumulation Value, less any Loan Amount, and

     - you must transfer at least the lesser of $500 or the total Fixed Accumulation Value, less any Loan Amount.

     See Appendix A. Some of these restrictions may be waived for transfers due to the Portfolio Rebalancing service.

     TELEPHONE/FAX INSTRUCTIONS. You are allowed to enter certain types of instructions either by telephone or by fax if you complete a telephone/fax instruction authorization form. If you complete the form, you can enter the following types of instructions by telephone or fax:

     - transfers between Sub-Accounts

     - changes of allocations among fund options

     By completing the telephone/fax form, you agree that we will not be liable for any loss, liability, cost or expense when we act in accordance with the telephone/fax transfer instructions that we receive or are recorded on voice recording equipment. If we later determine that you did not make a telephone/fax transfer request or the request was made without your authorization, and loss results from such unauthorized transfer, you bear the risk of this loss. We consider any requests made via fax as telephone requests and such requests are bound by the conditions in the telephone/fax transfer authorization form you sign. Any fax request should include your name, daytime telephone number, Policy number and, in the case of transfers, the names of the Sub-Accounts from which and to which money will be transferred and the allocation percentage. ReliaStar will employ reasonable procedures to confirm that instructions communicated by telephone/fax are genuine. If we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone/fax instructions, providing written confirmation of such instructions, and/or tape recording telephone instructions.

     DOLLAR COST AVERAGING SERVICE. You may request this service if your Face Amount is at least $100,000 and your Accumulation Value, less any Loan Amount, is at least $5,000. If you request this service, you direct us to automatically make specific periodic transfers of a fixed dollar amount from any of the Sub-Accounts to one or more of the Sub-Accounts or to the Fixed Account. We do not permit transfers from the Fixed Account under this service. You may request that we make transfers of this type on a monthly, quarterly, semi-annual, or annual basis. This service is intended to allow you to use "Dollar Cost Averaging," a long term investment method which provides for regular investments over time. We make no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. You may discontinue this service at any time by notifying us in writing.

     If you are interested in the Dollar Cost Averaging service, you may obtain a separate application form and full information concerning this service and its restrictions from us or our registered representative.

     We will discontinue the Dollar Cost Averaging service immediately (1) on receipt of any request to begin a Portfolio Rebalancing service, (2) if the Policy is in the grace period on any date when Dollar Cost Averaging transfers are scheduled, or (3) if the specified transfer amount from any Sub-Account is more than the Accumulation Value in that Sub-Account.

     We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation would not affect any Dollar Cost Averaging service requests already commenced.

     PORTFOLIO REBALANCING SERVICE. You may request this service if your Face Amount is at least $200,000 and your Accumulation Value, less any Loan Amount, is at least $10,000. If you request this service, you direct us to automatically make periodic transfers to maintain your specified percentage allocation of Accumulation Value, less any Loan Amount, among the Sub-Accounts of the Variable Account and the Fixed Account. We will also change your allocation of future Net Premium payments to be equal to this specified percentage allocation. You may request that we make transfers made under this service on a quarterly, semi-annual, or annual basis. This service is intended to maintain the allocation you have selected consistent with your personal objectives.

     The Accumulation Value in each Sub-Account of the Variable Account and the Fixed Account will grow or decline at different rates over time. Portfolio Rebalancing will periodically transfer Accumulation Values from those accounts that have increased in value to those accounts that have increased at a slower rate or declined in value. If all accounts decline in value, it will transfer Accumulation Values from those that have decreased less in value to those that have decreased more in value. We make no guarantees that Portfolio Rebalancing will result in a profit or protect against loss. You may discontinue this service at any time by notifying us in writing.

     If you are interested in the Portfolio Rebalancing service you may obtain a separate application form and full information concerning this service and its restrictions from us or our registered representative.

     If you are using the Portfolio Rebalancing service, we will discontinue this service immediately (1) on receipt of any request to change the allocation of premiums to the Fixed Account and Sub-Account of the Variable Account, (2) on receipt of any request to begin a Dollar Cost Averaging service, (3) upon receipt of any request to transfer Accumulation Value among the Fixed Account or Sub-Accounts, or (4) if the policy is in the grace period or the Accumulation Value, less any Loan Amount, is less than $7,500 on any Valuation Date when Portfolio Rebalancing transfers are scheduled.

     We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation could affect Portfolio Rebalancing services currently in effect, but only after 30 days notice to affected Policy owners.

     TRANSFER LIMITS. We currently do not limit the number of transfers in a Policy Year. We reserve the right to limit you to no more than 12 transfers per Policy Year. All transfers that are effective on the same Valuation Date will be treated as one transfer transaction. Transfers made due to the Dollar Cost Averaging or Portfolio Rebalancing services do not currently count toward the limit on the number of transfers.

     TRANSFER CHARGES. We currently charge a $25 fee per transfer for transfers in excess of 24 per Policy Year for the duration of the Policy. We reserve the right to make a charge not to exceed $25 per transfer for any transfers in excess of 12 per Policy Year. See "Deductions and Charges -- Partial Withdrawal and Transfer Charges." In no event, however, will we impose any charge in connection with the exercise of a conversion right, or transfers occurring as the result of Policy loans, Dollar Cost Averaging, Portfolio Rebalancing, or automatic withdrawals. All transfers are also subject to any charges and conditions imposed by the Fund whose shares are involved. We will treat all transfers that are effective on the same Valuation Date as one transfer transaction for purposes of assessing any transfer charge.

POLICY LOANS

     GENERAL. As long as the Policy remains in effect, you may borrow money from us at any time after the first Policy Year using the Policy as security for the loan. The maximum amount you may borrow at any time is equal to the loan value of the Policy, which is equal to the Cash Value less the existing Loan Amount. Each Policy loan must be at least $500.

     You can make loan requests in writing or by telephoning us on any Valuation Date. Any loan request in excess of $25,000 will require a Signature Guarantee. Telephone loan requests cannot exceed $10,000. We currently do not require any election form to make telephone loan requests. We will employ reasonable procedures to confirm that loan requests made by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmations of such instructions and/or tape recording telephone instructions.

     Policy loans have priority over the claims of any assignee or other person. You may repay a Policy loan in whole or in part at any time.

     We will normally pay the loan proceeds to you within seven days after we receive your request. We may postpone payment of loan proceeds to you under certain circumstances. See "General Provisions -- Postponement of Payments."

     Payments you make generally will be treated as premium payments, rather than Policy loan repayments, unless you indicate that we should treat the payment otherwise or unless we decide, at our discretion, to apply the payment as a Policy loan repayment. As a result, unless you indicate that a payment is a loan repayment, all payments you make to the Policy will generally be subject to the Premium Expense Charge. See "Deductions and Charges -- Premium Expense Charge."

     IMMEDIATE EFFECT OF POLICY LOANS. When we make a Policy loan, we will segregate an amount equal to the Policy loan (which includes interest payable in advance) within the Accumulation Value of your Policy and held in the Fixed Account as security for the loan. As described below, you will pay interest to us on the Policy loan, but we will also credit interest to you on the amount held in the Fixed Account as security for the loan. We will include the amount segregated in the Fixed Account as security for the Policy loan as part of the Fixed Accumulation Value under the Policy, but we will credit that amount with interest on a basis different from other amounts in the Fixed Account.

     Unless you specify differently, amounts held as security for the Policy loan will come proportionately from the Fixed Accumulation Value and the Variable Accumulation Value (with the proportions being determined as described below). We will transfer assets equal to the portion of the Policy loan coming from the Variable Accumulation Value from the Sub-Accounts of the Variable Account to the Fixed Account, THEREBY REDUCING THE ACCUMULATION VALUE HELD IN THE SUB-ACCOUNTS. We do not treat these transfers as transfers for the purposes of assessing the transfer charge or calculating the limit on the number of transfers.

     EFFECT ON INVESTMENT PERFORMANCE. Amounts coming from the Variable Account as security for Policy loans will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Fixed Account as security for Policy loans (that is, the Loan Amount) with interest at an effective annual rate currently equal to 4.00%. WE WILL NOT CREDIT ADDITIONAL INTEREST TO THESE AMOUNTS. On the Policy Anniversary, we will allocate any interest credited on these amounts to the Fixed Account and the Variable Account according to the premium allocation then in effect. See "Payment and Allocation of Premiums -- Allocating Premiums."

     Although you may repay Policy loans in whole or in part at any time before the Insured's Age 95, Policy loans will permanently affect the Policy's potential Accumulation Value. As a result, to the extent that the Death Benefit depends upon the Accumulation Value (see "Death Benefit -- Death Benefit Options"), Policy loans will also affect the Death Benefit under the Policy. This effect could be favorable or unfavorable depending on whether the investment performance of the assets allocated to the Sub-Account(s) is less than or greater than the interest being credited on the assets transferred to the Fixed Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under the Policy will be lower when such interest credited is less than the investment performance of assets held in the Sub-Account(s).

     EFFECT ON POLICY COVERAGE. We will notify you if, on any Monthly Anniversary, the Loan Amount is greater than the Accumulation Value less the then applicable Surrender Charge. If we do not receive sufficient payment within 61 days from the date we send notice to you, the Policy will lapse and terminate without value. Our written notice to you will indicate the amount of the payment required to avoid lapse. The Policy may, however, later be reinstated. See "Policy Lapse and Reinstatement."

     A Policy loan may also cause termination of the Death Benefit Guarantee, because we deduct the Loan Amount from the total premiums paid in calculating whether you have paid sufficient premiums in order to maintain the Death Benefit Guarantee. See "Death Benefit Guarantee."

     We will reduce proceeds payable upon the death of the Insured by any Loan Amount.

     INTEREST. The interest rate charged on Policy loans will be an annual rate of 5.66%, payable in advance. After the tenth Policy Year, we will charge interest at an annual rate of 3.85%, payable in advance, on that portion of your Loan Amount that is not in excess of (1) the Accumulation Value, less (2) the total of all premiums paid and all partial withdrawals. We will charge interest on any excess of this amount at the annual rate of 5.66%, payable in advance.

     Interest is payable in advance (for the rest of the Policy Year) at the time any Policy loan is made and at the beginning of each Policy Year thereafter (for that entire Policy Year). If you do not pay interest when due, we will deduct it from the Cash Surrender Value as an additional Policy loan (see "Immediate Effect of Policy Loans" above) and we will add it to the existing Loan Amount.

     Because we charge interest in advance, we will refund any interest that we have not earned to you upon lapse or surrender of the Policy or repayment of the Policy loan.

     REPAYMENT OF LOAN AMOUNT. You may repay the loan amount at any time. If not repaid, we will deduct the Loan Amount from any amount payable under the Policy. As described above, unless you provide us with notice to the contrary, we generally will treat any payments on the Policy as premium payments, which are subject to the Premium Expense Charge, rather than repayments on the Loan Amount. Any repayments on the Loan Amount will result in amounts being reallocated from the Fixed Account and to the Sub-Accounts of the Variable Account according to your current premium allocation.

     TAX CONSIDERATIONS. A Policy loan may have tax consequences depending on the circumstances of the loan. See "Federal Tax Matters -- Tax Status of the Policy."

FREE LOOK AND CONVERSION RIGHTS

FREE LOOK RIGHTS

     The Policy provides for an initial free look period during which you have a right to return the Policy for cancellation and receive a refund of all premiums paid. You must return the Policy to us or your agent and ask us to cancel the Policy by midnight of the 20th day after receiving it.

CONVERSION RIGHTS

     During the first two Policy Years and the first two years following a requested increase in Face Amount, we provide you with an option to convert the Policy or any requested increase in Face Amount to a life insurance policy under which the benefits do not vary with the investment experience of the Variable Account. This option is made available by permitting you to transfer all or a part of your Variable Accumulation Value to the Fixed Account.

     GENERAL OPTION. You may exercise your conversion right by transferring all or any part of your Variable Accumulation Value to the Fixed Account. If, at any time during the first two Policy Years or the first two years following a requested increase in Face Amount, you request transfer from the Variable Account to the Fixed Account and indicate that you are making the transfer in exercise of your conversion right, we will not assess any transfer charge on the transfer, and the transfer will not count against the limit on the number of transfers. At the time of such transfer, there is no effect on the Policy's Death Benefit, Face Amount, net amount at risk, Rate Class(es) or Issue Age -- only the method of funding the Accumulation Value under the Policy will be affected. See "Death Benefit," "Accumulation Value" and Appendix A, "The Fixed Account."

     If you transfer all of the Variable Accumulation Value from the Variable Account to the Fixed Account and indicate that you are making this transfer in exercise of your Conversion Right, we will automatically credit all future premium payments on the policy to the Fixed Account unless you request a different allocation.

ADDITIONAL INFORMATION ON THE INVESTMENTS OF THE VARIABLE ACCOUNT

INVESTMENT LIMITS

     Although the Variable Account currently consists of 34 investment options, we currently only permit you to participate in a maximum of 17 investment options over the lifetime of your Policy. You do not have to choose your investment options in advance, but once you participate in the 17th Fund since your Policy was issued, you would only be able to transfer within those 17 Funds already used and which are still available.

     The Fund shares may be available to fund benefits under both variable annuity and variable life contracts and policies. This could result in an irreconcilable conflict between the interests of the holders of the different types of variable contracts. The Funds have advised us that they will monitor for such conflicts and will promptly provide us with information regarding any such conflicts should they arise or become imminent, and we will promptly advise the Funds if we become aware of any such conflicts. If any such material irreconcilable conflict arises, we will arrange to eliminate and remedy such conflict up to and including establishing a new management investment company and segregating the assets underlying the variable policies and contracts at no cost to the holders of the policies and contracts.

     There also is a possibility that one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in another Fund's prospectus.

     The Funds distribute dividends and capital gains. However, we automatically reinvest distributions in additional Fund shares, at net asset value. The Sub-Account receives the distributions which are then reflected in the Unit Value of that Sub-Account. See "Accumulation Value."

     ReliaStar has entered into service arrangements with the managers or distributors of certain of the Funds. Under these arrangements, ReliaStar or its affiliates may receive compensation from affiliates of the Funds. This compensation is for providing administrative, recordkeeping, distribution and other services to the Funds or their affiliates. Such compensation is paid based upon assets invested in the particular Funds, or based on the aggregated net asset goals. Payments of such amounts by an affiliate or affiliates of the Funds do not increase the fees paid by the Funds or their shareholders. The percentage paid may vary from one Fund to another.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Variable Account or that the Variable Account may purchase.

     - We reserve the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in a new Fund, or in shares of another investment company, with a specified investment objective. We may establish new Sub-Accounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new Sub-Accounts available to existing Policy owners on a basis we determine.

     - We may eliminate one or more Sub-Accounts, or prohibit additional new premium or transfers into a Sub-Account, if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

     - We reserve the right to eliminate the shares of any of the Funds and to substitute shares of another Fund or of another open-end, registered investment company. We will not substitute any shares attributable to your interest in a Sub-Account of the Variable Account without notice and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law.

     Nothing contained herein shall prevent the Variable Account from:

     - Purchasing other securities of other Funds or classes of policies,

     - Permitting a conversion between Funds or classes of policies on the basis of requests made by Policy owners, or

     - Substituting the shares of one fund for shares of another fund in the event of a merger of funds or similar transaction.


     In the event of any such substitution, deletion or change, we may make appropriate changes in this and other policies to reflect such substitution, deletion or change. If you allocated all or a portion of your investments to any of the current funds that are being substituted for or deleted, you may transfer the portion of the Accumulation Value affected without paying a transfer charge.


     If we deem it to be in the best interests of persons having voting rights under the Policies, we may:

     - operate the Variable Account as a management company under the 1940 Act,

     - deregister the Variable Account under the 1940 Act in the event such registration is no longer required, or

     - combine the Variable Account with our other separate accounts.

VOTING RIGHTS

     You have the right to instruct us how to vote the Fund shares attributable to the Policy at regular meetings and special meetings of the Funds. We will vote the Fund shares held in Sub-Accounts according to the instructions received, as long as:

     - The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940; and

     - The Variable Account's assets are invested in Fund shares.

     If we determine that, because of applicable law or regulation, we do not have to vote according to the voting instructions received, we will vote the Fund shares at our discretion.

     All persons entitled to voting rights and the number of votes they may cast are determined as of a record date, selected by us, not more than 90 days before the meeting of the Fund. All Fund proxy materials and appropriate forms used to give voting instructions will be sent to persons having voting interests.

     We will vote any Fund shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Policy owners, in proportion to the instructions received from all Policy owners having a voting interest in the Fund. Any Fund shares held by us or any of our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts having voting interests in the Fund in proportion to each account's voting interest in the respective Fund, and will be voted in the same manner as are the respective account's votes.

     Owning the Policy does not give you the right to vote at meetings of our stockholders.

     DISREGARDING VOTING INSTRUCTIONS. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of any Fund or to approve or disapprove an investment advisory contract for any Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of any Fund if we reasonably disapprove of such changes. We would disapprove a change only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on the Variable Account in that the proposed investment policy for a Fund may result in speculative or unsound investments.

In the event we do disregard voting instructions, we will include a summary of that action and the reasons for such action in the next annual report to owners.

BENEFITS AT AGE 95

     If the Insured is living at Age 95 and the Policy is in force, the Cash Surrender Value of the Policy will automatically be applied to purchase single premium paid-up life insurance, unless you notify us in writing on or before the Insured's attained Age 95 that the Cash Surrender Value should be paid in cash. While the Cash Surrender Value of the new paid-up policy will be the same as this Policy, the face amount of the new policy will be whatever the single premium will purchase.

GENERAL PROVISIONS

OWNERSHIP

     While the Insured is alive, subject to the Policy's provisions you may:

     - Change the amount and frequency of premium payments.

     - Change the allocation of premiums.

     - Change the Death Benefit Option.

     - Change the Face Amount.

     - Make transfers between accounts.

     - Surrender the Policy for cash.

     - Make a partial withdrawal for cash.

     - Receive a cash loan.

     - Assign the Policy as collateral.

     - Change the beneficiary.

     - Transfer ownership of the Policy.

     - Enjoy any other rights the Policy allows.

PROCEEDS

     At the Insured's death, the proceeds payable include the Death Benefit then in force:

     - Plus any additional amounts provided by rider on the life of the Insured;

     - Plus any Policy loan interest that we have collected but not earned;

     - Minus any Loan Amount; and

     - Minus any unpaid Monthly Deductions.

BENEFICIARY

     You may name one or more beneficiaries on the application when you apply for the Policy. You may later change beneficiaries by written request. You may also name a beneficiary whom you cannot change without his or her consent (irrevocable beneficiary). If no beneficiary is surviving when the Insured dies, we will pay the Death Benefit to you, if surviving, or otherwise to your estate.

POSTPONEMENT OF PAYMENTS

     We generally make payments from the Variable Account for Death Benefits, cash surrender, partial withdrawal, or loans within seven days after we receive all the documents required for the payments.

     We may, however, delay making a payment when we are not able to determine the Variable Accumulation Value because (1) the New York Stock Exchange is closed, other than customary weekend or holiday closings, or the SEC restricts trading on the New York Stock Exchange, (2) the SEC by order permits postponement for the protection of Policyholders, or (3) the SEC determines that an emergency exists, which makes disposing of securities not reasonably practicable, or which makes it not reasonably practicable to determine the value of the Variable Account's net assets. We may also postpone transfers and allocations to and against any Sub-Account of the Variable Account under these circumstances.

     We may delay any of the payments that we make from the Fixed Account up to six months from the date we receive the documents required. We will pay interest at the same rate we are currently paying on proceeds at death from the date of the request to the date of payment if we delay payment more than 10 days. We will not credit any additional interest to any delayed payments. The time a payment from the Fixed Account may be delayed and the rate of interest paid on such amounts may vary among states.

SETTLEMENT OPTIONS

     Settlement Options are ways you can choose to have the Policy's proceeds paid. These options apply to proceeds paid:

     - At the Insured's death.

     - On total surrender of the Policy.

     We pay the proceeds to one or more payees. We may pay the proceeds in a lump sum or we may apply the proceeds to one of the following Settlement Options. You may request that we use a combination of Options. You must apply at least $2,500 to any option for each payee under that Option. Under an installment Option, each payment must be at least $25. We may adjust the interval to make each payment at least $25.

     Proceeds applied to any Option no longer earn interest at the rate applied to the Fixed Account or participate in the investment performance of the Funds.

     Option 1 -- Proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval.

     Option 2 -- Proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid.

     Option 3 -- Proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid.

     Option 4 -- The proceeds provide an annuity payment with a specified number of months "certain." The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee.

     Option 5 -- The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life.

     Option 6 -- The proceeds are used to provide an annuity based on the rates in effect when the proceeds are applied. We do not apply this Option if a similar option would be more favorable to the payee at that time.

     INTEREST ON SETTLEMENT OPTIONS. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on funds that we consider to be in the same classification based on the Option, restrictions on withdrawal, and other factors. The interest rate will never be less than an effective annual rate of 3.50%.

     In determining amounts we pay under Options 3 and 4, we assume interest at an effective annual rate of 3.50%. Also, for Option 3 and "certain" periods under Option 4, we credit any excess interest we may declare on funds that we consider to be in the same classification based on the Option, restrictions on withdrawal, and other factors.

INCONTESTABILITY

     After the Policy has been in force during the Insured's lifetime for two years from the Policy's Issue Date, we cannot claim the Policy is void or refuse to pay any proceeds unless the Policy has lapsed.

     If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year contestable period measured from the date of the increase.

     If the Policy is reinstated, we measure the contestable period from the date of reinstatement with respect to statements made on the application for reinstatement.

MISSTATEMENT OF AGE AND SEX

     If the Insured's Age or sex or both are misstated (except where unisex rates apply), the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rate for the correct Age and sex.

SUICIDE

     If the Insured commits suicide within two years of the Policy's Issue Date, we do not pay the Death Benefit. Instead, we refund all premiums paid for the Policy and any attached riders, minus any Loan Amounts and partial withdrawals.

     If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year suicide limitation for the proceeds associated with that increase. If the Insured commits suicide within two years of the effective date of the increase, we pay the Death Benefit prior to the increase and refund the cost of insurance for that increase.

TERMINATION

     The Policy terminates when any of the following occurs:

     -  The Policy lapses. See "Policy Lapse and Reinstatement."

     -  The Insured dies.

     -  You surrender the Policy for its Cash Surrender Value.

     - We amend the Policy according to the amendment provision described below and you do not accept the amendment.

AMENDMENT

     We reserve the right to amend the Policy, in order to include any future changes relating to the following:

     -  Any SEC rulings and regulations.

     - The Policy's qualification for treatment as a life insurance policy under the following:

          -- The Code.

          -- Internal Revenue Service rulings and regulations.

          -- Any requirements imposed by the Internal Revenue Service.

REPORTS

     ANNUAL STATEMENT. We will send you an Annual Statement once each year free of charge, showing the Face Amount, Death Benefit, Accumulation Value, Cash Surrender Value, Loan Amount, premiums paid, Planned Periodic Premiums, interest credits, partial withdrawals, transfers, and charges since the last statement.

     Additional statements are available upon request. We may make a charge not to exceed $50.00 for each additional Annual Statement you request.

     PROJECTION REPORT. Upon request, we will provide you a report projecting future results based on the Death Benefit Option you specify, the Planned Periodic Premiums you specify, the Accumulation Value of your Policy at the end of the prior Policy Year. We may make a charge not to exceed $50.00 for each Projection Report you request.

     OTHER REPORTS. The Company will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you or other persons in your household have more than one contract issued by ReliaStar Life Insurance Company of New York or an affiliate. Call 1-800-456-6965 if you need additional copies of financial reports, prospectuses, historical account information, or annual or semi-annual reports, or if you would like to receive one copy for each contract in all future mailings.

DIVIDENDS

     The Policy does not entitle you to participate in our surplus. We do not pay you dividends under the Policy.

     The Sub-Account receives any dividends paid by the related Fund. Any such dividend is credited to you through the calculation of the Sub-Account's daily Unit Value.

COLLATERAL ASSIGNMENT

     You may assign the benefits of the Policy as collateral for a debt. This limits your rights to the Cash Surrender Value and the beneficiary's rights to the proceeds. An assignment is not binding on us until we receive written notice.

OPTIONAL INSURANCE BENEFITS

     The Policy can include additional benefits, in the form of riders to the Policy, if our requirements for issuing such benefits are met. We currently offer the following benefit riders:

     ACCELERATED BENEFIT RIDER. Under certain circumstances we may pay a part of the Death Benefit to you when the Insured has been diagnosed as having a terminal illness. See "Accelerated Benefit Rider."

     ACCIDENTAL DEATH BENEFIT RIDER. Provides an additional benefit if the Insured dies from an accidental injury.

     ADDITIONAL INSURED RIDER. Provides a 10 year, guaranteed level premium and level term coverage for the Insured, the Insured's spouse, or a child of the Insured.

     WAIVER OF MONTHLY DEDUCTION RIDER. The Monthly Deduction for the Policy is waived while the Insured is totally disabled under the terms of the rider.

     COST OF LIVING INCREASE RIDER. Provides optional increases in Face Amount on the life of the Insured every two years based on the cost of living without evidence of insurability.

     TOTAL DISABILITY SPECIFIED PREMIUM RIDER. Contributes a specified amount of premium to the Policy each month while the Insured is totally disabled under the terms of the rider.

FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the "IRS").

     Any qualified plan contemplating the purchase of a life policy should consult a tax advisor.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, the Company believes that a Policy issued on the basis of a standard risk class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), and it is not clear whether such a Policy would satisfy the applicable requirements, particularly if the owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, the Company may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over these assets. Where this is the case, the Policy owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an owner to allocate premium payments and Policy Accumulation Values, have not been explicitly addressed in published rulings. While the Company believes that the Policies do not give owners investment control over Variable Account assets, the Company reserves the right to modify the Policies as necessary to prevent an owner from being treated as the owner of the Variable Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. The Company believes that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, the owner will not be deemed to be in constructive receipt of the Policy Accumulation Value until there is a distribution. When distributions from a Policy occur, including payments arising from any maturity benefits, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. The Company will monitor the Policies, however, and will attempt to notify an owner on a timely basis if it believes that such owner's Policy is in jeopardy of becoming a Modified Endowment Contract.

     DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

     (1) All distributions, including distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned Policy Accumulation Value (Cash Surrender Value for surrenders) immediately before the distribution plus prior distributions over the Policy owner's total investment in the Policy at that time. "Total investment in the Policy" means the aggregate amount on any premiums or other considerations paid for a Policy, plus any previously taxed distributions, minus any credited dividends.

     (2) Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount included in income except where distribution is made when the Policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's beneficiary or designated beneficiary.

     DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT
CONTRACTS. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of a Policy owner's investment in the Policy and only after the recovery of all investments in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are not treated as distributions, except that upon a lapse of a Policy any outstanding Policy loan will be deemed to be distributed.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified Endowment Contract are subject to the 10 percent additional tax.

     POLICY LOANS. In general, interest on a loan from a Policy will not be deductible. Before taking out a Policy loan, a Policy owner should consult a tax advisor as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that we (or our affiliates) issue to the same Policy owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy owner's income when a taxable distribution occurs.

TAXATION OF RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

     We do not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, we currently make no charge to the Variable Account for Federal income taxes which may be attributable to the Account. If, however, we determine that we may incur such tax burden, we may assess a charge for such burden from the Variable Account.

     We may also incur state and local taxes, in addition to premium taxes, in several states. At present these taxes are not significant. If there is a material change in state or local tax laws, we may make charges for such taxes, if any, attributable to the Variable Account.

POSSIBLE CHANGES IN TAXATION

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor with respect to legislative developments and their effect on the Policy.

OTHER CONSIDERATIONS

     The foregoing discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the IRS. We make no representation as to the likelihood of continuation of these current laws and interpretations. In addition, the foregoing discussion is not exhaustive and special rules not described in this Prospectus may be applicable in certain situations. Moreover, we have made no attempt to consider any applicable state or other tax laws.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

     The Policy is based on actuarial tables which distinguish between men and women and therefore provide different benefits to men and women of the same Age. Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Supreme Court decision of July 6, 1983 in Arizona Governing Committee v. Norris. That decision stated that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Employers and employee organizations should also consider, in consultation with legal counsel, the impact of Title VII generally, and comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Policy may be purchased.

     Because of the Norris decision, the charges under the Policy that vary depending on sex may in some cases not vary on the basis of the Insured's sex. Unisex rates to be provided by us will apply, if requested on the application, for tax-qualified plans and those plans where an employer believes that the Norris decision applies. In this case, references made to the mortality tables applicable to this Policy are to be disregarded and substituted with an 60% male 40% female blend of the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Last Birthday.

DISTRIBUTION OF THE POLICIES

     We intend to sell the policies in all jurisdictions where we are licensed.

     The Policies will be distributed by the general distributor, Washington Square Securities, Inc. ("WSSI"), a Minnesota corporation, which is an affiliate of ours. WSSI is a securities broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). It is primarily a mutual funds dealer and has dealer agreements under which it markets shares of many mutual funds. It also markets limited partnerships and other tax-sheltered or tax-deferred investments, and acts as general distributor (principal underwriter) for variable annuity products issued by us. The Policies may also be sold through other broker-dealers authorized by WSSI and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

     The Policies will be sold by licensed insurance agents who are also registered representatives of broker-dealers registered with the SEC under the Securities Exchange Act of 1934 who are members of the NASD. Registered representatives who sell the Policies will receive commissions based on a commission schedule. In the first Policy Year, commissions generally will be no more than 55% of the premiums paid up to the annualized Minimum Monthly Premium, plus 3% of any additional premium. In any subsequent Policy Year, commissions generally will be 3% of premiums paid in that year. We will pay corresponding commissions upon a requested increase in Face Amount. In addition, we may pay a commission of .25% of the average monthly Accumulation Value during each Policy Year. Further, registered representatives may be eligible to receive certain overrides, and other benefits based on the amount of earned commissions.

     For all Policies which use the ReliaStar Life Insurance Company of New York Variable Life Separate Account I, the aggregate amount paid to WSSI under our Distribution Agreement was $1,345,813 in 1999, $837,517 in 1998 and $49,373 in
1997.

MANAGEMENT

     The following is a list of current directors and executive officers of the Company, their principal occupation and business experience.

                                                   PRINCIPAL OCCUPATION
   DIRECTORS AND OFFICERS                        AND BUSINESS EXPERIENCE
   ----------------------      ------------------------------------------------------------
William D. Bonneville(3)       Senior Vice President and Chief Administrative Officer of
                               ReliaStar Life Insurance Company of New York since 1998;
                               Vice President of ReliaStar Life Insurance Company of New
                               York (formerly known as ReliaStar Bankers Security Life
                               Insurance Company) from 1996 to 1998; Vice President of
                               North Atlantic Life Insurance Company from 1992 to 1995
                               until its merger into ReliaStar Life Insurance Company of
                               New York.
Stephen A. Carb(1)             Partner of Carb, Luria, Glassner, Cook & Kufeld LLP (New
                               York law firm) since 1962.
James G. Cochran(3)            Executive Vice President of ReliaStar Life Insurance Company
                               of New York since 1996; Vice President of ReliaStar Life
                               Insurance Company in 1999; Senior Vice President of
                               ReliaStar United Services Life Insurance Company from 1990 to 1996 until its merger into ReliaStar Life Insurance
                               Company.
Richard R. Crowl(2)            Senior Vice President, General Counsel and Secretary of
                               ReliaStar Financial Corp. since 1996; Senior Vice President and General Counsel of Security-Connecticut Life Insurance
                               Company since 1997; Senior Vice President and General
                               Counsel of ReliaStar Life Insurance Company, Northern Life
                               Insurance Company, and ReliaStar Life Insurance Company of
                               New York since 1996; Senior Vice President and General
                               Counsel of ReliaStar United Services Life Insurance Company
                               from 1996 to 1998 at which time this company merged into
                               ReliaStar Life Insurance Company; Senior Vice President and
                               General Counsel of ReliaStar Investment Research, Inc.
                               (formerly known as Washington Square Advisers, Inc.) since
                               1986; Vice President and Associate General Counsel of
                               ReliaStar Financial Corp. from 1989 to 1996; Vice President and Associate General Counsel of ReliaStar Life Insurance
                               Company from 1985 to 1996; Director and Senior Vice
                               President of various subsidiaries of ReliaStar Financial
                               Corp.
James R. Gelder(2)             President and Chief Executive Officer of ReliaStar Life
                               Insurance Company of New York since 1999; Executive Vice
                               President of ReliaStar Life Insurance Company of New York
                               from 1998 to 1998; President and Chief Executive Officer of
                               Security-Connecticut Life Insurance Company since 1998;
                               Executive Vice President and Chief Operating Officer of
                               Security-Connecticut Life Insurance Company from 1997 to
                               1998; Vice President of ReliaStar Life Insurance Company
                               from 1994; Director and Officer of various subsidiaries of
                               ReliaStar Financial Corp.

                                                   PRINCIPAL OCCUPATION
   DIRECTORS AND OFFICERS                        AND BUSINESS EXPERIENCE
   ----------------------      ------------------------------------------------------------
Ambassador Ulric Haynes,
  Jr.(1)                       Dean of the School of Business and Executive Dean for
                               University International Relations of Hofstra University
                               since 1991; Director of DYNAX Solutions, Inc. from 2000 to present; Director of INNCOM International Inc. from 1999 to present; Director of Pall Corporation from 1994 to present;
                               Director of HSBC USA Inc. (formerly Marine Midland Bank)
                               from 1969 to present.
Wayne R. Huneke(2)             Senior Executive Vice President of ReliaStar Financial Corp.
                               and ReliaStar Life Insurance Company since 1999; Senior Vice
                               President of ReliaStar Financial Corp. and ReliaStar Life
                               Insurance Company from 1994 to 1999; Chief Financial Officer and Treasurer of ReliaStar Financial Corp. and ReliaStar
                               Life Insurance Company from 1994 to 1997; Director and
                               Officer of various subsidiaries of ReliaStar Financial Corp.
Mark S. Jordahl(2)             President and Chief Executive Officer of ReliaStar
                               Investment Research, Inc. since 1998; Senior Vice President and Chief Investment Officer of ReliaStar Life Insurance
                               Company and ReliaStar Financial Corp. since 1998; Senior
                               Vice President of Security-Connecticut Life Insurance
                               Company since 1998; Vice President of ReliaStar Life
                               Insurance Company and ReliaStar Financial Corp from 1987 to
                               1998; Director and Officer of various subsidiaries of
                               ReliaStar Financial Corp.
Kenneth U. Kuk(2)              Executive Vice President of ReliaStar Financial Corp. and
                               ReliaStar Life Insurance Company since 1999; Senior Vice
                               President of ReliaStar Financial Corp. and ReliaStar Life
                               Insurance Company from 1996 to 1999; Vice President of
                               ReliaStar Life Insurance Company from 1996 to 1998; Vice
                               President of ReliaStar Financial Corp. from 1991 to 1998;
                               President of Washington Square Advisers, Inc. from 1995 to
                               1998; Chairman of ReliaStar Mortgage Corporation from 1988 to 1998; Director and Officer of various subsidiaries of
                               ReliaStar Financial Corp.
James R. Miller(2)             Senior Vice President, Chief Financial Officer and Treasurer
                               of ReliaStar Financial Corp. and ReliaStar Life insurance
                               Company since 1997; Executive Vice President and Chief
                               Operating Officer of Northern Life Insurance Company from
                               1992 to 1997; Vice President of ReliaStar Financial Corp.
                               from 1985 to 1992; Director and Officer of various
                               subsidiaries of ReliaStar Financial Corp.
Fioravante G. Perrotta(1)      Retired 1996; Formerly Senior Partner of Rogers & Wells (New
                               York law firm) since 1970.
Roger D. Roenfeldt(3)          Executive Vice President and Chief Operating Officer of
                               ReliaStar Life Insurance Company of New York since 1997;
                               Executive Vice President and Chief Operating Officer of
                               Lincoln Security Life Insurance Company from 1996 to 1997
                               until its merger into ReliaStar Life Insurance Company of
                               New York; President and Chief Executive Officer of The R.E.
                               Lee Group/US, Inc. from 1991 to 1996.

                                                   PRINCIPAL OCCUPATION
   DIRECTORS AND OFFICERS                        AND BUSINESS EXPERIENCE
   ----------------------      ------------------------------------------------------------
Robert C. Salipante(2)         Chairman of Security-Connecticut Life Insurance Company
                               since 2000; President and Chief Operating Officer of
                               ReliaStar Financial Corp. and ReliaStar Life Insurance
                               Company since 1999; Senior Vice President of ReliaStar
                               Financial Corp. and ReliaStar Life Insurance Company from
                               1996 to 1999; Vice Chairman of ReliaStar Life Insurance
                               Company of New York since 1999; President and Chief
                               Executive Officer of ReliaStar Life Insurance Company of New
                               York from 1998 to 1999; Senior Vice President of ReliaStar
                               Financial Corp. from 1994 to 1996; Senior Vice President and
                               Chief Financial Officer of ReliaStar Financial Corp. from
                               1992 to 1994; Director and Officer of various subsidiaries of ReliaStar Financial Corp.
John G. Turner(2)              Chairman and Chief Executive Officer of ReliaStar Financial
                               Corp. and ReliaStar Life Insurance Company since 1993;
                               Chairman of ReliaStar United Services Life Insurance Company
                               from 1995 until its merger with ReliaStar Life Insurance
                               Company in 1998; Chairman of ReliaStar Life Insurance
                               Company of New York since 1995; Chairman of Northern Life
                               Insurance Company since 1992; Director and Officer of
                               various subsidiaries of ReliaStar Financial Corp.
Charles B. Updike(1)           Partner of Schoeman, Marsh & Updike (New York law firm)
                               since 1976.
Ross M. Weale(1)               President of Waccabuc Enterprise, Inc. (New York management consulting firm) since 1996; President and Chief Executive
                               Officer of Country Bank (financial institution) from 1986 to
                               1996.

---------------
(1) Director of ReliaStar Life Insurance Company of New York

(2) Director and Officer of ReliaStar Life Insurance Company of New York

(3) Officer of ReliaStar Life Insurance Company of New York

The Executive Committee of our Board of Directors consists of Directors Turner, Salipante, Huneke, Updike, and Weale.

The Compliance Committee of our Board of Directors consists of Directors Weale, Carb, Conley, Haynes, Perrotta and Updike.

The Compliance Committee of our Board of Directors consists of Directors Weale, Carb, Conley, Haynes, Perrotta, and Updike.

     The following is a list of the current directors and executive officers of the principal underwriter and their business addresses:

NAME AND PRINCIPAL
BUSINESS ADDRESS
------------------                                POSITION AND OFFICES
John H. Flittie*                 Director, Chairman
Anne W. Dowdle*                  Director
Michael J. Dubes                 Director
1501 Fourth Avenue
Seattle, Washington 98111
James R. Gelder                  Director
20 Security Drive
Avon, Connecticut 06001
Wayne R. Huneke*                 Director
Robert C. Salipante*             Director
Jeffrey A. Montgomery*           President and Chief Executive Officer
Kenneth S. Cameranesi*           Executive Vice President and Chief Operations Officer
Gene Grayson*                    Vice President, National Sales and Marketing
David Braun*                     Assistant Vice President
Karin Callanan*                  Assistant Vice President
Susan M. Bergen*                 Secretary
Margaret B. Wall*                Treasurer and Chief Financial Officer
Loralee A. Renelt*               Assistant Secretary
Allen Kidd                       Assistant Secretary
222 North Arch Road
Richmond, Virginia 23236

---------------
* 20 Washington Avenue South, Minneapolis, Minnesota 55401

STATE REGULATION

     We are subject to the laws of the State of New York governing insurance companies and to regulation and supervision by the Insurance Department of the State of New York. We file an annual statement in a prescribed form with the Insurance Department each year, and in each state we do business, covering our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to review by the Insurance Department and a full examination of our operations is conducted periodically (usually every three years) by the National Association of Insurance Commissioners. This regulation does not, however, involve supervision or management of our investment practices or policies.

     In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

LEGAL PROCEEDINGS

     The Variable Account is not a party to any pending legal proceedings. The Company is a defendant in various lawsuits in connection with the normal conduct of its insurance operations. Some of the claims seek to be granted class action status and many of the claims seek both compensatory and punitive damages. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse impact to the financial position of the Company.

BONDING ARRANGEMENTS

     The Company maintains an insurance company blanket bond providing $25,000,000 coverage for our officers and employees and those of Washington Square Securities, Inc., (WSSI), subject to a $500,000 deductible.

LEGAL MATTERS

     Legal matters in connection with the Variable Account and the Policy described in this Prospectus have been passed upon by Gregory A. Olson, Esquire, Attorney for the Company.

EXPERTS

     The financial statements of ReliaStar Life Insurance Company of New York Variable Life Separate Account I as of and for the years ended December 31, 1999, and December 31, 1998 and for the period from August 8, 1997 (date of inception) to December 31, 1997 and the annual financial statements of ReliaStar Life Insurance Company of New York as of December 31, 1999 and for the two years then ended included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports which are included herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

     Actuarial matters included in this Prospectus have been examined by Steven
P. West, F.S.A., M.A.A.A., as stated in the opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT CONTAINS FURTHER INFORMATION

     A Registration Statement has been filed with the SEC under the Securities Act of 1933 with respect to the Policies. This Prospectus does not contain all information included in the Registration Statement, its amendments and exhibits. For further information concerning the Variable Account, the Funds, the Policies and us, please refer to the Registration Statement.

     Statements in this Prospectus concerning provisions of the Policy and other legal documents are summaries. Please refer to the documents as filed with the SEC for a complete statement of the provisions of those documents.

     Information may be obtained from the SEC's principal office in Washington, D.C., for a fee it prescribes, or examined there without charge.

FINANCIAL STATEMENTS

     The financial statements for the Variable Account reflect the operations of the Variable Account as of and for the years ended December 31, 1999, and December 31, 1998 and for the period from August 8, 1997 (date of inception) to December 31, 1997. The financial statements are audited. The periods covered are not necessarily indicative of the longer term performance of the assets held in the Variable Account.

     The financial statements of ReliaStar Life Insurance Company of New York which are included in this Prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of ReliaStar Life Insurance Company of New York to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account. These financial statements are as of December 31, 1999 and for each of the two years in the period ended December 31, 1999. The periods covered are not necessarily indicative of the longer term performance of the Company.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
ReliaStar Life Insurance Company of New York:

We have audited the accompanying statement of assets and liabilities of ReliaStar Life Insurance Company of New York Variable Life Separate Account I as of December 31, 1999 and the related statements of operations and changes in policy owners' equity (including the individual sub-accounts which comprise the Account) for the years ended December 31, 1999, 1998 and 1997. These financial statements are the responsibility of the management of ReliaStar Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audit.

We have conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of the securities owned as of December 31, 1999, by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting the ReliaStar Life Insurance Company of New York Separate Account I as of December 31, 1999 and the results of its operations and changes in its policy owners' equity for the years ended December 31, 1999, 1998 and 1997, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Minneapolis, Minnesota
February 18, 2000

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1999
                         (In Thousands, Except Shares)

ASSETS:
Investments In Mutual Funds At Market Value:

                                                                SHARES      COST     MARKET VALUE
                                                                -------    ------    ------------
THE ALGER AMERICAN FUND:
  Alger American Growth Portfolio...........................      7,030    $  394       $  453
  Alger American MidCap Growth Portfolio....................      1,866        50           60
  Alger American Small Capitalization Portfolio.............      2,144        92          118
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (VIP):
  VIP Equity-Income Portfolio -- IC Shares..................     15,547       390          400
  VIP Growth Portfolio -- IC Shares.........................      5,088       232          279
  VIP High Income Portfolio -- IC Shares....................      4,212        47           48
  VIP Money Market Portfolio -- IC Shares...................    629,397       629          629
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (VIP II):
  VIP II Contrafund Portfolio -- IC Shares..................     17,601       419          513
  VIP II Index 500 Portfolio -- IC Shares...................      5,260       752          881
  VIP II Investment Grade Bond Portfolio -- IC Shares.......      4,074        49           50
JANUS ASPEN SERIES:
  Aggressive Growth Portfolio...............................      6,456       254          385
  Growth Portfolio..........................................      7,392       211          249
  International Growth Portfolio............................      1,821        43           70
  Worldwide Growth Portfolio................................     10,930       358          522
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST:
  AMT Limited Maturity Bond Portfolio.......................      1,187        16           16
  AMT Partners Portfolio....................................     16,757       312          329
  AMT Socially Responsive Portfolio.........................          2        --           --
NORTHSTAR GALAXY TRUST:
  Northstar Emerging Growth Portfolio.......................      6,112       143          179
  Northstar Growth + Value Portfolio........................      7,015       190          211
  Northstar International Value Portfolio...................      4,839        65           71
  Northstar Research Enhanced Index Portfolio...............        853         4            4
  Northstar High Yield Bond Portfolio.......................      1,375         6            6
OCC ACCUMULATION TRUST:
  Equity Portfolio..........................................        219         8            8
  Global Equity Portfolio...................................      4,674        80           77
  Managed Portfolio.........................................        665        29           29
  Small Cap Portfolio.......................................      1,450        34           33
PUTNAM VARIABLE TRUST:
  Putnam VT Diversified Income Fund -- Class IA Shares......      2,860        30           28
  Putnam VT Growth and Income Fund -- Class IA Shares.......      9,984       276          268
  Putnam VT New Opportunities Fund -- Class IA Shares.......        366        13           16
  Putnam VT Voyager Fund -- Class IA Shares.................     12,579       545          833
                                                                                        ------
    TOTAL ASSETS............................................                            $6,765
                                                                                        ======
LIABILITIES AND POLICY OWNERS' EQUITY:
  Due from ReliaStar Life Insurance Company of New York.....                            ($   1)
  Policy Owners' Equity.....................................                             6,766
                                                                                        ------
    TOTAL LIABILITIES AND POLICY OWNERS' EQUITY.............                            $6,765
                                                                                        ======

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
         STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY
               For the years ended December 31, 1999 and 1998 and
    the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                                                            ALGER AMERICAN
                                               TOTAL ALL FUNDS                             GROWTH PORTFOLIO
                                  ------------------------------------------   ----------------------------------------
                                      1999           1998           1997          1999          1998           1997
                                  ------------   ------------   ------------   -----------   -----------   ------------
Net investment income (loss):
  Reinvested dividend income....  $         44   $          6   $         --   $        --   $        --   $         --
  Reinvested capital gains......           193             16             --            11             3             --
  Administrative expenses.......           (27)            (7)            --            (1)           --             --
                                  ------------   ------------   ------------   -----------   -----------   ------------
      Net investment income
        (loss) and capital
        gains...................           210             15             --            10             3             --
                                  ------------   ------------   ------------   -----------   -----------   ------------
Realized and unrealized gains
  (losses):
  Net realized gains (losses) on
    redemptions of fund
    shares......................           240             (8)            --            13            --             --
  Increase (decrease) in
    unrealized appreciation of
    investments.................           856            238             --            52             7             --
                                  ------------   ------------   ------------   -----------   -----------   ------------
    Net realized and unrealized
      gains (losses)............         1,096            230             --            65             7             --
                                  ------------   ------------   ------------   -----------   -----------   ------------
    Additions (reductions) from
      operations................         1,306            245             --            75            10             --
                                  ------------   ------------   ------------   -----------   -----------   ------------
Policy Owners' transactions:
  Net premium payments..........         3,350          2,298            122           264            45              1
  Surrenders....................           (30)            (1)            --           (14)           --             --
  Transfers between funds and/or
    fixed acct..................            85             --             --           103             2             --
  Policy loans..................            (1)            --             --            --            --             --
  Loan collateral interest
    crediting...................            --             --             --            --            --             --
  Death benefits................            --             --             (1)           --            --             --
  Cost of insurance charges.....          (412)          (144)            (3)          (26)           (3)            --
  Monthly Expense Charge........           (36)           (12)            --            (3)           (1)            --
                                  ------------   ------------   ------------   -----------   -----------   ------------
      Additions (reductions) for
        policy owners'
        transactions............         2,956          2,141            118           324            43              1
                                  ------------   ------------   ------------   -----------   -----------   ------------
      Net additions (reductions)
        for the year/period.....         4,262          2,386            118           399            53              1
Policy Owners' Equity, beginning
  of the year/period............         2,504            118             --            54             1             --
                                  ------------   ------------   ------------   -----------   -----------   ------------
Policy Owners' Equity, end of
  the year/period...............  $      6,766   $      2,504   $        118   $       453   $        54   $          1
                                  ============   ============   ============   ===========   ===========   ============
Units Outstanding, beginning of
  the year......................   147,342.662     14,226.238             --     3,716.345        86.866             --
Units Outstanding, end of the
  year..........................   299,671.163    147,342.662     10,339.628    23,204.017     3,716.345         86.866
Net Asset Value per Unit:.......  $         --   $         --   $         --   $ 19.516075   $ 14.592177   $   9.854808

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                   ALGER AMERICAN                             ALGER AMERICAN
                                              MIDCAP GROWTH PORTFOLIO                 SMALL CAPITALIZATION PORTFOLIO
                                      ----------------------------------------   ----------------------------------------
                                         1999          1998           1997          1999          1998           1997
                                      -----------   -----------   ------------   -----------   -----------   ------------
Net investment income (loss):
  Reinvested dividend income........  $        --   $        --   $         --   $        --   $        --   $         --
  Reinvested capital gains..........            4             1             --             6             2             --
  Administrative expenses...........           --            --             --            (1)           --             --
                                      -----------   -----------   ------------   -----------   -----------   ------------
      Net investment income (loss)
        and capital gains...........            4             1             --             5             2             --
                                      -----------   -----------   ------------   -----------   -----------   ------------
Realized and unrealized gains
  (losses):
  Net realized gains (losses) on
    redemptions of fund shares......           --            --             --             3            --             --
  Increase (decrease) in unrealized
    appreciation of investments.....            8             2             --            22             4             --
                                      -----------   -----------   ------------   -----------   -----------   ------------
    Net realized and unrealized
      gains (losses)................            8             2             --            25             4             --
                                      -----------   -----------   ------------   -----------   -----------   ------------
    Additions (reductions) from
      operations....................           12             3             --            30             6             --
                                      -----------   -----------   ------------   -----------   -----------   ------------
Policy Owners' transactions:
  Net premium payments..............           28            20              2            64            27              5
  Surrenders........................           --            --             --            (1)           --             --
  Transfers between funds and/or
    fixed acct......................           (1)           --             --            (1)            1             --
  Policy loans......................           --            --             --            --            --             --
  Loan collateral interest
    crediting.......................           --            --             --            --            --             --
  Death benefits....................           --            --             --            --            --             --
  Cost of insurance charges.........           (3)           (1)            --            (9)           (2)            --
  Monthly Expense Charge............           --            --             --            (1)           --             --
                                      -----------   -----------   ------------   -----------   -----------   ------------
      Additions (reductions) for
        policy owners'
        transactions................           24            19              2            52            26              5
                                      -----------   -----------   ------------   -----------   -----------   ------------
      Net additions (reductions) for
        the year/period.............           36            22              2            82            32              5
Policy Owners' Equity, beginning of
  the year/period...................           24             2             --            37             5             --
                                      -----------   -----------   ------------   -----------   -----------   ------------
Policy Owners' Equity, end of the
  year/period.......................  $        60   $        24   $          2   $       119   $        37   $          5
                                      ===========   ===========   ============   ===========   ===========   ============
Units Outstanding, beginning of the
  year..............................    1,885.358       206.735             --     2,983.060       467.792             --
Units Outstanding, end of the
  year..............................    3,567.836     1,885.358        206.735     7,093.241     2,983.060        467.792
Net Asset Value per Unit:...........  $ 16.879516   $ 12.802277   $   9.825275   $ 16.687171   $ 11.635433   $  10.071361

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                    FIDELITY'S VIP                          FIDELITY'S VIP
                                               EQUITY-INCOME PORTFOLIO                     GROWTH PORTFOLIO
                                                      IC SHARES                               IC SHARES
                                        --------------------------------------   ------------------------------------
                                           1999          1998          1997         1999         1998         1997
                                        -----------   -----------   ----------   ----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income..........  $         4   $        --   $       --   $       --   $       --   $       --
  Reinvested capital gains............            9            --           --           12           --           --
  Administrative expenses.............           (2)           (1)          --           (1)          (1)          --
                                        -----------   -----------   ----------   ----------   ----------   ----------
      Net investment income (loss) and
        capital gains.................           11            (1)          --           11           (1)          --
                                        -----------   -----------   ----------   ----------   ----------   ----------
Realized and unrealized gains
  (losses):
  Net realized gains (losses) on
    redemptions of fund shares........           16            --           --           19           --           --
  Increase (decrease) in unrealized
    appreciation of investments.......           (9)           19           --           33           14           --
                                        -----------   -----------   ----------   ----------   ----------   ----------
    Net realized and unrealized gains
      (losses)........................            7            19           --           52           14           --
                                        -----------   -----------   ----------   ----------   ----------   ----------
    Additions (reductions) from
      operations......................           18            18           --           63           13           --
                                        -----------   -----------   ----------   ----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments................          201           244           --          195           99            2
  Surrenders..........................           --            --           --           (1)          (1)          --
  Transfers between funds and/or fixed
    acct..............................          (41)           --           --          (66)           1           --
  Policy loans........................           (1)           --           --           --           --           --
  Loan collateral interest
    crediting.........................           --            --           --           --           --           --
  Death benefits......................           --            --           --           --           --           --
  Cost of insurance charges...........          (27)          (10)          --          (18)          (7)          --
  Monthly Expense Charge..............           (2)           (1)          --           (2)          (1)          --
                                        -----------   -----------   ----------   ----------   ----------   ----------
      Additions (reductions) for
        policy owners' transactions...          130           233           --          108           91            2
                                        -----------   -----------   ----------   ----------   ----------   ----------
      Net additions (reductions) for
        the year/period...............          148           251           --          171          104            2
Policy Owners' Equity, beginning of
  the year/period.....................          251            --           --          106            2           --
                                        -----------   -----------   ----------   ----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period.........................  $       399   $       251   $       --   $      277   $      106   $        2
                                        ===========   ===========   ==========   ==========   ==========   ==========
Units Outstanding, beginning of the
  year................................   10,662.981         5.405           --    4,087.116      103.336           --
Units Outstanding, end of the year....   15,974.343    10,662.981        5.405    7,611.339    4,087.116      103.336
Net Asset Value per Unit:.............  $ 25.020668   $ 23.531218   $21.080180   $36.733274   $26.727479   $19.160956

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                    FIDELITY'S VIP                         FIDELITY'S VIP
                                                HIGH INCOME PORTFOLIO                  MONEY MARKET PORTFOLIO
                                                      IC SHARES                               IC SHARES
                                         ------------------------------------   -------------------------------------
                                            1999         1998         1997         1999          1998         1997
                                         ----------   ----------   ----------   -----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income...........  $        2   $       --   $       --   $        17   $        1   $       --
  Reinvested capital gains.............          --           --           --            --           --           --
  Administrative expenses..............          --           --           --            (2)          --           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
      Net investment income (loss) and
        capital gains..................           2           --           --            15            1           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares.........          --            2           --            --           --           --
  Increase (decrease) in unrealized
    appreciation of investments........           1           --           --            --           --           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
    Net realized and unrealized gains
      (losses).........................           1            2           --            --           --           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
    Additions (reductions) from
      operations.......................           3            2           --            15            1           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments.................          31          131           --           389           77            1
  Surrenders...........................          --           --           --            (1)          --           --
  Transfers between funds and/or fixed
    acct...............................          14         (126)          --           194           (7)          --
  Policy loans.........................          --           --           --            --           --           --
  Loan collateral interest crediting...          --           --           --            --           --           --
  Death benefits.......................          --           --           --            --           --           --
  Cost of insurance charges............          (3)          (1)          --           (32)          (5)          --
  Monthly Expense Charge...............          (1)          --           --            (2)          (1)          --
                                         ----------   ----------   ----------   -----------   ----------   ----------
      Additions (reductions) for policy
        owners' transactions...........          41            4           --           548           64            1
                                         ----------   ----------   ----------   -----------   ----------   ----------
      Net additions (reductions) for
        the year/period................          44            6           --           563           65            1
Policy Owners' Equity, beginning of the
  year/period..........................           6           --           --            66            1           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period..........................  $       50   $        6   $       --   $       629   $       66   $        1
                                         ==========   ==========   ==========   ===========   ==========   ==========
Units Outstanding, beginning of the
  year.................................     308.121           --           --     5,112.620       75.083           --
Units Outstanding, end of the year.....   2,913.802      308.121           --    46,238.678    5,112.620       75.083
Net Asset Value per Unit:..............  $16.349223   $15.116470   $15.800365   $ 13.611549   $12.941412   $12.269546

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                  FIDELITY'S VIP II                       FIDELITY'S VIP II
                                                CONTRAFUND PORTFOLIO                     INDEX 500 PORTFOLIO
                                                      IC SHARES                               IC SHARES
                                        -------------------------------------   --------------------------------------
                                           1999          1998         1997         1999          1998          1997
                                        -----------   ----------   ----------   -----------   -----------   ----------
Net investment income (loss):
  Reinvested dividend income..........  $         1   $       --   $       --   $         3   $        --   $       --
  Reinvested capital gains............            8            1           --             2            --           --
  Administrative expenses.............           (2)          (1)          --            (4)           (1)          --
                                        -----------   ----------   ----------   -----------   -----------   ----------
      Net investment income (loss) and
        capital gains.................            7           --           --             1            (1)          --
                                        -----------   ----------   ----------   -----------   -----------   ----------
Realized and unrealized gains
  (losses):
  Net realized gains (losses) on
    redemptions of fund shares........           18           --           --            16             1           --
  Increase (decrease) in unrealized
    appreciation of investments.......           57           37           --            91            38           --
                                        -----------   ----------   ----------   -----------   -----------   ----------
    Net realized and unrealized gains
      (losses)........................           75           37           --           107            39           --
                                        -----------   ----------   ----------   -----------   -----------   ----------
    Additions (reductions) from
      operations......................           82           37           --           108            38           --
                                        -----------   ----------   ----------   -----------   -----------   ----------
Policy Owners' transactions:
  Net premium payments................          223          182            9           510           265            5
  Surrenders..........................           (1)          --           --            (7)           --           --
  Transfers between funds and/or fixed
    acct..............................           20            1           --            46             2           --
  Policy loans........................           --           --           --            --            --           --
  Loan collateral interest
    crediting.........................           --           --           --            --            --           --
  Death benefits......................           --           --           --            --            --           --
  Cost of insurance charges...........          (29)          (8)          --           (63)          (17)          (1)
  Monthly Expense Charge..............           (2)          (1)          --            (5)           (1)          --
                                        -----------   ----------   ----------   -----------   -----------   ----------
      Additions (reductions) for
        policy owners' transactions...          211          174            9           481           249            4
                                        -----------   ----------   ----------   -----------   -----------   ----------
      Net additions (reductions) for
        the year/period...............          293          211            9           589           287            4
Policy Owners' Equity, beginning of
  the year/period.....................          220            9           --           291             4           --
                                        -----------   ----------   ----------   -----------   -----------   ----------
Policy Owners' Equity, end of the
  year/period.........................  $       513   $      220   $        9   $       880   $       291   $        4
                                        ===========   ==========   ==========   ===========   ===========   ==========
Units Outstanding, beginning of the
  year................................    9,211.711      495.110           --    10,104.460       203.033           --
Units Outstanding, end of the year....   17,270.199    9,211.711      495.110    25,257.361    10,104.460      203.033
Net Asset Value per Unit:.............  $ 29.708780   $23.909755   $18.395120   $ 34.868839   $ 28.934443   $22.547720

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                  FIDELITY'S VIP II
                                           INVESTMENT GRADE BOND PORTFOLIO               JANUS ASPEN SERIES
                                                      IC SHARES                      AGGRESSIVE GROWTH PORTFOLIO
                                         ------------------------------------   -------------------------------------
                                            1999         1998         1997         1999          1998         1997
                                         ----------   ----------   ----------   -----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income...........  $        1   $       --   $       --   $         2   $       --   $       --
  Reinvested capital gains.............          --           --           --             3           --           --
  Administrative expenses..............          --           --           --            (1)          --           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
      Net investment income (loss) and
        capital gains..................           1           --           --             4           --           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares.........          (1)          --           --            42           --           --
  Increase (decrease) in unrealized
    appreciation of investments........          --            1           --           120           11           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
    Net realized and unrealized gains
      (losses).........................          (1)           1           --           162           11           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
    Additions (reductions) from
      operations.......................          --            1           --           166           11           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments.................          42           19           --           145           51           --
  Surrenders...........................          --           --           --            --           --           --
  Transfers between funds and/or fixed
    acct...............................          (6)          --           --            35           --           --
  Policy loans.........................          --           --           --            --           --           --
  Loan collateral interest crediting...          --           --           --            --           --           --
  Death benefits.......................          --           --           --            --           --           --
  Cost of insurance charges............          (4)          (1)          --           (18)          (2)          --
  Monthly Expense Charge...............          --           --           --            (2)          --           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
      Additions (reductions) for policy
        owners' transactions...........          32           18           --           160           49           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
      Net additions (reductions) for
        the year/period................          32           19           --           326           60           --
Policy Owners' Equity, beginning of the
  year/period..........................          19           --           --            60           --           --
                                         ----------   ----------   ----------   -----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period..........................  $       51   $       19   $       --   $       386   $       60   $       --
                                         ==========   ==========   ==========   ===========   ==========   ==========
Units Outstanding, beginning of the
  year.................................   1,362.857           --           --     4,022.517        2.178           --
Units Outstanding, end of the year.....   3,626.177    1,362.857           --    11,631.594    4,022.517        2.178
Net Asset Value per Unit:..............  $13.662210   $13.807112   $12.685026   $ 33.167484   $14.714669   $10.960002

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                   JANUS ASPEN SERIES                     JANUS ASPEN SERIES
                                                    GROWTH PORTFOLIO                INTERNATIONAL GROWTH PORTFOLIO
                                          -------------------------------------   -----------------------------------
                                             1999          1998         1997         1999         1998        1997
                                          -----------   ----------   ----------   ----------   ----------   ---------
Net investment income (loss):
  Reinvested dividend income............  $        --   $        1   $       --   $       --   $       --   $      --
  Reinvested capital gains..............            1           --           --           --           --          --
  Administrative expenses...............           (1)          --           --           --           --          --
                                          -----------   ----------   ----------   ----------   ----------   ---------
      Net investment income (loss) and
        capital gains...................           --            1           --           --           --          --
                                          -----------   ----------   ----------   ----------   ----------   ---------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares..........           24           --           --            2           --          --
  Increase (decrease) in unrealized
    appreciation of investments.........           29            9           --           26            1          --
                                          -----------   ----------   ----------   ----------   ----------   ---------
    Net realized and unrealized gains
      (losses)..........................           53            9           --           28            1          --
                                          -----------   ----------   ----------   ----------   ----------   ---------
    Additions (reductions) from
      operations........................           53           10           --           28            1          --
                                          -----------   ----------   ----------   ----------   ----------   ---------
Policy Owners' transactions:
  Net premium payments..................          157           65           --           26           13           4
  Surrenders............................           --           --           --           (1)          --          --
  Transfers between funds and/or fixed
    acct................................          (13)          --           --            6           --          --
  Policy loans..........................           --           --           --           --           --          --
  Loan collateral interest crediting....           --           --           --           --           --          --
  Death benefits........................           --           --           --           --           --          --
  Cost of insurance charges.............          (18)          (4)          --           (4)          (2)         --
  Monthly Expense Charge................           (2)          --           --           (1)          --          --
                                          -----------   ----------   ----------   ----------   ----------   ---------
      Additions (reductions) for policy
        owners' transactions............          124           61           --           26           11           4
                                          -----------   ----------   ----------   ----------   ----------   ---------
      Net additions (reductions) for the
        year/period.....................          177           71           --           54           12           4
Policy Owners' Equity, beginning of the
  year/period...........................           71           --           --           16            4          --
                                          -----------   ----------   ----------   ----------   ----------   ---------
Policy Owners' Equity, end of the
  year/period...........................  $       248   $       71   $       --   $       70   $       16   $       4
                                          ===========   ==========   ==========   ==========   ==========   =========
Units Outstanding, beginning of the
  year..................................    5,105.809           --           --    1,430.417      427.927          --
Units Outstanding, end of the year......   12,476.529    5,105.809           --    3,462.662    1,430.417     427.927
Net Asset Value per Unit:...............  $ 19.898078   $13.819668   $10.187114   $20.567965   $11.284244   $9.625377

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                                                            NEUBERGER BERMAN
                                                   JANUS ASPEN SERIES                  ADVISERS MANAGEMENT TRUST
                                               WORLDWIDE GROWTH PORTFOLIO           LIMITED MATURITY BOND PORTFOLIO
                                         --------------------------------------   ------------------------------------
                                            1999          1998          1997         1999         1998         1997
                                         -----------   -----------   ----------   ----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income...........  $         1   $         2   $       --   $        1   $       --   $       --
  Reinvested capital gains.............           --             1           --           --           --           --
  Administrative expenses..............           (2)           (1)          --           (1)          --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
      Net investment income (loss) and
        capital gains..................           (1)            2           --           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares.........           41             1           --           (1)          --           --
  Increase (decrease) in unrealized
    appreciation of investments........          150            14           --           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
    Net realized and unrealized gains
      (losses).........................          191            15           --           (1)          --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
    Additions (reductions) from
      operations.......................          190            17           --           (1)          --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments.................          224           169           25           77           22            1
  Surrenders...........................           (1)           --           --           --           --           --
  Transfers between funds and/or fixed
    acct...............................          (53)            3           --          (72)          --           --
  Policy loans.........................           --            --           --           --           --           --
  Loan collateral interest crediting...           --            --           --           --           --           --
  Death benefits.......................           --            --           (1)          --           --           --
  Cost of insurance charges............          (33)          (15)          --           (7)          (4)          --
  Monthly Expense Charge...............           (3)           (1)          --           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
      Additions (reductions) for policy
        owners' transactions...........          134           156           24           (2)          18            1
                                         -----------   -----------   ----------   ----------   ----------   ----------
      Net additions (reductions) for
        the year/period................          324           173           24           (3)          18            1
Policy Owners' Equity, beginning of the
  year/period..........................          197            24           --           19            1           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period..........................  $       521   $       197   $       24   $       16   $       19   $        1
                                         ===========   ===========   ==========   ==========   ==========   ==========
Units Outstanding, beginning of the
  year.................................   15,578.182     2,468.532           --    1,753.632      105.555           --
Units Outstanding, end of the year.....   25,028.565    15,578.182    2,468.532    1,446.569    1,753.632      105.555
Net Asset Value per Unit:..............  $ 20.853866   $ 12.681124   $ 9.836310   $10.862584   $10.704404   $10.254171

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                    NEUBERGER BERMAN                        NEUBERGER BERMAN
                                               ADVISERS MANAGEMENT TRUST               ADVISERS MANAGEMENT TRUST
                                                   PARTNERS PORTFOLIO                SOCIALLY RESPONSIVE PORTFOLIO
                                         --------------------------------------   ------------------------------------
                                            1999          1998          1997         1999         1998         1997
                                         -----------   -----------   ----------   ----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income...........  $         3   $        --   $       --   $       --   $       --   $       --
  Reinvested capital gains.............            5             1           --           --           --           --
  Administrative expenses..............           (2)           (1)          --           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
      Net investment income (loss) and
        capital gains..................            6            --           --           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares.........           11            (1)          --           --           --           --
  Increase (decrease) in unrealized
    appreciation of investments........           --            17           --           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
    Net realized and unrealized gains
      (losses).........................           11            16           --           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
    Additions (reductions) from
      operations.......................           17            16           --           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments.................          145           258            1           --           --           --
  Surrenders...........................           (1)           --           --           --           --           --
  Transfers between funds and/or fixed
    acct...............................          (74)            1           --           --           --           --
  Policy loans.........................           --            --           --           --           --           --
  Loan collateral interest crediting...           --            --           --           --           --           --
  Death benefits.......................           --            --           --           --           --           --
  Cost of insurance charges............          (22)          (10)          --           --           --           --
  Monthly Expense Charge...............           (2)           (1)          --           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
      Additions (reductions) for policy
        owners' transactions...........           46           248            1           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
      Net additions (reductions) for
        the year/period................           63           264            1           --           --           --
Policy Owners' Equity, beginning of the
  year/period..........................          265             1           --           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period..........................  $       328   $       265   $        1   $       --   $       --   $       --
                                         ===========   ===========   ==========   ==========   ==========   ==========
Units Outstanding, beginning of the
  year.................................   24,509.783        55.116           --           --           --           --
Units Outstanding, end of the year.....   28,491.605    24,509.783       55.116        2.542           --           --
Net Asset Value per Unit:..............  $ 11.553436   $ 10.760407   $10.325813   $10.754901   $       --   $       --

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                NORTHSTAR GALAXY TRUST                 NORTHSTAR GALAXY TRUST
                                              EMERGING GROWTH PORTFOLIO               GROWTH + VALUE PORTFOLIO
                                         ------------------------------------   ------------------------------------
                                            1999         1998         1997         1999         1998         1997
                                         ----------   ----------   ----------   ----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income...........  $       --   $       --   $       --   $       --   $       --   $       --
  Reinvested capital gains.............          24            1           --           37           --           --
  Administrative expenses..............          --           --           --           (1)          --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
      Net investment income (loss) and
        capital gains..................          24            1           --           36           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares.........           5           --           --           17           --           --
  Increase (decrease) in unrealized
    appreciation of investments........          35            1           --           14            7           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
    Net realized and unrealized gains
      (losses).........................          40            1           --           31            7           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
    Additions (reductions) from
      operations.......................          64            2           --           67            7           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments.................          17           13            1           50           38           11
  Surrenders...........................          --           --           --           --           --           --
  Transfers between funds and/or fixed
    acct...............................          87           --           --           54           (4)          --
  Policy loans.........................          --           --           --           --           --           --
  Loan collateral interest crediting...          --           --           --           --           --           --
  Death benefits.......................          --           --           --           --           --           --
  Cost of insurance charges............          (3)          (1)          --           (8)          (5)          --
  Monthly Expense Charge...............          --            0           --           (1)          --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
      Additions (reductions) for policy
        owners' transactions...........         101           12            1           95           29           11
                                         ----------   ----------   ----------   ----------   ----------   ----------
      Net additions (reductions) for
        the year/period................         165           14            1          162           36           11
Policy Owners' Equity, beginning of the
  year/period..........................          15            1           --           47           11           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period..........................  $      180   $       15   $        1   $      209   $       47   $       11
                                         ==========   ==========   ==========   ==========   ==========   ==========
Units Outstanding, beginning of the
  year.................................     804.528       49.892           --    3,924.431    1,076.181           --
Units Outstanding, end of the year.....   3,929.860      804.528       49.892    8,872.444    3,924.431    1,076.181
Net Asset Value per Unit:..............  $45.340005   $18.810805   $16.036372   $23.706151   $12.158465   $10.189337

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                NORTHSTAR GALAXY TRUST                 NORTHSTAR GALAXY TRUST
                                            INTERNATIONAL VALUE PORTFOLIO        RESEARCH ENHANCED INDEX PORTFOLIO
                                         ------------------------------------   ------------------------------------
                                            1999         1998         1997         1999         1998         1997
                                         ----------   ----------   ----------   ----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income...........  $        1   $        1   $       --   $       --   $       --   $       --
  Reinvested capital gains.............           7            2           --           --           --           --
  Administrative expenses..............          --           --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
      Net investment income (loss) and
        capital gains..................           8            3           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares.........          10           --           --           (1)          --           --
  Increase (decrease) in unrealized
    appreciation of investments........           5            1           --            1           (1)          --
                                         ----------   ----------   ----------   ----------   ----------   ----------
    Net realized and unrealized gains
      (losses).........................          15            1           --           --           (1)          --
                                         ----------   ----------   ----------   ----------   ----------   ----------
    Additions (reductions) from
      operations.......................          23            4           --           --           (1)          --
                                         ----------   ----------   ----------   ----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments.................          36           46            9            6            7            1
  Surrenders...........................          --           --           --           --           --           --
  Transfers between funds and/or fixed
    acct...............................         (30)           1           --           (7)          --           --
  Policy loans.........................          --           --           --           --           --           --
  Loan collateral interest crediting...          --           --           --           --           --           --
  Death benefits.......................          --           --           --           --           --           --
  Cost of insurance charges............          (8)          (7)          (1)          (1)          (1)          --
  Monthly Expense Charge...............          --           --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
      Additions (reductions) for policy
        owners' transactions...........          (2)          40            8           (2)           6            1
                                         ----------   ----------   ----------   ----------   ----------   ----------
      Net additions (reductions) for
        the year/period................          21           44            8           (2)           5            1
Policy Owners' Equity, beginning of the
  year/period..........................          52            8           --            6            1           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period..........................  $       73   $       52   $        8   $        4   $        6   $        1
                                         ==========   ==========   ==========   ==========   ==========   ==========
Units Outstanding, beginning of the
  year.................................   4,281.249      823.667           --      443.781       29.810           --
Units Outstanding, end of the year.....   4,017.898    4,281.249      823.667      278.069      443.781       29.810
Net Asset Value per Unit:..............  $17.787065   $11.844211   $10.129526   $15.298625   $14.457253   $14.264010

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                NORTHSTAR GALAXY TRUST                 OCC ACCUMULATION TRUST
                                              HIGH YIELD BOND PORTFOLIO                   EQUITY PORTFOLIO
                                         ------------------------------------   ------------------------------------
                                            1999         1998         1997         1999         1998         1997
                                         ----------   ----------   ----------   ----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income...........  $        1   $        1   $       --   $       --   $       --   $       --
  Reinvested capital gains.............          --           --           --           --           --           --
  Administrative expenses..............          --           --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
      Net investment income (loss) and
        capital gains..................           1            1           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares.........          (1)          --           --           --           --           --
  Increase (decrease) in unrealized
    appreciation of investments........           1           (1)          --           (1)           1           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
    Net realized and unrealized gains
      (losses).........................          --           (1)          --           (1)           1           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
    Additions (reductions) from
      operations.......................           1           --           --           (1)           1           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments.................           7           12           --            6            1            3
  Surrenders...........................          --           --           --           --           --           --
  Transfers between funds and/or fixed
    acct...............................          (9)          (2)          --           --           --           --
  Policy loans.........................          --           --           --           --           --           --
  Loan collateral interest crediting...          --           --           --           --           --           --
  Death benefits.......................          --           --           --           --           --           --
  Cost of insurance charges............          (1)          --           --           (1)          (1)          --
  Monthly Expense Charge...............          --           --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
      Additions (reductions) for policy
        owners' transactions...........          (3)          10           --            5           --            3
                                         ----------   ----------   ----------   ----------   ----------   ----------
      Net additions (reductions) for
        the year/period................          (2)          10           --            4            1            3
Policy Owners' Equity, beginning of the
  year/period..........................          10           --           --            4            3           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period..........................  $        8   $       10   $       --   $        8   $        4   $        3
                                         ==========   ==========   ==========   ==========   ==========   ==========
Units Outstanding, beginning of the
  year.................................     858.616       13.072           --      304.805      265.451           --
Units Outstanding, end of the year.....     586.534      858.616       13.072      667.165      304.805      265.451
Net Asset Value per Unit:..............  $10.130924   $10.468149   $10.406855   $12.334780   $12.029100   $10.753858

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                OCC ACCUMULATION TRUST                 OCC ACCUMULATION TRUST
                                                GLOBAL EQUITY PORTFOLIO                  MANAGED PORTFOLIO
                                          -----------------------------------   ------------------------------------
                                             1999         1998        1997         1999         1998         1997
                                          ----------   ----------   ---------   ----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income............  $        1   $       --   $      --   $        1   $       --   $       --
  Reinvested capital gains..............          11            1          --            2            1           --
  Administrative expenses...............          (1)          --          --           --           --           --
                                          ----------   ----------   ---------   ----------   ----------   ----------
      Net investment income (loss) and
        capital gains...................          11            1          --            3            1           --
                                          ----------   ----------   ---------   ----------   ----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares..........           4           --          --            1            1           --
  Increase (decrease) in unrealized
    appreciation of investments.........          (2)          (1)         --           (1)           1           --
                                          ----------   ----------   ---------   ----------   ----------   ----------
    Net realized and unrealized gains
      (losses)..........................           2           (1)         --           --            2           --
                                          ----------   ----------   ---------   ----------   ----------   ----------
    Additions (reductions) from
      operations........................          13           --          --            3            3           --
                                          ----------   ----------   ---------   ----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments..................          41           29           5           32           38           13
  Surrenders............................          --           --          --           --           --           --
  Transfers between funds and/or fixed
    acct................................          (4)          --          --          (45)          --           --
  Policy loans..........................          --           --          --           --           --           --
  Loan collateral interest crediting....          --           --          --           --           --           --
  Death benefits........................          --           --          --           --           --           --
  Cost of insurance charges.............          (4)          (1)         --           (5)          (6)          (1)
  Monthly Expense Charge................          --           --          --           (1)          (1)          --
                                          ----------   ----------   ---------   ----------   ----------   ----------
      Additions (reductions) for policy
        owners' transactions............          33           28           5          (19)          31           12
                                          ----------   ----------   ---------   ----------   ----------   ----------
      Net additions (reductions) for the
        year/period.....................          46           28           5          (16)          34           12
Policy Owners' Equity, beginning of the
  year/period...........................          33            5          --           46           12           --
                                          ----------   ----------   ---------   ----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period...........................  $       79   $       33   $       5   $       30   $       46   $       12
                                          ==========   ==========   =========   ==========   ==========   ==========
Units Outstanding, beginning of the
  year..................................   3,071.262      473.059          --    4,201.605    1,233.680           --
Units Outstanding, end of the year......   5,663.042    3,071.262     473.059    2,533.542    4,201.605    1,233.680
Net Asset Value per Unit:...............  $13.643299   $10.782965   $9.518205   $11.444770   $10.900163   $10.175476

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                                                              PUTNAM VT
                                                 OCC ACCUMULATION TRUST                DIVERSIFIED INCOME FUND
                                                  SMALL CAP PORTFOLIO                      CLASS IA SHARES
                                          ------------------------------------   ------------------------------------
                                             1999         1998         1997         1999         1998         1997
                                          ----------   ----------   ----------   ----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income............  $       --   $       --   $       --   $        2   $       --   $       --
  Reinvested capital gains..............          --           --           --           --           --           --
  Administrative expenses...............          --           --           --           --           --           --
                                          ----------   ----------   ----------   ----------   ----------   ----------
      Net investment income (loss) and
        capital gains...................          --           --           --            2           --           --
                                          ----------   ----------   ----------   ----------   ----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares..........          (4)          --           --           (1)          --           --
  Increase (decrease) in unrealized
    appreciation of investments.........           1           (2)          --           (1)          (1)          --
                                          ----------   ----------   ----------   ----------   ----------   ----------
    Net realized and unrealized gains
      (losses)..........................          (3)          (2)          --           (2)          (1)          --
                                          ----------   ----------   ----------   ----------   ----------   ----------
    Additions (reductions) from
      operations........................          (3)          (2)          --           --           (1)          --
                                          ----------   ----------   ----------   ----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments..................          43           42           11            9           25           --
  Surrenders............................          --           --           --           --           --           --
  Transfers between funds and/or fixed
    acct................................         (47)          --           --           (2)          --           --
  Policy loans..........................          --           --           --           --           --           --
  Loan collateral interest crediting....          --           --           --           --           --           --
  Death benefits........................          --           --           --           --           --           --
  Cost of insurance charges.............          (6)          (5)          --           (2)          (2)          --
  Monthly Expense Charge................          --           --           --           --           --           --
                                          ----------   ----------   ----------   ----------   ----------   ----------
      Additions (reductions) for policy
        owners' transactions............         (10)          37           11            5           23           --
                                          ----------   ----------   ----------   ----------   ----------   ----------
      Net additions (reductions) for the
        year/period.....................         (13)          35           11            5           22           --
Policy Owners' Equity, beginning of the
  year/period...........................          46           11           --           22           --           --
                                          ----------   ----------   ----------   ----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period...........................  $       33   $       46   $       11   $       27   $       22   $       --
                                          ==========   ==========   ==========   ==========   ==========   ==========
Units Outstanding, beginning of the
  year..................................   4,950.484    4,950.484           --    1,802.260       16.242           --
Units Outstanding, end of the year......   3,565.027    4,950.484    1,063.874    2,129.016    1,802.260       16.242
Net Asset Value per Unit:...............  $ 9.156366   $ 9.327299   $10.252721   $13.339586   $13.108403   $13.290543

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                       PUTNAM VT                              PUTNAM VT
                                                GROWTH AND INCOME FUND                  NEW OPPORTUNITIES FUND
                                                    CLASS IA SHARES                        CLASS IA SHARES
                                         -------------------------------------   ------------------------------------
                                            1999          1998         1997         1999         1998         1997
                                         -----------   ----------   ----------   ----------   ----------   ----------
Net investment income (loss):
  Reinvested dividend income...........  $         3   $       --   $       --   $       --   $       --   $       --
  Reinvested capital gains.............           14            1           --           --           --           --
  Administrative expenses..............           (2)          (1)          --           --           --           --
                                         -----------   ----------   ----------   ----------   ----------   ----------
      Net investment income (loss) and
        capital gains..................           15           --           --           --           --           --
                                         -----------   ----------   ----------   ----------   ----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on
    redemptions of fund shares.........           --           (1)          --           --           --           --
  Increase (decrease) in unrealized
    appreciation of investments........          (18)          10           --            3           --           --
                                         -----------   ----------   ----------   ----------   ----------   ----------
    Net realized and unrealized gains
      (losses).........................          (18)           9           --            3           --           --
                                         -----------   ----------   ----------   ----------   ----------   ----------
    Additions (reductions) from
      operations.......................           (3)           9           --            3           --           --
                                         -----------   ----------   ----------   ----------   ----------   ----------
Policy Owners' transactions:
  Net premium payments.................          141          104            3           14           --           --
  Surrenders...........................           (1)          --           --           --           --           --
  Transfers between funds and/or fixed
    acct...............................           (8)          52           --            1           --           --
  Policy loans.........................           --           --           --           --           --           --
  Loan collateral interest crediting...           --           --           --           --           --           --
  Death benefits.......................           --           --           --           --           --           --
  Cost of insurance charges............          (19)          (9)          --           (3)          --           --
  Monthly Expense Charge...............           (2)          (1)          --           --           --           --
                                         -----------   ----------   ----------   ----------   ----------   ----------
      Additions (reductions) for policy
        owners' transactions...........          111          146            3           12           --           --
                                         -----------   ----------   ----------   ----------   ----------   ----------
      Net additions (reductions) for
        the year/period................          108          155            3           15           --           --
Policy Owners' Equity, beginning of the
  year/period..........................          158            3           --           --           --           --
                                         -----------   ----------   ----------   ----------   ----------   ----------
Policy Owners' Equity, end of the
  year/period..........................  $       266   $      158   $        3   $       15   $       --   $       --
                                         ===========   ==========   ==========   ==========   ==========   ==========
Units Outstanding, beginning of the
  year.................................    6,624.776      161.028           --           --           --           --
Units Outstanding, end of the year.....   11,011.914    6,624.776      161.028      414.168           --           --
Net Asset Value per Unit:..............  $ 24.291674   $23.912286   $20.717931   $38.550963   $23.912286

    The accompanying notes are an integral part of the financial statements.

           RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
                               SEPARATE ACCOUNT I
    STATEMENTS OF OPERATIONS AND CHANGES IN POLICY OWNERS' EQUITY, continued
               For the years ended December 31, 1999 and 1998 and the period from August 8, 1997 (date of inception) to December 31, 1997
                                 (In Thousands)

                                                                            PUTNAM VT
                                                                           VOYAGER FUND
                                                                         CLASS IA SHARES
                                                              --------------------------------------
                                                                 1999          1998          1997
                                                              -----------   -----------   ----------
Net investment income (loss):
  Reinvested dividend income................................  $        --   $        --   $       --
  Reinvested capital gains..................................           37             1           --
  Administrative expenses...................................           (3)           --           --
                                                              -----------   -----------   ----------
      Net investment income (loss) and capital gains........           34             1           --
                                                              -----------   -----------   ----------
Realized and unrealized gains (losses):
  Net realized gains (losses) on redemptions of fund
    shares..................................................            7           (11)          --
  Increase (decrease) in unrealized appreciation of
    investments.............................................          239            49           --
                                                              -----------   -----------   ----------
    Net realized and unrealized gains (losses)..............          246            38           --
                                                              -----------   -----------   ----------
    Additions (reductions) from operations..................          280            39           --
                                                              -----------   -----------   ----------
Policy Owners' transactions:
  Net premium payments......................................          227           256            9
  Surrenders................................................           (1)           --           --
  Transfers between funds and/or fixed acct.................            4            75           --
  Policy loans..............................................           --            --           --
  Loan collateral interest crediting........................           --            --           --
  Death benefits............................................           --            --           --
  Cost of insurance charges.................................          (35)          (14)          --
  Monthly Expense Charge....................................           (4)           (2)          --
                                                              -----------   -----------   ----------
      Additions (reductions) for policy owners'
        transactions........................................          191           315            9
                                                              -----------   -----------   ----------
      Net additions (reductions) for the year/period........          471           354            9
Policy Owners' Equity, beginning of the year/period.........          363             9           --
                                                              -----------   -----------   ----------
Policy Owners' Equity, end of the year/period...............  $       834   $       363   $        9
                                                              ===========   ===========   ==========
Units Outstanding, beginning of the year....................   14,239.896       431.004           --
Units Outstanding, end of the year..........................   20,705.425    14,239.896      431.004
Net Asset Value per Unit:...................................  $ 40.259562   $ 25.445248   $20.460670

    The accompanying notes are an integral part of the financial statements.

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:
ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Separate Account I") was established by ReliaStar Life Insurance Company of New York ("ReliaStar Life of New York"), previously ReliaStar Bankers Security Life Insurance Society, in 1986 under the New York insurance laws. Separate Account I operates as a unit investment trust under the Investment Company Act of 1940 and is used to fund certain benefits for variable life insurance policies issued by ReliaStar Life of New York. The assets of Separate Account I and its sub-accounts are the property of ReliaStar Life of New York. The portion of Separate Account I assets applicable to the variable life policies will not be charged with liabilities arising out of any other business ReliaStar Life of New York may conduct. The net assets maintained in the sub-accounts provide the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under the state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in ReliaStar Life of New York's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Payments received under the policies are allocated to sub-accounts of the account, each of which invested in one of the following funds during the year:

   THE ALGER AMERICAN FUND                  FIDELITY'S VIP                              FIDELITY'S VIP II
   -----------------------                  --------------                              -----------------
Growth Portfolio                VIP Equity-Income Portfolio -- IC       VIP II Contrafund Portfolio -- IC Shares
                                Shares
Mid Cap Growth Portfolio        VIP Growth Portfolio -- IC Shares       VIP II Index 500 Portfolio -- IC Shares
Small Capitalization Portfolio  VIP High Income Portfolio -- IC Shares  VIP II Investment Grade Bond Portfolio -- IC
                                                                        Shares
                                VIP Money Market Portfolio -- IC
                                Shares

JANUS ASPEN SERIES              NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST      NORTHSTAR GALAXY TRUST
------------------              ------------------------------------------      ----------------------
Aggressive Growth Portfolio     AMT Limited Maturity Bond Portfolio             Emerging Growth Portfolio
Growth Portfolio                AMT Partners Portfolio                          Growth + Value Portfolio
International Growth Portfolio  AMT Socially Responsive Portfolio               International Value Portfolio
Worldwide Growth Portfolio                                                      Research Enhanced Index Portfolio
                                                                                High Yield Bond Portfolio

       OCC ACCUMULATION TRUST                             PUTNAM VARIABLE TRUST
       ----------------------                             ---------------------
Equity Portfolio                       Putnam VT Diversified Income Fund  --  Class IA Shares
Global Equity Portfolio                Putnam VT Growth and Income Fund  --  Class IA Shares
Managed Portfolio                      Putnam VT New Opportunities Fund  --  Class IA Shares
Small Capitalization Portfolio         Putnam VT Voyager Fund  --  Class IA Shares

Fred Alger Management, Inc. is the investment adviser for the three portfolios of The Alger American Fund and is paid fees for its services by The Alger American Fund Portfolios. Fidelity Management & Research Company is the investment adviser for Fidelity's Variable Insurance Products Fund (VIP) and Variable Insurance Products Fund II (VIP II) and is paid for its services by the VIP and VIP II Portfolios. Janus Capital Corporation is the investment adviser for the four portfolios of Janus Aspen Series and is paid fees for its services by the Janus Aspen Series Portfolios. Neuberger Berman Management Inc. is the investment manager for the three portfolios of the Neuberger Berman Advisers Management Trust and is paid fees for its services by the Neuberger Berman Advisers Management Trust Portfolios. Pilgrim Advisors, Inc., an affiliate of ReliaStar Life Insurance Company of New York, is the investment adviser for the five Northstar Galaxy Trust Portfolios and is paid fees for its services by the Galaxy Trust portfolios. OpCap Advisors is the investment adviser for the four portfolios of the OCC Accumulation Trust and is paid fees for its services by the OCC Accumulation Trust Funds.

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

1. ORGANIZATION: -- (Continued)
Putnam Investment Management, Inc. is the investment adviser for Putnam Variable Trust and is paid fees for its services by Putnam Variable Trust. The related Funds' prospectuses contain further information.

Fidelity VIP II Contrafund Portfolio is a registered trademark to FMMR Corporation.

On August 8, 1997, Sub-Accounts investing in The Alger American Fund, Fidelity VIP and VIP II, Janus Aspen Series, Neuberger Berman Advisers Management Trust, Northstar Galaxy Trust and OCC Accumulation Trust were made available to ReliaStarLife of New York policies.

On July 29, 1998, Northstar Variable Trust Portfolio's changed its name to Northstar Galaxy Trust Portfolios (GT). Also on July 29, 1998, the Northstar Variable Trust Growth Portfolio changed its name to Northstar Galaxy Trust Growth + Value Portfolio.

On November 9, 1998, Northstar Galaxy Trust Income and Growth Portfolio changed its name to Northstar Galaxy Trust Emerging Growth Portfolio.

On April 30, 1999, sub-accounts investing in Neuberger Berman Advisers Management Trust Socially Responsive Portfolio and Putnam VT New Opportunities Fund were made available to purchasers of ReliaStar Life of New York's Separate Account I contracts. Also on April 30, 1999, Northstar Galaxy Trust Multi-Sector Bond Portfolio changed its name to Northstar Galaxy Trust Research Enhanced Index Portfolio and sub-accounts investing in the Putnam VT Diversified Income Fund were closed to new premium and transfers.

On November 1, 1999, Northstar Investment Management Corporation changed its name to Pilgrim Advisors, Inc. Substantially the same personnel are performing the investment advisory services on behalf of Pilgrim Advisors, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES:
SECURITIES VALUATION TRANSACTIONS AND RELATED INVESTMENT INCOME:
The market value of investments in the sub-accounts is based on the closing net asset values of the fund shares held at the end of the year. Investment transactions are accounted for on the trade date (date the order to purchase or redeem is executed) and dividend income and capital gain distributions are recorded on the exdividend date. Net realized gains and losses on redemptions of shares of the funds are determined on the basis of specific identification of fund share costs.

3. FEDERAL INCOME TAXES:
ReliaStar Life of New York is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Since the Separate Account I is not a separate entity from ReliaStar Life of New York, and its operations form a part of ReliaStar Life of New York, it is not taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Under existing Federal income tax law, investment income of the Separate Account I, to the extent that it is applied to increase reserves under a contract, is not taxed and may be compounded through reinvestment without additional tax to ReliaStar Life of New York.

4. POLICY CHARGES:
Certain charges are made by ReliaStar Life of New York to policy owners' Variable Accumulation Values in the Account in accordance with the terms of the policies. These charges are set forth in the policies and may include: cost of insurance; a monthly expense charge; death benefit guarantee charge; optional insurance benefit charges; surrender charges and sales charge refunds.

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. INVESTMENTS:
For the year ended December 31, 1999, investment activity in the funds was as follows (in thousands):

                                                                 COST OF      PROCEEDS
                                                                PURCHASES    FROM SALES
                                                                ---------    ----------
INVESTING FUND
------------------------------------------------------------
THE ALGER AMERICAN FUND:
  Alger American Growth Portfolio...........................     $  411        $   77
  Alger American MidCap Growth Portfolio....................         37             9
  Alger American Small Capitalization Portfolio.............         96            38
FIDELITY'S VIP:
  VIP Equity-Income Portfolio -- IC Shares..................        290           148
  VIP Growth Portfolio -- IC Shares.........................        256           138
  VIP High Income Portfolio -- IC Shares....................         64            22
  VIP Money Market Portfolio -- IC Shares...................        804           241
FIDELITY'S VIP II:
  VIP II Contrafund Portfolio -- IC Shares..................        309            91
  VIP II Index 500 Portfolio -- IC Shares...................        580            98
  VIP II Investment Grade Bond Portfolio -- IC Shares.......         55            23
JANUS ASPEN SERIES:
  Aggressive Growth Portfolio...............................        265           101
  Growth Portfolio..........................................        227           101
  International Growth Portfolio............................         39            13
  Worldwide Growth Portfolio................................        326           192
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST:
  AMT Limited Maturity Bond Portfolio.......................         84            86
  AMT Partners Portfolio....................................        188           134
  AMT Socially Responsive Portfolio.........................         --            --
NORTHSTAR GALAXY TRUST:
  Northstar Emerging Growth Portfolio.......................        140            16
  Northstar Growth + Value Portfolio........................        189            57
  Northstar International Value Portfolio...................        103            98
  Northstar Research Enhanced Index Portfolio...............          6             8
  Northstar High Yield Bond Portfolio.......................          7            10
OCC ACCUMULATION TRUST:
  Equity Portfolio..........................................          5            --
  Global Equity Portfolio...................................         72            30
  Managed Portfolio.........................................         76            93
  Small Cap Portfolio.......................................         77            87
PUTNAM VARIABLE TRUST:
  Putnam VT Diversified Income Fund -- Class IA Shares......         13             6
  Putnam VT Growth and Income Fund -- Class IA Shares.......        175            47
  Putnam VT New Opportunities Fund -- Class IA Shares.......         14             1
  Putnam VT Voyager Fund -- Class IA Shares.................        320            95
                                                                 ------        ------
  Total.....................................................     $5,228        $2,060
                                                                 ======        ======

INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholder
ReliaStar Life Insurance Company of New York
(A Wholly Owned Subsidiary of Security-Connecticut Life Insurance Company) Woodbury, New York

We have audited the accompanying balance sheets of ReliaStar Life Insurance Company of New York (the Company) as of December 31, 1999 and 1998, and the related statements of income, shareholder's equity and comprehensive income, and cash flows for each of the two years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ReliaStar Life Insurance Company of New York as of December 31, 1999 and 1998 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP


Minneapolis, Minnesota
February 1, 2000

BALANCE SHEETS
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF SECURITY-CONNECTICUT LIFE INSURANCE COMPANY)

                 DECEMBER 31 (IN MILLIONS)                      1999        1998
----------------------------------------------------------------------------------

ASSETS
Fixed Maturity Securities (Amortized Cost: 1999, $1,489.6;
  1998, $1,503.9)                                             $1,473.0    $1,585.6
Equity Securities (Cost: 1999, $5.3; 1998, $5.5)                   5.5         5.7
Mortgage Loans on Real Estate                                    318.2       288.9
Real Estate                                                         .6         2.8
Policy Loans                                                      83.8        81.6
Other Invested Assets                                              5.3         8.0
Short-Term Investments                                            14.4        35.9
----------------------------------------------------------------------------------
TOTAL INVESTMENTS                                              1,900.8     2,008.5
Cash                                                                .9          --
Accounts and Notes Receivable                                     10.1         7.8
Reinsurance Receivable                                            50.1        43.2
Deferred Policy Acquisition Costs                                141.7       134.4
Present Value of Future Profits                                   79.4        68.2
Property and Equipment, Net                                        1.1         1.7
Accrued Investment Income                                         26.7        26.4
Goodwill                                                          33.7        34.6
Other Assets                                                        --         5.3
Assets Held in Separate Accounts                                 687.5       529.3
----------------------------------------------------------------------------------
TOTAL ASSETS                                                  $2,932.0    $2,859.4
----------------------------------------------------------------------------------
LIABILITIES
Future Policy and Contract Benefits                           $1,672.8    $1,736.3
Pending Policy Claims                                             26.4        27.7
Other Policyholder Funds                                          36.0        17.6
Income Taxes                                                      10.8        33.4
Other Liabilities                                                 59.4        56.3
Liabilities Related to Separate Accounts                         685.0       526.8
----------------------------------------------------------------------------------
TOTAL LIABILITIES                                              2,490.4     2,398.1
----------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY
Common Stock (Shares Issued: 1.4)                                  2.8         2.8
Additional Paid-In Capital                                       235.2       235.2
Retained Earnings                                                213.0       181.2
Accumulated Other Comprehensive Income (Loss)                     (9.4)       42.1
----------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY                                       441.6       461.3
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                    $2,932.0    $2,859.4
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF INCOME
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF SECURITY-CONNECTICUT LIFE INSURANCE COMPANY)

YEAR ENDED DECEMBER 31 (IN MILLIONS)                           1999      1998
------------------------------------------------------------------------------
REVENUES
Premiums                                                      $ 42.8    $ 41.7
Net Investment Income                                          149.7     157.0
Realized Investment Gains (Losses), Net                          (.3)      4.9
Policy and Contract Charges                                    100.7      95.5
Other Income                                                     3.8       3.5
------------------------------------------------------------------------------
TOTAL                                                          296.7     302.6
------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Benefits to Policyholders                                      156.2     166.9
Sales and Operating Expenses                                    47.7      54.5
Amortization of Deferred Policy Acquisition Costs and
  Present Value
  of Future Profits                                             30.1      37.7
Dividends and Experience Refunds to Policyholders                 .9       2.4
------------------------------------------------------------------------------
TOTAL                                                          234.9     261.5
------------------------------------------------------------------------------
Income Before Income Taxes                                      61.8      41.1
Income Tax Expense                                              22.0      14.7
------------------------------------------------------------------------------
NET INCOME                                                    $ 39.8    $ 26.4
------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF SECURITY-CONNECTICUT LIFE INSURANCE COMPANY)

                                                                                    COMPREHENSIVE
                                                           SHAREHOLDER'S EQUITY        INCOME
                                                           --------------------    ---------------
          YEAR ENDED DECEMBER 31 (IN MILLIONS)               1999        1998       1999     1998
--------------------------------------------------------------------------------------------------
COMMON STOCK
Beginning and End of Year                                   $  2.8      $  2.8
-------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
Beginning and End of Year                                    235.2       235.2
-------------------------------------------------------------------------------
RETAINED EARNINGS
Beginning of Year                                            181.2       154.8
Net Income                                                    39.8        26.4     $ 39.8    $26.4
Dividends to Shareholder                                      (8.0)         --
-------------------------------------------------------------------------------
  End of Year                                                213.0       181.2
-------------------------------------------------------------------------------
ACCUMULATED OTHER COMPREHENSIVE INCOME
Beginning of Year                                             42.1        40.1
Change for the Year                                          (51.5)        2.0      (51.5)     2.0
-------------------------------------------------------------------------------
  End of Year                                                 (9.4)       42.1
--------------------------------------------------------------------------------------------------
COMPREHENSIVE INCOME (LOSS)                                                        $(11.7)   $28.4
--------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY                                  $441.6      $461.3
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF SECURITY-CONNECTICUT LIFE INSURANCE COMPANY)

YEAR ENDED DECEMBER 31 (IN MILLIONS)                           1999       1998
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net Income                                                    $  39.8    $  26.4
Adjustments to Reconcile Net Income to Net Cash Provided by
  Operating Activities
  Interest Credited to Insurance Contracts                       70.0       74.1
  Future Policy Benefits                                       (117.8)    (115.7)
  Capitalization of Policy Acquisition Costs                    (29.2)     (29.0)
  Amortization of Deferred Policy Acquisition Costs and
     Present Value of Future Profits                             30.1       37.7
  Deferred Income Taxes                                           3.4       (2.3)
  Net Change in Receivables and Payables                         12.2       25.6
  Other Assets                                                    8.5       (1.1)
  Realized Investment (Gains) Losses, Net                          .3       (4.9)
  Other                                                          (2.4)      (5.3)
--------------------------------------------------------------------------------
     Net Cash Provided by Operating Activities                   14.9        5.5
--------------------------------------------------------------------------------

INVESTING ACTIVITIES
Proceeds from Sales of Fixed Maturity Securities                137.8       71.9
Proceeds from Maturities or Repayment of Fixed Maturity
  Securities                                                    188.7      173.0
Cost of Fixed Maturity Securities Acquired                     (311.0)    (182.5)
Sales (Purchases) of Equity Securities, Net                        --       (3.0)
Proceeds of Mortgage Loans Sold, Matured or Repaid               43.2       64.3
Cost of Mortgage Loans Acquired                                 (72.6)     (62.8)
Sales (Purchases) of Real Estate, Net                             2.8       (1.4)
Policy Loans Issued, Net                                         (2.2)       (.9)
Sales of Other Invested Assets, Net                               2.7        2.4
Sales (Purchases) of Short-Term Investments, Net                 21.5      (30.7)
--------------------------------------------------------------------------------
     Net Cash Provided by Investing Activities                   10.9       30.3
--------------------------------------------------------------------------------
FINANCING ACTIVITIES
Deposits to Insurance Contracts                                 146.9      144.0
Maturities and Withdrawals from Insurance Contracts            (163.8)    (182.3)
Dividends to Shareholder                                         (8.0)        --
--------------------------------------------------------------------------------
     Net Cash Used in Financing Activities                      (24.9)     (38.3)
--------------------------------------------------------------------------------
Increase (Decrease) in Cash                                        .9       (2.5)
Cash at Beginning of Year                                          --        2.5
--------------------------------------------------------------------------------
Cash at End of Year                                           $    .9    $    --
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF SECURITY-CONNECTICUT LIFE INSURANCE COMPANY)

NOTE 1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS
ReliaStar Life Insurance Company of New York (the Company) is principally engaged in the business of providing life insurance and related financial services products. The Company provides and distributes individual life insurance and annuities; employee benefit products and services; retirement plans and life and health reinsurance. The Company operates primarily in the United States and is authorized to conduct business in all 50 states.

BASIS OF PRESENTATION
The Company is a wholly-owned subsidiary of Security-Connecticut Life Insurance Company (Security-Connecticut) which is a wholly-owned subsidiary of ReliaStar Life Insurance Company (ReliaStar Life) whose parent is ReliaStar Financial Corp. (ReliaStar). Effective January 1, 1998, Lincoln Security Life Insurance Company (Lincoln Security), an affiliate, merged with and into the Company pursuant to a statutory merger.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

During 1998, the Company updated certain assumptions affecting deferred policy acquisition costs and present value of future profits for interest sensitive products. The change in assumptions reduced the deferred policy acquisition costs and present value of future profit balances by approximately $3 million in 1998.

During 1998, ReliaStar approved a plan to consolidate its five individual life insurance and annuity service center operations into one new center. This consolidation is expected to be substantially complete by the end of the year 2000 and affects approximately 60 positions at the Company's current service center operation. Estimated costs of $4.3 million (pre-tax) were recorded by the Company primarily for employee-related termination and non-cancelable lease contracts costs associated with vacated facilities. The remaining liability as of December 31, 1999, was $4.1 million and reflects payments of $.2 million made during 1999.

INVESTMENTS
Fixed maturity securities (bonds and redeemable preferred stocks) are classified as available-for-sale and are carried at fair value.

Equity securities (common stocks and nonredeemable preferred stocks) are carried at fair value.

Mortgage loans on real estate are carried at amortized cost less an impairment allowance for estimated uncollectible amounts.

Real estate acquired through foreclosure is carried at the lower of fair value less estimated costs to sell or cost.

Short-term investments are carried at amortized cost, which approximates fair value.

Unrealized investment gains and losses on equity securities and fixed maturity securities, net of related deferred policy acquisition costs (DAC), present value of future profits (PVFP) and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income (loss) component of shareholder's equity.

Realized investment gains and losses enter into the determination of net income. Realized investment gains and losses on sales of securities are determined on the specific identification method. Write-offs of investments that decline in value below cost on other than a temporary basis and the change in the allowance for mortgage loans and wholly owned real estate are included with realized investment gains and losses in the Statements of Income.

The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company periodically reviews all invested assets (including marketable bonds, private placements, mortgage loans and real estate investments) to identify investments where the Company has credit concerns. Investments with credit concerns include those the Company has identified as problem investments, which are issues delinquent in a required payment of principal or interest, issues in bankruptcy or foreclosure and restructured or foreclosed assets. The Company also identifies investments as potential problem investments, which are investments where the Company has serious doubts as to the ability of the borrowers to comply with the present loan repayment terms.

INTEREST RATE SWAP AGREEMENTS
Interest rate swap agreements are used as hedges for asset/liability management of adjustable rate and short-term invested assets. The Company does not enter into any interest rate swap agreements for trading purposes. The interest rate swap transactions involve the exchange of fixed and floating rate interest payments without the exchange of underlying principal amounts and do not contain other optional provisions. The Company utilizes the settlement method of accounting for its interest rate swap agreements whereby the difference between amounts paid and amounts received or accrued on interest rate swap agreements is reflected in net investment income.

The characteristics (notional amount, maturity and payment dates) of the interest rate swap agreements are similar to the characteristics of the designated hedged assets. Interest rate swaps are carried at fair value, and changes in fair value are recorded as a direct increase or decrease in the accumulated other comprehensive income component of shareholder's equity. In the event an interest rate swap agreement would cease to qualify for hedge accounting, changes in fair value of the affected swap would be recorded as income or expense. There were no terminations of interest rate swap agreements during 1999 and 1998.

POLICY ACQUISITION COSTS
Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy issuance and underwriting and certain variable agency expenses.

Costs deferred related to traditional life insurance products are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

Costs deferred related to universal life-type policies and investment contracts are amortized over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment, surrender and expense margins.

PRESENT VALUE OF FUTURE PROFITS
The present value of future profits reflects the estimated fair value of acquired insurance business in force and represents the portion of the acquisition cost that was allocated to the value of future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net cash flows from the acquired insurance contracts. PVFP is amortized over the lives of the acquired insurance business in force in a manner consistent with amortization of policy acquisition costs.

An analysis of the PVFP asset account is presented below:

                       (IN MILLIONS)                          1999     1998
----------------------------------------------------------------------------
Balance, Beginning of Year                                    $68.2    $79.1
Acquisition                                                      --       .8
Imputed Interest                                                5.3      5.9
Amortization                                                  (12.3)   (21.3)
Impact of Net Unrealized Investment Losses                     18.2      3.7
----------------------------------------------------------------------------
BALANCE, END OF YEAR                                          $79.4    $68.2
----------------------------------------------------------------------------

Based on current conditions and assumptions as to future events on acquired policies in force, the Company expects that the net amortization of the December 31, 1999 PVFP balance will be between 7% and 11% in each of the years 2000 through 2004. The interest rates used to determine the amount of imputed interest on the unamortized PVFP balance ranged from 5% to 8%.

PROPERTY AND EQUIPMENT
Property and equipment are carried at cost, net of accumulated depreciation of $3.4 million and $2.9 million at December 31, 1999 and 1998, respectively. The Company provides for depreciation of property and equipment using straight-line and accelerated methods over the estimated useful lives of the assets. Depreciation expense for the years ending December 31, 1999 and 1998, totaled $.5 million and $.8 million, respectively.

GOODWILL
Goodwill is the excess of the amount paid to acquire a company over the fair value of the net assets acquired and is amortized on a straight-line basis over 40 years. The carrying value of goodwill is monitored for indicators of impairment of value. No events or circumstances were identified which warrant consideration of impairment or a revised estimate of useful lives.

SEPARATE ACCOUNTS
The Company operates separate accounts. The assets and liabilities of the separate accounts are primarily related to variable annuity, variable life and 401(k) contracts and represent policyholder-directed funds that are separately administered. The assets (primarily investments) and liabilities (primarily to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are carried at fair value. Revenues from these separate account contracts consist primarily of charges for mortality risk and expenses, cost of insurance, contract administration and surrender charges. Revenue for these products is recognized when due.

FUTURE POLICY AND CONTRACT BENEFITS
Liabilities for future policy benefits for traditional life contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, withdrawals and dividends. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued or, for purchased contracts, at the date of acquisition.

Liabilities for future policy and contract benefits on universal life-type and investment contracts are based on the policy account balance.

The liabilities for future policy and contract benefits for group disabled life reserves and long-term disability reserves are based upon interest rate assumptions and morbidity and termination rates from published tables, modified for Company experience.

INCOME TAXES
The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative temporary differences in the assets and liabilities determined on a tax return and financial statement basis.

The Company files a consolidated tax return with certain of its affiliates. The method by which the total consolidated federal income tax for each entity is allocated to each of the companies is subject to a written agreement approved by the Company's Board of Directors. Allocation is based upon a separate return calculation such that each company in the consolidated return pays the same tax or receives the same refunds it would have paid or received had it consistently filed separate federal income tax returns. Intercompany tax balances are settled within a reasonable time after filing of the consolidated federal income tax returns with the Internal Revenue Service.

PREMIUM REVENUE AND BENEFITS TO POLICYHOLDERS
Recognition of Traditional Life, Group and Annuity Premium Revenue and Benefits to Policyholders -- Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of term and whole life insurance policies and certain annuities with life contingencies (immediate annuities). Life insurance premiums and immediate annuity premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and PVFP.

Recognition of Universal Life-Type Contract Revenue and Benefits to Policyholders -- Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. Amounts received as deposits to such contracts are not reported as premium revenues.

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading and the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Recognition of Investment Contract Revenue and Benefits to
Policyholders -- Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are referred to as investment contracts. Retirement plan contracts and certain deferred annuities are considered investment contracts. Amounts received as deposits for such contracts are not reported as premium revenues.

Revenues for investment products consist of investment income and charges assessed against contract account values for policy administration. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

CHANGES IN ACCOUNTING PRINCIPLES
Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.
Effective for transactions occurring on or after January 1, 1998, the Company adopted those provisions of Statement of Financial Accounting Standards (SFAS) No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which were deferred by SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125." SFAS No. 125 requires a company to recognize the financial and servicing assets it controls and the liabilities it has incurred and to derecognize financial assets when control has been surrendered in accordance with the criteria provided in SFAS No. 125. The adoption of this standard had no effect on the financial results of the Company.

Reporting Comprehensive Income
Effective January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in a company's full set of financial statements. Comprehensive income encompasses all changes in shareholder's equity from transactions and other events and circumstances from nonowner sources. Adoption of this standard had no effect on the financial results of the Company.

Employers' Disclosures about Pensions and Other Postretirement Benefits Effective December 31, 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits." SFAS No. 132 requires new disclosures relating to a company's pension and other postretirement benefit plans. Adoption of this standard had no effect on the financial results of the Company.

Accounting for the Cost of Computer Software Developed or Obtained for Internal Use
Effective January 1, 1998, the Company adopted Statement of Position (SOP) No. 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP No. 98-1 provides guidance on accounting for costs associated with computer software developed or obtained for internal use. Adoption of this standard did not have a significant effect on the financial results of the Company

RECLASSIFICATIONS
Certain prior year amounts have been reclassified to conform to current year presentation.

NOTE 2. INVESTMENTS

FIXED MATURITY SECURITIES
The amortized cost and fair value of investments in fixed maturity securities by type of investment were as follows:

                                                                    GROSS UNREALIZED
                                                       AMORTIZED    -----------------      FAIR
           DECEMBER 31, 1999 (IN MILLIONS)               COST       GAINS    (LOSSES)     VALUE
-------------------------------------------------------------------------------------------------
United States Government and Government Agencies
  and Authorities                                      $   13.1     $  .4         --     $   13.5
States, Municipalities and Political Subdivisions           1.9        .1     $  (.5)         1.5
Foreign Governments                                         8.3        .1        (.1)         8.3
Public Utilities                                           97.9       2.7       (1.0)        99.6
Corporate Securities                                      984.8      12.6      (23.7)       973.7
Mortgage-Backed/Structured Finance                        382.4       4.2      (11.0)       375.6
Redeemable Preferred Stock                                  1.2        --        (.4)          .8
-------------------------------------------------------------------------------------------------
TOTAL                                                  $1,489.6     $20.1     $(36.7)    $1,473.0
-------------------------------------------------------------------------------------------------

                                                                    GROSS UNREALIZED
                                                       AMORTIZED    -----------------      FAIR
           DECEMBER 31, 1998 (IN MILLIONS)               COST       GAINS    (LOSSES)     VALUE
-------------------------------------------------------------------------------------------------
United States Government and Government Agencies
  and Authorities                                      $   24.4     $ 2.2         --     $   26.6
States, Municipalities and Political Subdivisions           7.4        .3         --          7.7
Foreign Governments                                        17.1       1.9         --         19.0
Public Utilities                                          105.7      11.0         --        116.7
Corporate Securities                                    1,016.4      59.7     $ (7.0)     1,069.1
Mortgage-Backed/Structured Finance                        331.7      14.5        (.7)       345.5
Redeemable Preferred Stock                                  1.2        --        (.2)         1.0
-------------------------------------------------------------------------------------------------
TOTAL                                                  $1,503.9     $89.6     $ (7.9)    $1,585.6
-------------------------------------------------------------------------------------------------

The amortized cost and fair value of fixed maturity securities by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              AMORTIZED      FAIR
              DECEMBER 31, 1999 (IN MILLIONS)                   COST        VALUE
-----------------------------------------------------------------------------------
Maturing in:
  One Year or Less                                            $   58.5     $   58.2
  One to Five Years                                              537.1        539.4
  Five to Ten Years                                              376.5        369.1
  Ten Years or Later                                             135.1        130.6
Mortgage-Backed/Structured Finance                               382.4        375.7
-----------------------------------------------------------------------------------
TOTAL                                                         $1,489.6     $1,473.0
-----------------------------------------------------------------------------------

The fair values for the actively traded marketable bonds are determined based upon the quoted market prices. The fair values for marketable bonds without an active market are obtained through several commercial pricing services which provide the estimated fair values. Fair values of privately placed bonds which are not considered problems are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond. Fair values for privately placed bonds which are considered problems are determined through consideration of factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the borrower's ability to compete in their relevant market.

At December 31, 1999, the largest industry concentration in the private placement portfolio was mortgage-backed/structured finance, where 22.2% of the portfolio was invested, and the largest industry concentration in the marketable bond portfolio was mortgage-backed/structured finance where 26.8% of the portfolio was invested.

EQUITY SECURITIES
The cost and fair value of investments in equity securities were as follows:

                 DECEMBER 31 (IN MILLIONS)                     1999      1998
------------------------------------------------------------------------------
Cost                                                          $  5.3    $  5.5
Gross Unrealized Gains                                            .3        .4
Gross Unrealized Losses                                          (.1)      (.2)
------------------------------------------------------------------------------
FAIR VALUE                                                    $  5.5    $  5.7
------------------------------------------------------------------------------

MORTGAGE LOANS ON REAL ESTATE
Investments in mortgage loans on real estate were as follows:

                 DECEMBER 31 (IN MILLIONS)                     1999      1998
------------------------------------------------------------------------------
Mortgage Loans, Non-Impaired                                  $316.8    $288.1
Mortgage Loans, Impaired                                         2.6       2.0
------------------------------------------------------------------------------
                                                               319.4     290.1
------------------------------------------------------------------------------
Allowance for Credit Losses, Beginning of Year                  (1.2)     (1.2)
  Increases                                                       --        --
  Decreases                                                       --        --
------------------------------------------------------------------------------
Allowances for Credit Losses, End of Year                       (1.2)     (1.2)
------------------------------------------------------------------------------
TOTAL                                                         $318.2    $288.9
------------------------------------------------------------------------------
Average Investment in Impaired Mortgage Loans on Real Estate  $  1.3    $  1.0
------------------------------------------------------------------------------

The Company does not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful, rather income is recognized for these loans as payments are received. Interest income recognized on impaired mortgage loans during the years ended December 31, 1999 and 1998, was $.2 million and $.2 million, respectively.

At December 31, 1999, the largest geographic concentration of commercial mortgage loans was in the Midwest region of the United States, where approximately 36.1% of the commercial mortgage loan portfolio was invested.

INVESTMENT INCOME
Investment income summarized by type of investment was as follows:

            YEAR ENDED DECEMBER 31 (IN MILLIONS)               1999      1998
------------------------------------------------------------------------------
Fixed Maturity Securities                                     $119.4    $126.7
Equity Securities                                                 .3        .1
Mortgage Loans on Real Estate                                   24.9      23.7
Real Estate                                                       .4        .3
Policy Loans                                                     5.7       6.1
Other Invested Assets                                             --        .9
Short-Term Investments                                           1.9       2.1
------------------------------------------------------------------------------
  Gross Investment Income                                      152.6     159.9
Investment Expenses                                              2.9       2.9
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         $149.7    $157.0
------------------------------------------------------------------------------

REALIZED INVESTMENT GAINS AND LOSSES
Net pretax realized investment gains (losses) were as follows:

            YEAR ENDED DECEMBER 31 (IN MILLIONS)               1999      1998
------------------------------------------------------------------------------
Net Gains (Losses) on Sales
  Fixed Maturity Securities
     Gross Gains                                              $  3.5    $  3.9
     Gross Losses                                               (1.4)     (1.1)
  Other                                                          2.8       2.7
------------------------------------------------------------------------------
                                                                 4.9       5.5
------------------------------------------------------------------------------
Provisions for Losses
  Fixed Maturity Securities                                     (3.5)      (.4)
  Real Estate                                                   (1.7)      (.2)
------------------------------------------------------------------------------
                                                                (5.2)      (.6)
------------------------------------------------------------------------------
PRETAX REALIZED INVESTMENT GAINS (LOSSES)                     $  (.3)   $  4.9
------------------------------------------------------------------------------

OTHER INVESTMENT INFORMATION
Invested assets which were nonincome producing (no income received for the 12 months preceding the balance sheet date) were as follows:

                 DECEMBER 31 (IN MILLIONS)                     1999      1998
------------------------------------------------------------------------------
Fixed Maturity Securities                                     $   .7    $   .1
Mortgage Loans on Real Estate                                     --        .1
Real Estate                                                      1.6        .7
------------------------------------------------------------------------------
TOTAL                                                         $  2.3    $   .9
------------------------------------------------------------------------------

Allowances for losses on investments are reflected on the Balance Sheets as a reduction of the related assets and were as follows:

                 DECEMBER 31 (IN MILLIONS)                     1999      1998
------------------------------------------------------------------------------
Mortgage Loans                                                $  1.2    $  1.2
Real Estate                                                       .5       1.1
------------------------------------------------------------------------------

The components of net unrealized investment gains (losses) included in the accumulated other comprehensive income (loss) component of shareholder's equity are shown below:

                 DECEMBER 31 (IN MILLIONS)                     1999      1998
------------------------------------------------------------------------------
Unrealized Investment Gains (Losses)                          $(14.8)   $ 84.5
DAC/PVFP Adjustment                                               .4     (19.7)
Deferred Income Taxes                                            5.0     (22.7)
------------------------------------------------------------------------------
TOTAL                                                         $ (9.4)   $ 42.1
------------------------------------------------------------------------------

The change in net unrealized investment gains and losses included in the change in accumulated other comprehensive income (loss) consisted of the following:

            YEAR ENDED DECEMBER 31 (IN MILLIONS)               1999      1998
------------------------------------------------------------------------------
Unrealized Investment Gains (Losses) Arising During The
  Period(1)                                                   $(63.3)   $  (.6)
Reclassification Adjustments(2)                                 (1.3)     (1.9)
Change in DAC/PVFP Adjustment(3)                                13.1       4.5
------------------------------------------------------------------------------
TOTAL                                                         $(51.5)   $  2.0
------------------------------------------------------------------------------

(1) Net of income taxes totaling $(34.0) million and $(.4) million for 1999 and 1998, respectively.
(2) Net of income taxes totaling $(.7) million and $(1.0) million for 1999 and 1998, respectively.
(3) Net of income taxes totaling $7.0 million and $2.5 million for 1999 and 1998, respectively.

NOTE 3. INCOME TAXES
The income tax liability reported on the Balance Sheets consisted of the following:

                 DECEMBER 31 (IN MILLIONS)                     1999      1998
------------------------------------------------------------------------------
Current Income Taxes                                          $  5.6    $  3.9
Deferred Income Taxes                                            5.2      29.5
------------------------------------------------------------------------------
TOTAL                                                         $ 10.8    $ 33.4
------------------------------------------------------------------------------

Deferred income taxes reflect the impact for financial statement reporting purposes of "temporary differences" between the financial statement carrying amounts and tax bases of assets and liabilities. The "temporary differences" that give rise to the net deferred tax liability relate to the following:

                 DECEMBER 31 (IN MILLIONS)                     1999      1998
------------------------------------------------------------------------------
Future Policy and Contract Benefits                           $(33.3)   $(43.8)
Net Unrealized Investment Losses                                (5.0)       --
Investment Write-Offs and Allowances                            (8.2)      (.9)
Other                                                           (4.3)     (6.0)
------------------------------------------------------------------------------
  Gross Deferred Tax Asset                                     (50.8)    (50.7)
------------------------------------------------------------------------------
Deferred Policy Acquisition Costs                               26.2      24.0
Present Value of Future Profits                                 27.8      30.2
Net Unrealized Investment Gains                                   --      16.2
Other                                                            2.0       9.8
------------------------------------------------------------------------------
  Gross Deferred Tax Liability                                  56.0      80.2
------------------------------------------------------------------------------
NET DEFERRED TAX LIABILITY                                    $  5.2    $ 29.5
------------------------------------------------------------------------------

The provision for income taxes reported on the Statements of Income consisted of the following:

            YEAR ENDED DECEMBER 31 (IN MILLIONS)               1999      1998
------------------------------------------------------------------------------
Currently Payable                                             $ 18.6    $ 17.0
Deferred                                                         3.4      (2.3)
------------------------------------------------------------------------------
TOTAL                                                         $ 22.0    $ 14.7
------------------------------------------------------------------------------

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                   YEAR ENDED DECEMBER 31                      1999      1998
------------------------------------------------------------------------------
Statutory Tax Rate                                              35.0%     35.0%
Other                                                             .6        .8
------------------------------------------------------------------------------
EFFECTIVE TAX RATE                                              35.6%     35.8%
------------------------------------------------------------------------------

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as "policyholders' surplus." Generally, this policyholders' surplus account will become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 1999, the Company had accumulated approximately $11.3 million in its separate policyholders' surplus accounts. Deferred taxes have not been provided on this temporary difference.

The Internal Revenue Service has completed its review of the Company's tax return for all years through 1995.

Cash paid for federal income taxes was $16.9 million and $12.8 million for the years ended December 31, 1999 and 1998, respectively.

NOTE 4. EMPLOYEE BENEFIT PLANS

SUCCESS SHARING PLAN AND ESOP
The Success Sharing Plan and ESOP (Success Sharing Plan) was designed to increase employee ownership and reward employees when certain ReliaStar performance objectives are met. Essentially all employees are eligible to participate in the Success Sharing Plan. The Success Sharing Plan has both qualified and nonqualified components.

The nonqualified component is equal to 25% of the annual award and is paid in cash to employees. The qualified component is equal to 75% of the annual award which is contributed to the ESOP portion of the Success Sharing Plan.

In addition, the Success Sharing Plan has a 401(k) feature whereby participants may elect to contribute a percentage of their eligible earnings to the plan. Beginning in 1999, the Company matched participants' 401(k) contributions up to 6% of eligible earnings.

Costs charged to expense for the Success Sharing Plan were $.5 million and $.5 million for the years ended December 31, 1999 and 1998, respectively.

PENSION AND OTHER POSTRETIREMENT BENEFITS
The Company participates in funded and unfunded noncontributory defined benefit retirement plans, sponsored by ReliaStar Life, which provide benefits to all employees upon retirement. Effective December 31, 1998, the qualified defined benefit retirement plan was amended to suspend the accrual of additional benefits for future services. Eligible employees retain all of their accrued benefits as of December 31, 1998, which will be paid monthly at retirement according to the provisions of the plan. Employees meeting certain age and service requirements will receive certain transition benefits until retirement. A curtailment gain was recorded in 1998 to reflect the impact of this plan amendment and the impact of employee reductions resulting from the transfer of certain accident and health administrative operations to a third party.

The Company provides certain health care and life insurance benefits to retired employees and their eligible dependents through plans sponsored by ReliaStar Life. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually; the life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

The net periodic pension benefit allocated to the Company for all plans was $.3 million and $.3 million for the years ended December 31, 1999 and 1998, respectively.

STOCK INCENTIVE PLAN
Officers and key employees of the Company participate in the stock incentive plans of ReliaStar. ReliaStar applies Accounting Principles Board Opinion No. 25 and related interpretations in accounting for its plans. Accordingly, the Company has recorded no compensation expense for its stock-based compensation plans other than for restricted stock and performance-based awards.

NOTE 5. UNPAID ACCIDENT AND HEALTH CLAIMS
The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                       (IN MILLIONS)                          1999     1998
----------------------------------------------------------------------------
Balance at January 1                                          $13.6    $ 9.3
Less Reinsurance Recoverables                                   9.1      3.1
----------------------------------------------------------------------------
Net Balance at January 1                                        4.5      6.2
Incurred Related to:
  Current Year                                                   .5       .9
  Prior Years                                                    .7       .8
----------------------------------------------------------------------------
Total Incurred                                                  1.2      1.7

Paid Related to:
  Current Year                                                   .3       .4
  Prior Years                                                    .5      3.0
----------------------------------------------------------------------------
Total Paid                                                       .8      3.4

Net Balance at December 31                                      4.9      4.5
Plus Reinsurance Recoverables                                  10.9      9.1
----------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                        $15.8    $13.6
----------------------------------------------------------------------------

The liability for unpaid accident and health claims and claim adjustment expenses is included in Future Policy and Contract Benefits on the Balance Sheets.

NOTE 6. SHAREHOLDER'S EQUITY

SHARE DATA
The authorized capital stock of the Company consists of 1,377,863 common shares with a par value of $2.00 per share, all of which are issued and outstanding.

DIVIDEND RESTRICTIONS
The Company's ability to pay cash dividends to its parent is restricted by law or subject to approval of the insurance regulatory authorities of the State of New York. These authorities recognize only statutory accounting practices for determining the ability of an insurer to pay dividends to its shareholders.

Under New York insurance law regulating the payment of dividends by the Company, any such payment must be paid solely from the earned surplus of the Company and advance notice thereof must be provided to the Superintendent of the New York Department of Insurance (the Superintendent). Earned surplus means the earned surplus as determined in accordance with statutory accounting practices (unassigned funds), less the amount of such earned surplus which is attributable to unrealized capital gains. Further, without approval of the Superintendent, the Company may not pay in any calendar year any dividend which, when combined with other dividends paid within the preceding 12 months, exceeds the lesser of
(i) 10% of the Company's statutory surplus at the prior year end or (ii) 100% of the Company's statutory net investment income for the prior calendar year.

STATUTORY SURPLUS AND NET INCOME
Net income of the Company, as determined in accordance with statutory accounting practices, was $30.9 million and $19.6 million for 1999 and 1998, respectively. The Company's statutory capital and surplus was $221.8 million and $202.4 million at December 31, 1999 and 1998, respectively.

NOTE 7. REINSURANCE

The Company is a member of reinsurance associations established for the purpose of ceding the excess of life insurance over retention limits.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 1999 and 1998. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies.

The Company's retention limit is $300,000 per insurable life for individual coverage. For group coverage and reinsurance assumed, the retention is $300,000 per life with per occurrence limitations, subject to certain maximums.

As of December 31, 1999, approximately 59% of the Company's reinsurance ceded, based on inforce, was ceded to one reinsurer. As of December 31, 1999, $3.8 billion of life insurance in force was ceded to other companies. The Company had assumed $2.7 billion of life insurance in force as of December 31, 1999.

The effect of reinsurance on premiums and recoveries was as follows:

            YEAR ENDED DECEMBER 31 (IN MILLIONS)               1999      1998
------------------------------------------------------------------------------
Direct Premiums                                               $ 71.5    $ 76.7
Reinsurance Assumed                                              2.4       2.5
Reinsurance Ceded                                              (31.1)    (37.5)
------------------------------------------------------------------------------
NET PREMIUMS                                                  $ 42.8    $ 41.7
------------------------------------------------------------------------------
REINSURANCE RECOVERIES                                        $ 18.0    $ 18.6
------------------------------------------------------------------------------

NOTE 8. RELATED PARTY TRANSACTIONS

The Company and its affiliates have entered into agreements whereby affiliates and the Company provide certain management, administrative, legal, and other services for each other. The net amounts billed to the Company were $25.3 million and $20.5 million in 1999 and 1998, respectively. The net costs allocated to the Company under these agreements may not be indicative of costs the Company might incur if these services were not provided by the Company's affiliates. During 1999, the Company paid cash dividends of $8.0 million to Security-Connecticut.

ReliaStar Life and Security-Connecticut reinsure certain life policies written by the Company. Premiums ceded under these agreements were $14.4 million and $15.6 million for the years ended December 31, 1999 and 1998, respectively; and the net amount recoverable by the Company under these agreements were $14.1 million and $10.5 million as of December 31, 1999 and 1998, respectively.

NOTE 9. COMMITMENTS AND CONTINGENCIES

LITIGATION
The Company is a defendant in a number of lawsuits arising out of the normal course of its business. Some of the claims may seek to be granted class action status and many of the claims seek both compensatory and punitive damages. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse impact to the financial position of the Company. It should be noted, however, that a number of financial services companies have been subjected to significant awards in connection with punitive damages claims and the Company can make no assurances that it will not be subjected to such an award.

FINANCIAL INSTRUMENTS
The Company is a party to financial instruments with on and off-balance-sheet risk in the normal course of business to reduce its exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit and interest rate swaps. Those instruments involve, to varying degrees, elements of credit, interest rate or liquidity risk in excess of the amount recognized in the Balance Sheets.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments. For interest rate swap transactions, the contract or notional amounts do not represent exposure to credit loss. For swaps, the Company's exposure to credit loss is limited to those swaps where the Company has an unrealized gain.

Unless otherwise noted, the Company does not require collateral or other security to support financial instruments with credit risk.

                 DECEMBER 31 (IN MILLIONS)                    1999    1998
---------------------------------------------------------------------------
CONTRACT OR NOTIONAL AMOUNT
Financial Instruments Whose Contract Amounts Represent
  Credit Risk
     Commitments to Extend Credit                             $5.9    $16.2
Financial Instruments Whose Notional or Contract Amounts
  Exceed the Amount of Credit Risk
     Interest Rate Swap Agreements                            50.0     62.0
---------------------------------------------------------------------------

Commitments to Extend Credit -- Commitments to extend credit are legally binding agreements to lend to a customer. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. They generally may be terminated by the Company in the event of deterioration in the financial condition of the borrower. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future liquidity requirements. The Company evaluates each customer's creditworthiness on a case-by-case basis.

Interest Rate Swap Agreements -- The Company enters into interest rate swap agreements to manage interest rate exposure. The primary reason for the interest rate swap agreements is to extend the duration of adjustable rate investments. Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amounts. Changes in market interest rates impact income from adjustable rate investments and have an opposite (and approximately offsetting) effect on the reported income from the swap portfolio. The risks under interest rate swap agreements are generally similar to those of futures contracts. Notional principal amounts are often used to express the volume of these transactions but do not represent the much smaller amounts potentially subject to credit risk. The amount subject to credit risk is approximately equal to the unrealized gain on the agreements. At December 31, 1999, there was no unrealized gain on the agreements.

LEASES
The Company has operating leases for office space and certain computer processing and other equipment. Rental expense for these items was $1.8 million for both 1999 and 1998.

Future minimum aggregate rental commitments at December 31, 1999, for operating leases were as follows:

                       (IN MILLIONS)
---------------------------------------------------------------------------------------
2000 - $1.8                                                                  2003 - $.7
2001 - $1.8                                                                  2004 - $.7
2002 - $1.2                                                   2005 and thereafter - $.7
---------------------------------------------------------------------------------------

NOTE 10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures are made in accordance with the requirements of SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." SFAS No. 107 requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument.

SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to Management as of December 31, 1999 and 1998, respectively. Although Management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since those dates; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

FIXED MATURITY SECURITIES -- The estimated fair value disclosures for fixed maturity securities satisfy the fair value disclosure requirements of SFAS No. 107 (see Note 2).

EQUITY SECURITIES -- Fair value equals carrying value as these securities are carried at quoted market value.

MORTGAGE LOANS ON REAL ESTATE -- The fair values for mortgage loans on real estate are estimated using discounted cash flow analyses and rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

CASH, SHORT-TERM INVESTMENTS AND POLICY LOANS -- The carrying amounts for these assets approximate the assets' fair values.

OTHER FINANCIAL INSTRUMENTS REPORTED AS ASSETS -- The carrying amounts for these financial instruments (primarily premiums and other accounts receivable and accrued investment income) approximate those assets' fair values.

INVESTMENT CONTRACT LIABILITIES -- The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date, as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

The fair values for supplementary contracts without life contingencies and immediate annuities were estimated using discounted cash flow analyses. The discount rate was based upon treasury rates plus a pricing margin.

The carrying amounts reported for other investment contracts, which includes retirement plan deposits, approximate those liabilities' fair value.

CLAIM AND OTHER DEPOSIT FUNDS -- The carrying amounts for claim and other deposit funds approximate the liabilities' fair value.

OTHER FINANCIAL INSTRUMENTS REPORTED AS LIABILITIES -- The carrying amounts for other financial instruments (primarily normal payables of a short-term nature) approximate those liabilities' fair values.

The carrying amounts and estimated fair values of the Company's financial instruments were as follows:

                                                            1999                    1998
                                                    --------------------    --------------------
                                                    CARRYING      FAIR      CARRYING      FAIR
            DECEMBER 31 (IN MILLIONS)                AMOUNT      VALUE       AMOUNT      VALUE
------------------------------------------------------------------------------------------------
FINANCIAL INSTRUMENTS RECORDED AS ASSETS
  Fixed Maturity Securities                         $1,473.0    $1,473.0    $1,585.6    $1,585.6
  Equity Securities                                      5.5         5.5         5.7         5.7
  Mortgage Loans on Real Estate
     Commercial                                        266.8       265.2       247.1       262.8
     Residential and Other                              51.4        51.2        41.8        42.8
  Policy Loans                                          83.8        83.8        81.6        81.6
  Cash and Short-Term Investments                       15.3        15.3        35.9        35.9
  Other Financial Instruments Recorded as Assets        33.4        33.4        39.1        39.1
FINANCIAL INSTRUMENTS RECORDED AS LIABILITIES
  Investment Contracts
     Deferred Annuities                               (654.0)     (635.8)     (747.2)     (729.1)
     Supplementary Contracts and Immediate
       Annuities                                       (31.4)      (31.6)      (31.9)      (33.1)
     Other Investment Contracts                        (11.8)      (11.8)      (11.8)      (11.8)
  Claim and Other Deposit Funds                         (9.3)       (9.3)       (7.1)       (7.1)
  Other Financial Instruments Recorded as
     Liabilities                                       (39.1)      (39.1)      (51.0)      (51.0)
------------------------------------------------------------------------------------------------

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's holdings of a particular financial instrument. Because no market exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

                                   APPENDIX A

                               THE FIXED ACCOUNT

     The Fixed Account consists of all of our assets other than those in our separate accounts. We have complete ownership and control of all of the assets of the Fixed Account.

     Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account has not been registered under these acts. Neither the Fixed Account nor any interest in it is subject to the provisions of these acts and as a result the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. However, disclosures relating to the Fixed Account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     We guarantee both principal and interest on amounts credited to the Fixed Account. We credit interest at an effective annual rate of at least 4%, independent of the investment experience of the Fixed Account. From time to time, we may guarantee interest at a rate higher than 4%.

     ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR A GIVEN YEAR.

     We do not use a specific formula for determining excess interest credits. However, we consider the following:

     - General economic trends,
     - Rates of return currently available on our investments,
     - Rates of return anticipated in our investments, regulatory and tax factors, and
     - Competitive factors.

     We are not aware of any statutory limitations to the maximum amount of interest we may credit and our Board of Directors has not set any limitations.

     The Fixed Accumulation Value of the Policy is the sum of the Net Premiums credited to it in the Fixed Account. It is increased by transfers and Loan Amounts from the Variable Account, and interest credits. It is decreased by Monthly Deductions and partial withdrawals taken from it in the Fixed Account and transfers to the Variable Account. The Fixed Accumulation Value will be calculated at least monthly on the monthly anniversary date.

     You may transfer all or part of your Fixed Accumulation Value to the Sub-Accounts of the Variable Account, subject to the following transfer limitations:

     - The request to transfer must be postmarked no more than 30 days before the Policy Anniversary and no later than 30 days after the Policy Anniversary. Only one transfer is allowed during this period.
     - The Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount.
     - No more than 50% of the Fixed Accumulation Value (minus any Loan Amount) may be transferred unless the balance, after the transfer, would be less than $1,000. If the balance would be less than $1,000, the full Fixed Accumulation Value (minus any Loan Amount) may be transferred.
     - You must transfer at least:

       -- $500, or

       -- the total Fixed Accumulation Value (minus any Loan Amount) if less than $500.

     We make the Monthly Deduction from your Fixed Accumulation Value in proportion to the total Accumulation Value of the Policy.

     The Surrender Charge described in the Prospectus applies to the total Accumulation Value, which includes the Fixed Accumulation Value. If the Owner surrenders the Policy for its Cash Surrender Value, the Fixed Accumulation Value will be reduced by any applicable Surrender Charge, any Loan Amount and unpaid Monthly Deductions applicable to the Fixed Account.

                                   APPENDIX B

                       CALCULATION OF ACCUMULATION VALUE

     The Accumulation Value of the Policy is equal to the sum of the Variable Accumulation Value plus the Fixed Accumulation Value.

VARIABLE ACCUMULATION VALUE

     The Variable Accumulation Value is the total of your values in each Sub-Account. The value for each Sub-Account is equal to:

1 multiplied by 2, where:

1

Is your current number of Accumulation Units (described below).

2

Is the current Unit Value (described below).

     The Variable Accumulation Value will vary from Valuation Date to Valuation Date (described below) reflecting changes in 1 and 2 above.

     ACCUMULATION UNITS. When transactions are made which affect the Variable Accumulation Value, dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is found by dividing the dollar amount of the transaction by the current Unit Value.

     The number of Accumulation Units for a Sub-Account increases when:

     - Net Premiums are credited to that Sub-Account; or

     - Transfers from the Fixed Account or other Sub-Accounts are credited to that Sub-Account.

     The number of Accumulation Units for a Sub-Account decreases when:

     - You take out a Policy loan from that Sub-Account;

     - You take a partial withdrawal from that Sub-Account;

     - We take a portion of the Monthly Deduction from that Sub-Account; or

     - Transfers are made from that Sub-Account to the Fixed Account or other Sub-Accounts.

     UNIT VALUE. The Unit Value for a Sub-Account on any Valuation Date is equal to the previous Unit Value times the Net Investment Factor for that Sub-Account (described below) for the Valuation Period (described below) ending on that Valuation Date. The Unit Value was initially set at $10 when the Sub-Account first purchased Fund shares.

     NET INVESTMENT FACTOR. The Net Investment Factor is a number that reflects charges to the Policy and the investment performance during a Valuation Period of the Fund in which a Sub-Account is invested. If the Net Investment Factor is greater than one, the Unit Value is increased. If the Net investment Factor is less than one, the Unit Value is decreased. The Net Investment Factor for a Sub-Account is determined by dividing 1 by 2.

(1/2), where:

1

Is the result of:

     - The net asset value per share of the Fund shares in which the Sub-Account invests, determined at the end of the current Valuation Period;

     - Plus the per share amount of any dividend or capital gain distributions made on the Fund shares in which the Sub-Account invests during the current Valuation Period;

     - Plus or minus a per share charge or credit for any taxes reserved which we determine has resulted from the investment operations of the Sub-Account and to be applicable to the Policy.

2

Is the result of:

     - The net asset value per share of the Fund shares held in the Sub-Account, determined at the end of the last prior Valuation Period;

     - Plus or minus a per share charge or credit for any taxes reserved for during the last prior Valuation Period which we determine resulted from the investment operations of the Sub-Account and was applicable to the Policy.

     VALUATION DATE; VALUATION PERIOD. A Valuation Date is each day the New York Stock Exchange is open for business except for a day that a Sub-Account's corresponding Fund does not value its shares. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business on the next Valuation Date.

FIXED ACCUMULATION VALUE

     The Fixed Accumulation Value on the Policy Date is your Net Premium credited to the Fixed Account on that date minus the Monthly Deduction applicable to the Fixed Accumulation Value for the first Policy Month.

     After the Policy Date, the Fixed Accumulation Value is calculated as:

1 + 2 + 3 + 4 - 5 - 6, where:

1
Is the Fixed Accumulation Value on the preceding Monthly Anniversary, plus interest from the Monthly Anniversary to the date of the calculation.

2
Is the total of your Net Premiums credited to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date premiums are credited to the date of the calculation.

3
Is the total of your transfers from the Variable Account to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

4
Is the total of your Loan Amount transferred from the Variable Account since the preceding Monthly Anniversary.

5
Is the total of your transfers to the Variable Account from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

6
Is the total of your partial withdrawals from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of withdrawal to the date of the calculation.

     If the date of the calculation is a Monthly Anniversary, we also reduce the Fixed Accumulation Value by the applicable Monthly Deduction for the Policy Month following the Monthly Anniversary.

     The minimum interest rate applied in the calculation of the Fixed Accumulation Value is an effective annual rate of 4%. Interest in excess of the minimum rate may be applied in the calculation of your Fixed Accumulation Value in a manner which our Board of Directors determines.

                                   APPENDIX C
               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT

INSURED'S AGE AT                                        INSURED'S AGE AT
 POLICY DATE OR                                          POLICY DATE OR
EFFECTIVE DATE OF   CHARGE PER $1,000 OF FACE AMOUNT    EFFECTIVE DATE OF   CHARGE PER $1,000 OF FACE AMOUNT
  INCREASE, AS      (INITIAL FACE AMOUNT OR AMOUNT OF     INCREASE, AS      (INITIAL FACE AMOUNT OR AMOUNT OF
   APPROPRIATE             REQUESTED INCREASE)             APPROPRIATE             REQUESTED INCREASE)
-----------------   ---------------------------------   -----------------   ---------------------------------
                         MALE             FEMALE                                 MALE             FEMALE
                       NONSMOKER         NONSMOKER                             NONSMOKER         NONSMOKER
                     AND STANDARD      AND STANDARD                          AND STANDARD      AND STANDARD
                     ------------      ------------                          ------------      ------------
        0                 6.00              6.00               38                17.40             16.10
        1                 6.10              6.00               39                17.80             16.50
        2                 6.20              6.00               40                18.30             16.80
        3                 6.30              6.00               41                18.80             17.20
        4                 6.40              6.00               42                19.30             17.60
        5                 6.50              6.00               43                19.80             18.10
        6                 6.60              6.00               44                20.40             18.50
        7                 6.80              6.00               45                20.90             19.00
        8                 7.00              6.00               46                21.60             19.50
        9                 7.20              6.20               47                22.20             20.00
       10                 7.50              6.40               48                22.90             20.60
       11                 7.80              6.60               49                23.70             21.20
       12                 8.00              6.80               50                24.50             21.80
       13                 8.20              7.00               51                25.30             22.40
       14                 8.50              7.20               52                26.20             23.10
       15                 8.80              7.40               53                27.20             23.90
       16                 9.00              7.60               54                28.20             24.60
       17                 9.20              7.80               55                29.30             25.50
       18                 9.50              8.00               56                30.40             26.30
       19                 9.80              8.20               57                31.60             27.20
       20                10.00              8.50               58                32.90             28.20
       21                10.30              8.90               59                34.30             29.30
       22                10.90              9.20               60                35.70             30.40
       23                11.30              9.50               61                37.30             31.60
       24                11.90             10.00               62                39.00             32.90
       25                12.50             10.50               63                40.70             34.30
       26                12.80             11.10               64                42.60             35.80
       27                13.40             11.70               65                44.60             37.30
       28                13.80             12.30               66                46.70             38.90
       29                14.40             12.70               67                48.90             40.60
       30                14.70             13.00               68                48.60             42.40
       31                15.00             13.60               69                48.30             44.40
       32                15.30             14.20               70                48.10             46.60
       33                15.60             14.60               71                47.80             47.90
       34                15.90             14.80               72                47.60             47.50
       35                16.20             15.10               73                47.40             47.10
       36                16.60             15.40               74                47.20             46.70
       37                17.00             15.80               75                46.90             46.20

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                                   APPENDIX D
         SURRENDER CHARGE WHOLE LIFE PREMIUM PER $1,000 OF FACE AMOUNT

The following table provides the Surrender Charge Whole Life Premium factors that are used in determining the Premium Related Surrender Charge Reduction. See section entitled "Surrender Charge" in the Prospectus.

                  SURRENDER CHARGE WHOLE LIFE                      SURRENDER CHARGE WHOLE LIFE
INSURED'S AGE    PREMIUM PER $1,000 OF INITIAL   INSURED'S AGE    PREMIUM PER $1,000 OF INITIAL
AT POLICY DATE            FACE AMOUNT            AT POLICY DATE            FACE AMOUNT
--------------   -----------------------------   --------------   -----------------------------
                     MALE           FEMALE                            MALE           FEMALE
                   NONSMOKER       NONSMOKER                        NONSMOKER       NONSMOKER
                  AND SMOKER      AND SMOKER                       AND SMOKER      AND SMOKER
                  ----------      ----------                       ----------      ----------
       0            $ 3.31          $ 2.81             38             $ 13.31        $11.43
       1              3.34            2.85             39               13.93         11.94
       2              3.45            2.94             40               14.58         12.47
       3              3.55            3.04             41               15.27         13.02
       4              3.67            3.13             42               16.00         13.61
       5              3.79            3.24             43               16.77         14.22
       6              3.92            3.35             44               17.58         14.87
       7              4.06            3.46             45               18.44         15.55
       8              4.21            3.58             46               19.36         16.27
       9              4.36            3.71             47               20.32         17.03
      10              4.53            3.85             48               21.35         17.83
      11              4.70            3.99             49               22.44         18.67
      12              4.87            4.13             50               23.60         19.57
      13              5.05            4.29             51               24.84         20.52
      14              5.24            4.45             52               26.15         21.52
      15              5.42            4.61             53               27.55         22.59
      16              5.61            4.78             54               29.04         23.71
      17              5.80            4.96             55               30.63         24.91
      18              6.00            5.14             56               32.31         26.18
      19              6.21            5.33             57               34.11         27.54
      20              6.42            5.53             58               36.03         28.99
      21              6.65            5.74             59               38.08         30.55
      22              6.89            5.96             60               40.28         32.23
      23              7.14            6.19             61               42.63         34.03
      24              7.41            6.44             62               45.15         35.98
      25              7.69            6.69             63               47.84         38.06
      26              8.00            6.96             64               50.72         40.29
      27              8.32            7.24             65               53.79         42.67
      28              8.66            7.53             66               57.09         45.23
      29              9.02            7.84             67               60.62         47.98
      30              9.40            8.16             68               64.41         50.96
      31              9.80            8.50             69               68.50         54.21
      32             10.22            8.86             70               72.90         57.75
      33             10.67            9.24             71               77.65         61.62
      34             11.14            9.63             72               82.75         65.84
      35             11.64           10.05             73               88.20         70.41
      36             12.17           10.49             74               94.00         75.36
      37             12.73           10.95             75              100.17         80.71

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                                       D-1